                                                                  EXHIBIT 10.2
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                                  CREDIT AGREEMENT

                                       AMONG

                              TENNECO PACKAGING, INC.,

                                  VARIOUS LENDERS,

                            J.P. MORGAN SECURITIES INC.
                                        AND
                            BT ALEX. BROWN INCORPORATED,
                               AS CO-LEAD ARRANGERS,

                               BANKERS TRUST COMPANY,
                                AS SYNDICATION AGENT

                                        AND

                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              AS ADMINISTRATIVE AGENT

                         ----------------------------------

                             DATED AS OF APRIL 12, 1999

                         ----------------------------------

                                   $1,460,000,000

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                         GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       AND
                            THE CHASE MANHATTAN BANK,
                           AS CO-DOCUMENTATION AGENTS

                                 TABLE OF CONTENTS

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                                                                                 ----
SECTION 1.  Amount and Terms of Credit . . . . . . . . . . . . . . . . . . . . . . .1

          1.01  The Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . .1
          1.02  Minimum Amount of Each Borrowing; Limitation on Number of
                   Borrowings. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          1.03  Notice of Borrowing. . . . . . . . . . . . . . . . . . . . . . . . .5
          1.04  Disbursement of Funds. . . . . . . . . . . . . . . . . . . . . . . .6
          1.05  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          1.06  Conversions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          1.07  Pro Rata Borrowings. . . . . . . . . . . . . . . . . . . . . . . . 10
          1.08  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          1.09  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . 11
          1.10  Increased Costs, Illegality, etc.. . . . . . . . . . . . . . . . . 12
          1.11  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
          1.12  Change of Lending Office . . . . . . . . . . . . . . . . . . . . . 15
          1.13  Replacement of Lenders . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 2.  Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

          2.01  Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . 17
          2.02  Letter of Credit Requests, etc.. . . . . . . . . . . . . . . . . . 18
          2.03  Letter of Credit Participations. . . . . . . . . . . . . . . . . . 19
          2.04  Agreement to Repay Letter of Credit Drawings . . . . . . . . . . . 21
          2.05  Increased Costs. . . . . . . . . . . . . . . . . . . . . . . . . . 22

SECTION 3.  Commitment Commission; Fees; Reductions of Commitment. . . . . . . . . 23

          3.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
          3.02  Voluntary Termination or Reduction of Unutilized Revolving
                   Loan Commitments. . . . . . . . . . . . . . . . . . . . . . . . 24
          3.03  Mandatory Reduction of Commitments . . . . . . . . . . . . . . . . 25

SECTION 4.  Prepayments; Payments; Taxes . . . . . . . . . . . . . . . . . . . . . 26

          4.01  Voluntary Prepayments. . . . . . . . . . . . . . . . . . . . . . . 26
          4.02  Mandatory Repayments and Commitment Reductions . . . . . . . . . . 27
          4.03  Method and Place of Payment. . . . . . . . . . . . . . . . . . . . 37
          4.04  Net Payments; Taxes. . . . . . . . . . . . . . . . . . . . . . . . 38

SECTION 5.  Conditions Precedent to Loans. . . . . . . . . . . . . . . . . . . . . 40

          5.01  Execution of Agreement; Notes. . . . . . . . . . . . . . . . . . . 40
          5.02  Fees, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

                                       (i)

                                                                                 PAGE
                                                                                 ----
          5.03  Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . . . . 40
          5.04  Corporate Documents; Proceedings; etc. . . . . . . . . . . . . . . 41
          5.05  Employee Benefit Plans; Shareholders' Agreements;
                  Management Agreements; Debt Agreements; Tax Sharing
                  Agreements; Employment Agreements; Collective Bargaining
                  Agreements and Material Contracts. . . . . . . . . . . . . . . . 41
          5.06  Capitalization; Contribution; etc. . . . . . . . . . . . . . . . . 43
          5.07  Refinancing; Existing Indebtedness . . . . . . . . . . . . . . . . 43
          5.08  Guaranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
          5.09  Pledge Agreement . . . . . . . . . . . . . . . . . . . . . . . . . 45
          5.10  Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . 45
          5.11  Mortgages; Title Insurance; Surveys; etc.. . . . . . . . . . . . . 46
          5.12  Consent Letter . . . . . . . . . . . . . . . . . . . . . . . . . . 47
          5.13  Material Adverse Change, etc.. . . . . . . . . . . . . . . . . . . 47
          5.14  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
          5.15  Solvency Certificate; Insurance. . . . . . . . . . . . . . . . . . 47
          5.16  Pro Forma Balance Sheet; Financial Statements; Projections . . . . 48
          5.17  Market Disruption, etc.. . . . . . . . . . . . . . . . . . . . . . 48
          5.18  PCA Acknowledgement  and Agreement . . . . . . . . . . . . . . . . 48
          5.19  Bank Credit Agreement Assignment and Assumption Agreement. . . . . 48

SECTION 6.  Conditions Precedent to All Credit Events. . . . . . . . . . . . . . . 48

          6.01  No Default; Representations and Warranties . . . . . . . . . . . . 48
          6.02  Notice of Borrowing; Letter of Credit Request. . . . . . . . . . . 49

SECTION 7A.  Representations, Warranties and Agreements. . . . . . . . . . . . . . 49

          7A.01  Corporate Status. . . . . . . . . . . . . . . . . . . . . . . . . 49
          7A.02  Corporate Power and Authority . . . . . . . . . . . . . . . . . . 49
          7A.03  No Violation. . . . . . . . . . . . . . . . . . . . . . . . . . . 50
          7A.04  Governmental Approvals. . . . . . . . . . . . . . . . . . . . . . 50
          7A.05  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
          7A.06  Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . . 50
          7A.07  TPI Security Agreement. . . . . . . . . . . . . . . . . . . . . . 51
          7A.08  Investment Company Act. . . . . . . . . . . . . . . . . . . . . . 51
          7A.09  Public Utility Holding Company Act. . . . . . . . . . . . . . . . 51
          7A.10  Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . 51
          7A.11  Conditions to the Contribution. . . . . . . . . . . . . . . . . . 51

SECTION 7B.  Representations, Warranties and Agreements. . . . . . . . . . . . . . 51

          7B.01  Corporate Status. . . . . . . . . . . . . . . . . . . . . . . . . 52
          7B.02  Corporate Power and Authority . . . . . . . . . . . . . . . . . . 52
          7B.03  No Violation. . . . . . . . . . . . . . . . . . . . . . . . . . . 52
          7B.04  Governmental Approvals. . . . . . . . . . . . . . . . . . . . . . 52
          7B.05  Financial Statements; Financial Condition; Undisclosed
                   Liabilities; Projections; etc . . . . . . . . . . . . . . . . . 53

                                       (ii)

                                                                                 PAGE
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          7B.06  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
          7B.07  True and Complete Disclosure. . . . . . . . . . . . . . . . . . . 54
          7B.08  Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . . 55
          7B.09  Tax Returns and Payments. . . . . . . . . . . . . . . . . . . . . 55
          7B.10  Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . 55
          7B.11  The Security Documents. . . . . . . . . . . . . . . . . . . . . . 57
          7B.12  Representations and Warranties in Other Documents . . . . . . . . 58
          7B.13  Properties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
          7B.14  Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . 58
          7B.15  Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . 59
          7B.16  Compliance with Statutes, etc.. . . . . . . . . . . . . . . . . . 59
          7B.17  Investment Company Act. . . . . . . . . . . . . . . . . . . . . . 59
          7B.18  Public Utility Holding Company Act. . . . . . . . . . . . . . . . 59
          7B.19  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . 60
          7B.20  Labor Relations . . . . . . . . . . . . . . . . . . . . . . . . . 60
          7B.21  Patents, Licenses, Franchises and Formulas. . . . . . . . . . . . 61
          7B.22  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . 61
          7B.23  Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
          7B.24  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
          7B.25  Year 2000 Compliance. . . . . . . . . . . . . . . . . . . . . . . 62
          7B.26  Special Purpose Corporation . . . . . . . . . . . . . . . . . . . 62
          7B.27  Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . 62

SECTION 8.  Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . 62

          8.01  Information Covenants. . . . . . . . . . . . . . . . . . . . . . . 63
          8.02  Books, Records and Inspections . . . . . . . . . . . . . . . . . . 66
          8.03  Maintenance of Property; Insurance . . . . . . . . . . . . . . . . 66
          8.04  Corporate Franchises . . . . . . . . . . . . . . . . . . . . . . . 67
          8.05  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . 67
          8.06  Compliance with Environmental Laws . . . . . . . . . . . . . . . . 67
          8.07  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
          8.08  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . 69
          8.09  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 69
          8.10  Ownership of Subsidiaries. . . . . . . . . . . . . . . . . . . . . 70
          8.11  Additional Security; Further Assurances; Surveys . . . . . . . . . 70
          8.12  Interest Rate Protection . . . . . . . . . . . . . . . . . . . . . 72
          8.13  Permitted Acquisitions . . . . . . . . . . . . . . . . . . . . . . 72
          8.14  Foreign Subsidiaries Security. . . . . . . . . . . . . . . . . . . 74
          8.15  Year 2000 Compliance . . . . . . . . . . . . . . . . . . . . . . . 75
          8.16  Permitted Receivables Facility Transaction . . . . . . . . . . . . 75

SECTION 9.  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . 76

          9.01  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76
          9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.. . . . . . 79

                                       (iii)

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          9.03  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82
          9.04  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
          9.05  Advances, Investments and Loans. . . . . . . . . . . . . . . . . . 86
          9.06  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . 89
          9.07  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . 90
          9.08  Consolidated Interest Coverage Ratio . . . . . . . . . . . . . . . 91
          9.09  Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . 92
          9.10  Minimum Consolidated Net Worth . . . . . . . . . . . . . . . . . . 93
          9.11  Limitation on Modifications of Indebtedness; Modifications
                  of Certificate of Incorporation, By-Laws and Certain Other
                  Agreements; etc. . . . . . . . . . . . . . . . . . . . . . . . . 94
          9.12  Limitation on Certain Restrictions on Subsidiaries . . . . . . . . 95
          9.13  Limitation on Issuance of Capital Stock. . . . . . . . . . . . . . 96
          9.14  Limitation on Creation of Subsidiaries and Joint Ventures. . . . . 96
          9.15  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97
          9.16  Designated Senior Debt . . . . . . . . . . . . . . . . . . . . . . 97

SECTION 10.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . 97

          10.01  Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97
          10.02  Representations, etc. . . . . . . . . . . . . . . . . . . . . . . 97
          10.03  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97
          10.04  Default Under Other Agreements. . . . . . . . . . . . . . . . . . 97
          10.05  Bankruptcy, etc.. . . . . . . . . . . . . . . . . . . . . . . . . 98
          10.06  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98
          10.07  Security Documents. . . . . . . . . . . . . . . . . . . . . . . . 99
          10.08  Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
          10.09  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99
          10.10  Change of Control . . . . . . . . . . . . . . . . . . . . . . . . 99
          10.11  Permitted Receivables Facility. . . . . . . . . . . . . . . . . . 99

SECTION 11.  Definitions and Accounting Terms. . . . . . . . . . . . . . . . . . .100

          11.01  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . .100

SECTION 12.  The Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .141

          12.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . .141
          12.02  Nature of Duties. . . . . . . . . . . . . . . . . . . . . . . . .141
          12.03  Lack of Reliance on the Administrative Agent and the
                   Syndication Agent . . . . . . . . . . . . . . . . . . . . . . .142
          12.04  Certain Rights of the Administrative Agent. . . . . . . . . . . .142
          12.05  Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .143
          12.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . .143
          12.07  Agents in their Individual Capacity . . . . . . . . . . . . . . .143
          12.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .144
          12.09  Resignation by the Agents . . . . . . . . . . . . . . . . . . . .144
          12.10  Delegation of Duties. . . . . . . . . . . . . . . . . . . . . . .145
          12.11  Exculpatory Provisions. . . . . . . . . . . . . . . . . . . . . .145

                                       (iv)

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          12.12  Notice of Default . . . . . . . . . . . . . . . . . . . . . . . .145
          12.13  Special Provisions Regarding the Co-Lead Arrangers and
                   Co-Documentation Agents . . . . . . . . . . . . . . . . . . . .146

SECTION 13.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .146

          13.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . . .146
          13.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . .147
          13.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .148
          13.04  Benefit of Agreement. . . . . . . . . . . . . . . . . . . . . . .148
          13.05  No Waiver; Remedies Cumulative. . . . . . . . . . . . . . . . . .150
          13.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . . .150
          13.07  Calculations; Computations. . . . . . . . . . . . . . . . . . . .151
          13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER
                   OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . .151
          13.09  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .153
          13.10  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . .153
          13.11  Headings Descriptive. . . . . . . . . . . . . . . . . . . . . . .153
          13.12  Amendment or Waiver; etc. . . . . . . . . . . . . . . . . . . . .153
          13.13  Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . .155
          13.14  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . . .155
          13.15  Limitation on Additional Amounts, etc.. . . . . . . . . . . . . .155
          13.16  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .156
          13.17  Register. . . . . . . . . . . . . . . . . . . . . . . . . . . . .156

                                       (v)

SCHEDULE I     -    COMMITMENTS
SCHEDULE II    -    LENDER ADDRESSES
SCHEDULE III   -    REAL PROPERTY
SCHEDULE IV    -    EXISTING LIENS
SCHEDULE V     -    EXISTING INDEBTEDNESS
SCHEDULE VI    -    INSURANCE
SCHEDULE VII   -    ERISA
SCHEDULE VIII  -    SUBSIDIARIES
SCHEDULE IX    -    PROJECTIONS
SCHEDULE X     -    TAXES
SCHEDULE XI    -    POST-CLOSING DELIVERIES

EXHIBIT A      Form of Notice of Borrowing
EXHIBIT B-1    Form of Tranche A Term Note
EXHIBIT B-2    Form of Tranche B Term Note
EXHIBIT B-3    Form of Tranche C Term Note
EXHIBIT B-4    Form of Revolving Note
EXHIBIT B-5    Form of Swingline Note
EXHIBIT C      Form of Letter of Credit Request
EXHIBIT D      Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1    Form of Opinion of Jenner & Block
EXHIBIT E-2    Form of Opinion of Kirkland & Ellis
EXHIBIT F      Form of Officer's Certificate
EXHIBIT G-1    Form of Subsidiaries Guaranty
EXHIBIT G-2    Form of Tenneco Guaranty
EXHIBIT H      Form of Pledge Agreement
EXHIBIT I-1    Form of TPI Security Agreement
EXHIBIT I-2    Form of PCA Security Agreement
EXHIBIT J      Form of Consent Letter
EXHIBIT K      Form of Solvency Certificate
EXHIBIT L      Form of Assignment and Assumption Agreement
EXHIBIT M      Form of Subordination Provisions
EXHIBIT N      Form of PCA Acknowledgement  and Agreement
EXHIBIT O      Form of Bank Credit Agreement Assignment and Assumption Agreement


                                       (vi)

              CREDIT AGREEMENT, dated as of April 12, 1999, among TENNECO PACKAGING, INC., a Delaware corporation ("TPI"), the Lenders party hereto from time to time, J.P. MORGAN SECURITIES INC. and BT ALEX. BROWN INCORPORATED, as Co-Lead Arrangers (in such capacity, each a "CO-LEAD ARRANGER" and, collectively, the "CO-LEAD ARRANGERS"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") (all capitalized terms used herein and defined in
Section 11 are used herein as therein defined).

                                W I T N E S S E T H :

              WHEREAS, TPI and Packaging Corporation of America, a Delaware corporation ("PCA"), have entered into the Contribution Agreement pursuant to which TPI will, inter alia, contribute the Containerboard Business to PCA on the terms and conditions set forth therein;

              WHEREAS, TPI has requested that the Lenders make available to TPI the credit facilities provided for herein for purposes including to enable TPI to repay certain outstanding Indebtedness of TPI and its Subsidiaries prior to (or concurrently with) the Contribution;

              WHEREAS, upon the consummation of the Refinancing and pursuant to the Contribution, TPI will contribute, and PCA will assume, all of TPI's rights, liabilities and obligations under this Agreement and the other Credit Documents, whereupon PCA shall become the Borrower for all purposes of this Agreement and TPI shall be released from all obligations and liabilities as the Borrower;

              WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to (i) TPI on the Initial Borrowing Date and prior to the Contribution Effective Time and (ii) PCA on and after the Contribution Effective Time, the respective credit facilities provided for herein;

              NOW, THEREFORE, IT IS AGREED:

              SECTION 1.  AMOUNT AND TERMS OF CREDIT.

              1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche A Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each, a "TRANCHE A TERM LOAN" and, collectively, the "TRANCHE A TERM LOANS") to the Borrower, which Tranche A Term Loans (i) except as hereafter provided, shall be made and initially maintained as a single Borrowing of Base Rate Loans and after the third Business Day following the Initial Borrowing Date, shall, at the option of the Borrower, be maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that (x) except as otherwise specifically provided in Section 1.10(b), all Tranche A Term Loans made as part of the same Borrowing shall at all times consist of Tranche A Term

Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Tranche A Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (or, if later, the last day of the Interest Period applicable to the third Borrowing of Eurodollar Loans referred to below), each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on or after the third Business Day after the Initial Borrowing Date and on or prior to the fifth Business Day after the Initial Borrowing Date, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche A Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to
Section 3.03(b)(ii)). Once repaid, Tranche A Term Loans incurred hereunder may not be reborrowed.

              (b) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche B Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each, a "TRANCHE B TERM LOAN" and, collectively, the "TRANCHE B TERM LOANS") to the Borrower, which Tranche B Term Loans (i) except as hereafter provided, shall be made and initially maintained as a single Borrowing of Base Rate Loans and after the third Business Day following the Initial Borrowing Date, shall, at the option of the Borrower, be maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that (x) except as otherwise specifically provided in Section 1.10(b), all Tranche B Term Loans made as part of the same Borrowing shall at all times consist of Tranche B Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Tranche B Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (or, if later, the last day of the Interest Period applicable to the third Borrowing of Eurodollar Loans referred to below), each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the same date as the initial Borrowing of Tranche A Term Loans that are maintained as Eurodollar Loans, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche B Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(c)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to Section 3.03(c)(ii)). Once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed.

              (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche C Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each, a "TRANCHE C TERM LOAN" and, collectively, the "TRANCHE C TERM LOANS") to the Borrower, which Tranche C Term Loans (i) except as hereafter provided, be made and initially maintained as a single Borrowing of Base Rate Loans and after the third Business Day following the Initial Borrowing Date, shall, at the option of the Borrower, be maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that (x) except as otherwise specifically provided in Section 1.10(b), all Tranche C Term Loans made as part of the same Borrowing shall at all times consist of Tranche C Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Tranche C Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (or, if later, the last day of the Interest Period applicable to the third Borrowing of Eurodollar Loans referred to below), each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the same date as the initial
Borrowing of Tranche A Term Loans that are maintained as Eurodollar Loans, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing and (ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Tranche C Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(d)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to Section 3.03(d)(ii)). Once repaid, Tranche C Term Loans incurred hereunder may not be reborrowed.

              (d) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and the Contribution Effective Time and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans (i) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that (x) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans made as part of the same Borrowing shall at all times consist of Revolving Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Revolving Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (or, if later, the last day of the Interest Period applicable to the third Borrowing of Eurodollar Loans referred to below), each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the same date as the initial Borrowing of Tranche A Term Loans that are maintained as Eurodollar Loans, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's Adjusted Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans

(exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Available Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Available Revolving Loan Commitment at such time.

              (e) Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees to make at any time and from time to time on and after the Initial Borrowing Date and the Contribution Effective Time and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when added to (x) the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders then outstanding and (y) the Letter of Credit Outstandings at such time, an amount equal to the Adjusted Total Available Revolving Loan Commitment at such time (after giving effect to any reductions to the Adjusted Total Available Revolving Loan Commitment on such date), (iv) shall not exceed at any time outstanding the Maximum Swingline Amount and (v) shall not be extended if the Swingline Lender receives a written notice from the Administrative Agent or the Required Lenders that has not been rescinded that there is a Default or an Event of Default in existence hereunder.

              (f) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the other Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "MANDATORY BORROWING") shall be made on the immediately succeeding Business Day by all Lenders with a Revolving Loan Commitment (without giving effect to any reductions thereto pursuant to the last paragraph of Section 10) PRO RATA based on each Lender's Adjusted Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be paid directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,

(iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment, the Total Available Revolving Loan Commitment, the Adjusted Total Revolving Loan Commitment or the Adjusted Total Available Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Adjusted Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

              1.02 MINIMUM AMOUNT OF EACH BORROWING; LIMITATION ON NUMBER OF BORROWINGS. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable thereto; PROVIDED that Mandatory Borrowings shall be made in the amounts required by Section 1.01(f). More than one Borrowing may be incurred on the same date, but at no time shall there be outstanding more than fifteen Borrowings of Eurodollar Loans in the aggregate under all Tranches.

              1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to make Borrowing hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time). Each such written notice or written confirmation of telephonic notice (each, a "NOTICE OF BORROWING"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify: (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), (ii) whether the Loans being made pursuant to such Borrowing shall constitute Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans, (iii) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto and (iv) in the case of a Borrowing of Revolving Loans the proceeds of which are to be utilized to finance, in whole or in part, the consideration for a Permitted Acquisition,
(x) a reference to the officer's certificate, if any, delivered in accordance with Section 8.13, (y) the aggregate principal amount of such Revolving Loans to be utilized in connection with such Permitted Acquisition and (z) the Total Available Unutilized Revolving Loan Commitment then in effect after giving effect to the respective Permitted Acquisition (and all payments to be made in connection therewith). The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

              (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender not later than 1:00 P.M. (New York time) on the date that a Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

              (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(f), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(f).

              (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the Chief Executive Officer, the Chief Financial Officer, the President or the Treasurer of the Borrower (or any other officer or representative of the Borrower designated in writing to the Administrative Agent and the Swingline Lender by the Chief Executive Officer, the Chief Financial Officer, the President or the Treasurer as being authorized to give such notices under this Agreement) prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's and the Swingline Lender's record of the terms of such telephonic notice of such Borrowing of Loans, absent manifest error.

              1.04 DISBURSEMENT OF FUNDS. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 12:00 Noon
(New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in
Section 1.01(f)), each Lender with a Commitment of the respective Tranche will make available its PRO RATA portion of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and, except in the case of Mandatory Borrowings, the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders (for Loans other than Swingline Loans, prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) on such day), PROVIDED that all proceeds of the Term Loans shall be deposited by the Administrative Agent in the Restricted Account and disbursed therefrom as provided in the TPI Security Agreement. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative
Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative
Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal
Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section
1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

              1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall, if requested by such Lender, be evidenced (i) if Tranche A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "TRANCHE A TERM NOTE" and, collectively, the "TRANCHE A TERM NOTES"), (ii) if Tranche B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each, a "TRANCHE B TERM NOTE" and, collectively, the "TRANCHE B TERM NOTES"), (iii) if Tranche C Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (each, a "TRANCHE C TERM NOTE" and, collectively, the "TRANCHE C TERM NOTES"), (iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each, a "REVOLVING NOTE" and, collectively, the "REVOLVING NOTES") and (v) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (the "SWINGLINE NOTE").

              (b) The Tranche A Term Note issued to each Lender with a Tranche A Term Loan Commitment or outstanding Tranche A Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Tranche A Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof),
(iii) be in a stated principal amount equal to the Tranche A Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of any Tranche A Term
Note issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche A Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche A Term Loans evidenced thereby, (iv) mature on the Tranche A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

              (c) The Tranche B Term Note issued to each Lender with a Tranche B Term Loan Commitment or outstanding Tranche B Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Tranche B Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof),
(iii) be in a stated principal amount equal to the Tranche B Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of any Tranche B Term
Note issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche B Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche B Term Loans evidenced thereby, (iv) mature on the Tranche B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

              (d) The Tranche C Term Note issued to each Lender with a Tranche C Term Loan Commitment or outstanding Tranche C Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Tranche C Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof),
(iii) be in a stated principal amount equal to the Tranche C Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of any Tranche C Term
Note issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche C Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche C Term Loans evidenced thereby, (iv) mature on the Tranche C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

              (e) The Revolving Note issued to each Lender with a Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Revolving Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

              (f)     The Swingline Note shall (i) be executed by the Borrower,
(ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, in the case of any Swingline Note issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

              (g) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

              (h) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Tranche A Term Notes, Tranche B Term Notes, Tranche C Term Notes, Revolving Notes and the Swingline Note shall only be delivered to Lenders which at any time specifically request the delivery of such Notes and no Notes shall be delivered prior to the Contribution Effective Time. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (g). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

              1.06 CONVERSIONS. The Borrower shall have the option to convert, on any Business Day occurring on or after the third Business Day after the Initial Borrowing Date, all or a portion of the outstanding principal amount of Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, PROVIDED that (i) except as provided in Section 1.10(b) or unless the Borrower pays all breakage costs and other amounts owing to each Lender pursuant to Section 1.11 concurrently with any such conversion, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted, (ii) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (iii) unless the Required Lenders otherwise agree in writing, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion,
(iv) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02,
(v) unless the Syndication Date has occurred (at which time this clause (v) shall no longer be applicable), prior to the 90th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans may only be made if any such conversion is effective on the first day of the first, second or third Interest Period referred to in clause (y) of each of Sections 1.01(a)(i), 1.01(b)(i), 1.01(c)(i) and 1.01(d)(i) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 90th day after the Initial Borrowing Date as are permitted under Sections 1.01(a)(i), 1.01(b)(i), 1.01(c)(i) and 1.01(d)(i) and (vi) Swingline Loans may
not be converted pursuant to this Section 1.06. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least (x) in the case of a conversion to Eurodollar Loans, three Business Days' prior written notice and (y) in the case of a conversion to Base Rate Loans, one Business Day's prior written notice (each, a "NOTICE OF CONVERSION"), specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

              1.07 PRO RATA BORROWINGS. All Borrowings of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans under this Agreement shall be incurred from the Lenders PRO RATA on the basis of their Tranche A Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments or Revolving Loan Commitments, as the case may be, PROVIDED that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Lenders PRO RATA on the basis of their Adjusted Percentages. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

              1.08 INTEREST. (a) The Borrower shall pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such

Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the relevant Applicable Margin PLUS the Base Rate, each as in effect from time to time.

              (b) The Borrower shall pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant Applicable Margin PLUS the Eurodollar Rate for such Interest Period, each as in effect from time to time.

              (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time (or, if such overdue amount is not interest or principal in respect of a Loan, 2% per annum in excess of the rate otherwise applicable to Base Rate Loans maintained as Revolving Loans from time to time) and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

              (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on (x) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (y) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (except repayments and prepayments of Base Rate Loans which are Revolving Loans or Swingline Loans, in instances where the Total Revolving Loan Commitment remains in effect in an amount greater than zero) on the amount repaid or prepaid, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

              (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

              (f) All computations of interest hereunder shall be made in accordance with Section 13.07(b).

              1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Borrowing of Eurodollar Loans (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the

Administrative Agent written notice thereof, the interest period (each, an "INTEREST PERIOD") applicable to such Eurodollar Loans, which Interest Period shall, at the option of the Borrower (but otherwise subject to clause (y) of the proviso to Sections 1.01(a)(i), 1.01(b)(i), 1.01(c)(i) and 1.01(d)(i) and to clause (v) of the proviso to Section 1.06), be a one, two, three or six month period or, to the extent agreed to by each Lender with Loans and/or Commitments under the respective Tranche, a two-week or twelve month period, PROVIDED that:

                (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

               (ii) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

              (iii) if any Interest Period relating to a Borrowing of Eurodollar Loans begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Borrowing of Eurodollar Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                (v) unless the Required Lenders otherwise agree in writing, no Interest Period may be selected at any time when a Default or Event of Default is then in existence;

               (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

              (vii) no Interest Period in respect of any Borrowing of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b), (c) or (d) as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, then outstanding LESS the aggregate amount of such required prepayment.

              If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

              1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

               (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements but, in all events, excluding reserves required under Regulation D and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

              (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, and/or (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed instead to have contained a request for Base Rate Loans, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for and the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(a) upon the subsequent receipt of such notice) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

              (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and, in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii), shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan on the earlier of the date required by law or the last day of the Interest Period applicable to such Eurodollar Loans, PROVIDED that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this
Section 1.10(b).

              (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, in each case introduced or changed after the date hereof, will have the effect of increasing the amount of capital required or requested to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, PROVIDED that such Lender's determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for and calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligation to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

              1.11 COMPENSATION. The Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting and the calculation of such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to
Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b). Each Lender's calculation of the amount of compensation owing pursuant to this Section 1.11 shall be made in good faith. A Lender's basis for requesting compensation pursuant to this Section 1.11 and a Lender's calculation of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

              1.12 CHANGE OF LENDING OFFICE. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this

Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.05 and 4.04.

              1.13 REPLACEMENT OF LENDERS. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or
Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, or (z) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 13.12(b), the Borrower shall have the right, if no Default or Event of Default then exists or would exist immediately after giving effect to the respective replacement, to either replace such Lender (the "REPLACED LENDER") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "REPLACEMENT LENDER") and each of whom shall be reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Revolving Loan Commitment provided by the Replacement Lender or (b) in the case of a replacement as provided in Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Term Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender, PROVIDED that:

                (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans or (b) the outstanding Term Loans of one or more Tranches, the outstanding Term Loans of the respective Tranche or Tranches) of, and in each case (except for the replacement of only the outstanding Term Loans of one or more Tranches of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum (without duplication) of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans or (II) the Term Loans of one or more Tranches, the outstanding Term Loans of such Tranche or Tranches) of the Replaced Lender, (B) except in the case of the replacement of only the outstanding Term Loans of one or more Tranches of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) except in the case of the replacement of only the outstanding Term Loans of one or more Tranches of a Replaced Lender, the respective Issuing Bank n amount equal to such Replaced Lender's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Lender) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) in the case of any replacement of Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's Adjusted Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and

               (ii) all obligations of the Borrower owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, the recordation of the assignment on the Register by the Administrative Agent pursuant to Section
13.17 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower,
(x) the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans and/or a Revolving Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender and (y) in the case of a replacement of a Defaulting Lender with a Non-Defaulting Lender, the Adjusted Percentages of the Lenders shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Lender with one or more Non-Defaulting Lenders).

              SECTION 2.  LETTERS OF CREDIT.

              2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Bank issue, at any time and from time to time after the Initial Borrowing Date and the Contribution Effective Time and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a

"STANDBY LETTER OF CREDIT") in support of such L/C Supportable Indebtedness and (y) for the account of the Borrower and for the benefit of sellers of goods or materials to the Borrower or any of its Subsidiaries, an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such commercial letter of credit, a "TRADE LETTER OF CREDIT", and each such Trade Letter of Credit and each Standby Letter of Credit, a "LETTER OF CREDIT") in support of trade obligations of the Borrower and its Subsidiaries that arise in the ordinary course of business.

              (b) Subject to the terms and conditions contained herein, each Issuing Bank hereby agrees that it will, at any time and from time to time on or after the Initial Borrowing Date and the Contribution Effective Time and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials as referenced in Section 2.01(a), PROVIDED that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it; or

               (ii) such Issuing Bank shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b).

              (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $50,000,000 or (y) when added to (I) the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders and then outstanding and (II) the principal amount of all Swingline Loans then outstanding, an amount equal to the Adjusted Total Available Revolving Loan Commitment at such time, (ii) each Letter of Credit shall be denominated in Dollars, (iii) each Letter of Credit shall by its terms terminate (x) in the case of Standby Letters of Credit, on or before the earlier of (A) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be automatically extendible for successive periods of up to 12 months, but not beyond the 5th Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank thereof) and (B) the 5th Business Day prior to the Revolving Loan Maturity Date, and (y) in the case of Trade Letters of Credit, on or before the earlier of (A) the date which occurs 180 days after the date of issuance thereof and (B) the date which is 10 days prior to the Revolving Loan Maturity Date and (iv) the Stated Amount of each Letter of Credit upon issuance shall be not less than $50,000 or such lesser amount as is acceptable to the respective Issuing Bank.

              (d) Notwithstanding the foregoing, in the event a Lender Default exists, no Issuing Bank shall be required to issue any Letter of Credit unless the respective Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders' Adjusted Percentage of the Letter of Credit Outstandings, as the case may be.

              2.02 LETTER OF CREDIT REQUESTS, ETC. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Bank written notice thereof prior to 12:00 Noon (New York time) at least three Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit C (each, a "LETTER OF CREDIT REQUEST").

              (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Bank has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6, as applicable, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank shall issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Bank's usual and customary practices.

              (c) Each Issuing Bank shall, promptly after each issuance of, or amendment or modification to, a Standby Letter of Credit issued by it, give the Administrative Agent (and the Administrative Agent shall in turn promptly forward same to each Participant and the Borrower) written notice of the issuance of, or amendment or modification to, such Standby Letter of Credit, which notice shall be accompanied by a copy of the Standby Letter of Credit or Standby Letters of Credit issued by it and each such amendment or modification thereto.

              (d) Each Issuing Bank (other than Morgan Guaranty) shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding Trade Letters of Credit issued by such Issuing Bank for the previous week. The Administrative Agent shall, within 10 days after the last Business Day of each calendar month, deliver to each Participant a report setting forth for such preceding calendar month the aggregate daily Stated

Amount available to be drawn under all outstanding Trade Letters of Credit during such calendar month.

              2.03 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, other than such Issuing Bank (each such Lender, in its capacity under this Section 2.03, a "PARTICIPANT"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Participants as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit), and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Adjusted Percentages of the Lenders pursuant to Section 1.13 or 13.04 or as a result of a Lender Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Adjusted Percentages of the assignor and assignee Lender or of all Lenders with Revolving Loan Commitments, as the case may be.

              (b) In determining whether to pay under any Letter of Credit, no Issuing Bank shall have any obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction, shall not create for such Issuing Bank any resulting liability to any Credit Party or any Lender.

              (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant, of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's Adjusted Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's Adjusted Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Adjusted Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other
Participant to make available to such Issuing Bank such other Participant's Adjusted Percentage of any such payment.

              (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall forward such payment to the Administrative Agent, which in turn shall distribute to each Participant which has paid its Adjusted Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

              (e) Upon the request of any Participant, each Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

              (f) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

               (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

              (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                (v)   the occurrence of any Default or Event of Default.

              2.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Bank under any Letter of Credit (each such amount, so paid until reimbursed, an "UNPAID DRAWING"), immediately after, and in any event on the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time PLUS the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time, such interest to be payable on demand; PROVIDED, HOWEVER, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following receipt of notice of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time PLUS the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time PLUS 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit issued by it, PROVIDED that the failure of, or delay in, giving any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

              (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "DRAWING") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any of its Subsidiaries may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Bank any resulting liability to the Borrower or any other Credit Party.

              2.05 INCREASED COSTS. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any franchise tax based on the net income or profits of such Issuing Bank or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Administrative Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Issuing Bank or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower, although the failure to deliver any such certificate shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

              SECTION 3.  COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.

              3.01 FEES. (a) The Borrower shall pay the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "COMMITMENT COMMISSION") for the period from the Effective Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the relevant Applicable Margin then in effect on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date (or such earlier date upon which the Total Revolving Loan Commitment is terminated).

              (b) The Borrower shall pay to the Administrative Agent for PRO RATA distribution to each Non-Defaulting Lender with a Revolving Loan Commitment (based on their respective Adjusted Percentages), a fee in respect of each Letter of Credit issued hereunder (the "LETTER OF CREDIT FEE"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Revolving Loans maintained as Eurodollar

Loans on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

              (c) The Borrower shall pay to each Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Bank hereunder (the "FACING FEE"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit (or such lesser percentage as shall be agreed by the respective Issuing Bank). Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

              (d) The Borrower shall pay to each Issuing Bank, upon each payment under, issuance of, or amendment to, any Letter of Credit issued by such Issuing Bank, such amount as shall at the time of such event be the administrative charge which such Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit issued by it.

              (e) PCA shall pay to each Agent, for its own account, such other fees as have been agreed to in writing by PCA Holdings and/or PCA and such Agent.

              3.02 VOLUNTARY TERMINATION OR REDUCTION OF UNUTILIZED REVOLVING LOAN COMMITMENTS. (a) Upon at least three Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $5,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, PROVIDED that (i) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Lender with such a Commitment and (ii) no reduction to the Total Unutilized Revolving Loan Commitment shall be in an amount which would cause the Revolving Loan Commitment of any Lender to be reduced (as required by preceding clause (i)) by an amount which exceeds the remainder of (x) the Unutilized Revolving Loan Commitment of such Lender as in effect immediately before giving effect to such reduction MINUS (y) such Lender's Adjusted Percentage of the aggregate principal amount of Swingline Loans then outstanding. If at the time of any reduction to the Total Unutilized Revolving Loan Commitment pursuant to the preceding provisions of this Section 3.02(a) the amount of the Blocked Commitment is in excess of $0, the Borrower may specify (in its notice of the reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02(a)) that the amount of the reduction shall also apply to reduce the amount of the Blocked Commitment as then in effect (in which case the amount of the Blocked Commitment shall be so reduced) by an amount equal to the lesser of (x) the amount of the Blocked Commitment as in effect prior to the reduction pursuant to this sentence and (y) the amount of the reduction to the Total Unutilized Revolving Loan Commitment then being effected to this

Section 3.02(a); PROVIDED that if at any time the amount of the Blocked Commitment is in excess of $0 and, as a result of any reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02(a), any repayment of Loans or establishment of cash collateral arrangements would be required pursuant to Section 4.02(a), the Borrower shall make any such required repayment or establish such cash collateral arrangements concurrently with any such reduction.

              (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 13.12(b), the Borrower may, subject to the requirements of said Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), terminate all of the Revolving Loan Commitment of such Lender so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, owing to such Lender (including all amounts, if any, owing pursuant to Section 1.11 but excluding amounts owing in respect of any Tranche of Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

              3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitments (and the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on June 30, 1999 unless the Initial Borrowing Date shall have occurred on or prior to such date.

              (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche A Term Loan Commitment (and the Tranche A Term Loan Commitment of each Lender with such a Commitment) shall (i) terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Tranche A Term Loans on such date) and (ii) prior to the termination of the Total Tranche A Term Loan Commitment as provided in clause
(i) above, be reduced from time to time to the extent required by Section 4.02.

              (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche B Term Loan Commitment (and the Tranche B Term Loan Commitment of each Lender with such a Commitment) shall (i) terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Tranche B Term Loans on such date) and (ii) prior to the termination of the Total Tranche B Term Loan Commitment as provided in clause
(i) above, be reduced from time to time to the extent required by Section 4.02.

              (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche C Term Loan Commitment (and the Tranche C Term Loan Commitment of each Lender with such a Commitment) shall (i) terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Tranche C Term Loans on such date) and (ii) prior to the termination of the Total Tranche C Term Loan Commitment as provided in clause (i) above, be reduced from time to time to the extent required by Section 4.02.

              (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Revolving Loan Maturity Date.

              (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory repayment of Term Loans pursuant to any of Sections 4.02(e) through (j), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

              (g) In addition to any other mandatory commitment reduction pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety at 5:00 P.M. (New York time) on the Initial Borrowing Date unless the Contribution Effective Time shall have occurred prior to such time.

              (h) Each reduction to the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, the Total Tranche C Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this
Section 3.03 shall be applied proportionately to reduce the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

              SECTION 4.  PREPAYMENTS; PAYMENTS; TAXES.

              4.01 VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay the Loans, without premium or penalty except as provided by law, in whole or in part, at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Term Loans or Revolving Loans maintained as Base Rate Loans, (y) same day prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Swingline Loans and
(z) at least three Business Days' (or in the case of a prepayment of Eurodollar Loans at the end of the Interest Period therefor, one Business Day's) prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar

Loans, whether Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall (except in the case of Swingline Loans) promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 (or $50,000 in the case of Swingline Loans) and, in each case, if greater, in integral multiples of $100,000 (or $50,000 in the case of Swingline Loans) (or, in each case, such lesser amount of a Borrowing which is outstanding), PROVIDED that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts required pursuant to Section 1.11; (iv) in the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (iv), the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (iv) have been obtained; (v) except as expressly provided in the preceding clause (iv), each voluntary prepayment of Term Loans pursuant to this Section 4.01 shall be applied, subject to modification of such application as set forth in Section 4.02(o), to the Tranche A Term Loans, Tranche B Term Loans and the Tranche C Term Loans on a PRO RATA basis (based upon the then outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans); (vi) except as expressly provided in the preceding clause (iv), each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among the Loans comprising such Borrowing; PROVIDED that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender; and (vii) each prepayment of principal of any Tranche of Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans PRO RATA based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto; PROVIDED that unless the Borrower notifies the Administrative Agent in writing that it does not desire that prepayments be applied as provided in this proviso, any such prepayment of the respective Tranche of Term Loans shall first be applied in direct order of maturity to those Scheduled Repayments of the respective Tranche which are due within 24 months after the date of such prepayment (based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto), with any excess amount of such prepayment to be applied to the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a PRO RATA basis as otherwise provided in this clause (vii) above.

              4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a)(i) On any date on which the sum of the aggregate outstanding principal amount of the Revolving Loans made by Non-Defaulting Lenders, the outstanding principal amount of the Swingline Loans and the Letter of Credit Outstandings on such date exceeds the Adjusted Total Available Revolving Loan Commitment as then in effect, the Borrower shall prepay on such date the principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans of Non-Defaulting Lenders in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and all outstanding Revolving Loans of Non-Defaulting Lenders, the aggregate amount of the Letter of Credit Outstandings exceeds the Adjusted Total Available Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount in cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to Non-Defaulting Lenders hereunder in a cash collateral account to be established by the Administrative Agent pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent.

              (ii) On any date on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Lender exceeds the Revolving Loan Commitment of such Defaulting Lender, the Borrower shall prepay on such date principal of Revolving Loans of such Defaulting Lender in an amount equal to such excess.

              (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(k), a "TRANCHE A SCHEDULED REPAYMENT," and each such date, a "TRANCHE A SCHEDULED REPAYMENT DATE"):

                Tranche A
        Scheduled Repayment Date                         Amount
        ------------------------                         ------
 September 30, 1999                                    $8,000,000
 December 31, 1999                                     $8,000,000

 March 31, 2000                                        $10,000,000
 June 30, 2000                                         $10,000,000
 September 30, 2000                                    $10,000,000
 December 31, 2000                                     $10,000,000

                                     -28-

 March 31, 2001                                        $15,000,000
 June 30, 2001                                         $15,000,000
 September 30, 2001                                    $15,000,000
 December 31, 2001                                     $15,000,000
 March 31, 2002                                        $22,500,000
 June 30, 2002                                         $22,500,000
 September 30, 2002                                    $22,500,000
 December 31, 2002                                     $22,500,000

 March 31, 2003                                        $25,000,000
 June 30, 2003                                         $25,000,000
 September 30, 2003                                    $25,000,000
 December 31, 2003                                     $25,000,000

 March 31, 2004                                        $30,000,000
 June 30, 2004                                         $30,000,000
 September 30, 2004                                    $30,000,000
 December 31, 2004                                     $30,000,000

 Tranche A Term Loan Maturity Date                     $34,000,000

              (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(k), a "TRANCHE B SCHEDULED REPAYMENT," and each such date, a "TRANCHE B SCHEDULED REPAYMENT DATE"):

                 Tranche B
          Scheduled Repayment Date                  Amount
          ------------------------                  ------
 September 30, 1999                                $937,500
 December 31, 1999                                 $937,500

 March 31, 2000                                    $937,500
 June 30, 2000                                     $937,500
 September 30, 2000                                $937,500
 December 31, 2000                                 $937,500

 March 31, 2001                                    $937,500
 June 30, 2001                                     $937,500
 September 30, 2001                                $937,500
 December 31, 2001                                 $937,500

 March 31, 2002                                    $937,500

                                     -29-


 June 30, 2002                                     $937,500
 September 30, 2002                                $937,500
 December 31, 2002                                 $937,500

 March 31, 2003                                    $937,500
 June 30, 2003                                     $937,500
 September 30, 2003                                $937,500
 December 31, 2003                                 $937,500

 March 31, 2004                                    $937,500
 June 30, 2004                                     $937,500
 September 30, 2004                                $937,500
 December 31, 2004                                 $937,500

 March 31, 2005                                    $937,500
 June 30, 2005                                     $937,500
 September 30, 2005                                $937,500
 December 31, 2005                                 $937,500

 March 31, 2006                                    $937,500
 June 30, 2006                                  $87,421,875
 September 30, 2006                             $87,421,875
 December 31, 2006                              $87,421,875

 Tranche B Term Loan Maturity Date              $87,421,875

              (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche C Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(k), a "TRANCHE C SCHEDULED REPAYMENT," and each such date, a "TRANCHE C SCHEDULED REPAYMENT DATE"):

                      Tranche C
               Scheduled Repayment Date              Amount
               ------------------------              ------
          September 30, 1999                        $937,500
          December 31, 1999                         $937,500

          March 31, 2000                            $937,500
          June 30, 2000                             $937,500
          September 30, 2000                        $937,500
          December 31, 2000                         $937,500

          March 31, 2001                            $937,500
          June 30, 2001                             $937,500


                                     -30-


          September 30, 2001                        $937,500
          December 31, 2001                         $937,500

          March 31, 2002                            $937,500
          June 30, 2002                             $937,500
          September 30, 2002                        $937,500
          December 31, 2002                         $937,500

          March 31, 2003                            $937,500
          June 30, 2003                             $937,500
          September 30, 2003                        $937,500
          December 31, 2003                         $937,500

          March 31, 2004                            $937,500
          June 30, 2004                             $937,500
          September 30, 2004                        $937,500
          December 31, 2004                         $937,500

          March 31, 2005                            $937,500
          June 30, 2005                             $937,500
          September 30, 2005                        $937,500
          December 31, 2005                         $937,500

          March 31, 2006                            $937,500
          June 30, 2006                             $937,500
          September 30, 2006                        $937,500
          December 31, 2006                         $937,500

          March 31, 2007                            $937,500
          June 30, 2007                          $86,484,375
          September 30, 2007                     $86,484,375
          December 31, 2007                      $86,484,375

          Tranche C Term Loan Maturity Date      $86,484,375

              (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any sale or issuance of equity of (or cash capital contributions to) the Borrower or any of its Subsidiaries (other than (v) the Secondary Common Equity Issuance, (w) issuances of Borrower Common Stock to management of the Borrower and its Subsidiaries (including, without limitation, as a result of the exercise of options with respect to Borrower Common Stock), (x) the Preferred Equity Issuance, (y) the issuance of Exchange Borrower PIK Preferred Stock in accordance with the requirements of the definition thereof and (z) the issuance of the Preferred Stock referred to in clause (iii) of the first sentence of Section 7B.14 on the Initial Borrowing Date) an amount equal to 50% of the cash proceeds of the respective sale or issuance (net of underwriting discounts and commissions and other direct costs associated therewith, including, without limitation, legal fees and expenses) shall be applied as a mandatory repayment of principal of outstanding Term Loans (or, if the Initial Borrowing Date has not yet occurred, such amounts shall be applied as a mandatory reduction to the Total Term Loan Commitment) in accordance with the requirements of Sections 4.02(k) and (l).

              (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness (other than (x) at any time prior to the Contribution Effective Time, Indebtedness existing pursuant to this Agreement and the Subordinated Promissory Notes and (y) at any time thereafter, Indebtedness permitted to be incurred pursuant to Section 9.04), an amount equal to the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Term Loans (or, if the Initial Borrowing Date has not yet occurred, such amounts shall be applied as a mandatory reduction to the Total Term Loan Commitment) in accordance with the requirements of Sections 4.02(k) and (l).

              (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Contribution Effective Time upon which the Borrower or any of its Subsidiaries receives any Net Asset Sale Proceeds, an amount equal to 100% of such Net Asset Sale Proceeds shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k) and (l); PROVIDED that:

              (I) the Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with a sale or other disposition of a Converting Plant shall not give rise to a mandatory repayment on the date of the receipt of such Net Asset Sale Proceeds so long as (i) no Default or Event of Default shall have occurred and be continuing on the date of receipt of such Net Asset Sale Proceeds, (ii) the aggregate amount of Net Asset Sale Proceeds from such sale or other disposition of such Converting Plant, when added to the aggregate amount of Net Asset Sale Proceeds from all other sales or dispositions of Converting Plants consummated in the twelve-month period prior to the respective sale or disposition of such Converting Plant, does not exceed $60,000,000 and
       (iii) the Borrower delivers an officer's certificate to the Administrative Agent on or before the date of receipt of such Net Asset Sale Proceeds stating that the conditions set forth in clauses (i) and
       (ii) are satisfied, and that an amount equal to such Net Asset Sale Proceeds shall be used to purchase or invest in other Converting Plants within one year following the date of receipt of such Net Asset Sale Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended, the proposed use of such Net Asset Sale Proceeds and such other information with respect to such reinvestment as the Administrative Agent may reasonably request);

              (II) the Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with any Asset Sale (other than a Timberlands Disposition, any Asset Sale pursuant to a Permitted Sale-Leaseback Transaction and an Asset Sale constituting a sale or disposition of a Converting Plant) shall not give rise to a mandatory repayment on the date of the receipt of such Net Asset Sale Proceeds so long as (i) no Default or Event of Default shall have occurred and be continuing on the date of receipt of such Net Asset Sale Proceeds,
       (ii) the aggregate amount of Net Asset Sale Proceeds (exclusive of the Excluded Proceeds) from the Contribution Effective Time to (and including) the date of receipt of such Net Asset Sale Proceeds does not exceed 5.0% of Total Relevant Assets (as determined on the last day of the most recently ended fiscal quarter for which financial statements have been made available to the Lenders) and (iii) the Borrower delivers an officer's certificate to the Administrative Agent on or before the date of receipt of such Net Asset Sale Proceeds stating that the conditions set forth in clauses (i) and (ii) are satisfied, and that an amount equal to such Net Asset Sale Proceeds shall be used to purchase equipment or other productive assets of the general type used in a Permitted Business (including capital stock of a corporation engaged in such business) of the Borrower and its Subsidiaries (such equipment and other assets being "ELIGIBLE ASSETS") within one year following the date of receipt of such Net Asset Sale Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended, the proposed use of such Net Asset Sale Proceeds and such other information with respect to such reinvestment as the Administrative Agent may reasonably request); and

              (III) up to the Excluded Timberlands Proceeds Maximum Amount of the Net Asset Sale Proceeds from the Timberlands Disposition (or such lesser amount of the Net Asset Sale Proceeds from the Timberlands Disposition as may remain after giving effect to such additional repayments of Term Loans with such Net Asset Sale Proceeds as may be required to establish compliance with the Leverage Ratio specified below) (the amount of any such Net Asset Sale Proceeds excluded from the repayment requirements of this Section 4.02(g) by virtue of this clause (III), the "EXCLUDED TIMBERLANDS DISPOSITION PROCEEDS") shall not give rise to a mandatory repayment on the date of receipt of such Net Asset Sale Proceeds, so long as (i) no Default or Event of Default shall have occurred and be continuing on the date of receipt of such Net Asset Sale Proceeds, (ii) at least $500,000,000 of the Net Asset Sale Proceeds received by the Borrower and its Subsidiaries from Timberlands Dispositions have first been applied as a mandatory repayment of principal of Term Loans as provided in this Section 4.02(g) (without regard to this proviso), (iii) the Leverage Ratio for the Test Period then most recently ended prior to the Timberland Dispositions resulting in such Excluded Timberlands Disposition Proceeds is less than or equal to 4.5:1.0 after giving effect, on a PRO FORMA Basis, to the sale of all Timberland Properties theretofore consummated and the Capitalized Lease Obligations and operating lease obligations, if any, incurred in connection with any leasing arrangements with respect to Timberland Properties theretofore sold pursuant to the Timberlands Dispositions, any increase or decrease in fiber, stumpage or similar costs as a result of the Timberlands Disposition and the application of such Excluded Timberlands Disposition Proceeds as contemplated by clause (iv) below (with the requirements described in preceding clauses (i), (ii) and (iii) being herein called the

       "TIMBERLANDS DISPOSITION RECAPTURE/RESTRICTED PAYMENTS REQUIREMENTS") and (iv) the Borrower delivers an officer's certificate to the Administrative Agent on or before the date of receipt of such Excluded Timberlands Disposition Proceeds stating that the Timberlands Disposition Recapture/Restricted Payments Requirements are satisfied and that such Excluded Timberlands Disposition Proceeds are to be applied within 60 days of receipt of such Excluded Timberlands Disposition Proceeds to the cash redemption of, or payment of cash Dividends in respect of Borrower Common Stock, the cash redemption of Borrower PIK Preferred Stock and/or the redemption of Senior Subordinated Notes in accordance with the relevant provisions of this Agreement;

PROVIDED, that (x) if all or any portion of such Net Asset Sale Proceeds referred to in preceding clauses (I) and (II) are not so used within the one year period following the date of the respective receipt of such Net Asset Sale Proceeds (or, in any such case, if during such one year period the Borrower delivers to the Administrative Agent an officer's certificate certifying that the Board of Directors of the Borrower has adopted an investment plan to so use such portion of such Net Asset Sale Proceeds within the two year period following the date of the respective receipt of such Net Asset Sale Proceeds, within such two year period), such remaining portion not so used shall be applied on the last day of such one year (or two year, as the case may be) period as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k) and (l) and (y) if all or any portion of the Excluded Timberlands Disposition Proceeds are not applied as contemplated by the preceding clause III(iv) by the 60th day following the receipt of such Excluded Timberlands Disposition Proceeds, such remaining portion not so used shall be applied on such Business Day as a mandatory prepayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(k) and (l). The use of the Net Asset Sale Proceeds pending the reinvestment thereof pursuant to clause (I) and (II) above shall be subject to Section 4.02(p). If the Borrower is required to apply any portion of asset sale proceeds to prepay or offer to prepay Indebtedness evidenced by the Senior Subordinated Notes (under the terms of the Senior Subordinated Notes Indenture), then notwithstanding anything contained in this Agreement to the contrary the Borrower shall apply such asset sale proceeds as a mandatory prepayment of the principal of outstanding Term Loans in accordance with requirements of Sections 4.02(k) and (l).

              (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Contribution Effective Time on which the Borrower or any of its Subsidiaries receives any Net Insurance/Condemnation Proceeds, an amount equal to 100% of such Net Insurance/Condemnation Proceeds shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k) and (l); PROVIDED that the Net Insurance/Condemnation Proceeds received by the Borrower or any of its Subsidiaries shall not give rise to a mandatory repayment within such 10 day period so long as (i) no Default or Event of Default shall have occurred and be continuing and (ii) to the extent that (a) the amount of such Net Insurance/Condemnation Proceeds, together with other cash available to the Borrower and its Subsidiaries and permitted to be spent by them on Capital Expenditures during the relevant period, equals at least 100% of the cost of replacement or restoration of the properties or assets in respect of which such Net Insurance/Condemnation Proceeds were paid as determined by the

Borrower and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Administrative Agent may reasonably accept, (b) the Borrower delivers an officer's certificate to the Administrative Agent within such 10 day period (x) stating that such Net Insurance/Condemnation Proceeds have been or shall be used (and, if not so used, have been committed to be used) within one year of such date of receipt of such Net Insurance/Condemnation Proceeds to replace or restore any properties or assets in respect of which such Net Insurance/Condemnation Proceeds were paid, (y) setting forth the proposed use of Net Insurance/Condemnation Proceeds and such other information with respect to such proposed use as the Administrative Agent may reasonably request and (z) certifying its determination as required by preceding clause
(a) and the sufficiency of business interruption insurance as required by succeeding clause (c), if applicable, and (c) if the amount of such Net Insurance/Condemnation Proceeds exceeds $100,000,000, the Borrower delivers such evidence as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent establishing that the Borrower has sufficient business interruption insurance and will receive payment thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Borrower (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the receipt of such Net Insurance/Condemnation Proceeds and continuing through the completion of the replacement or restoration of respective properties or assets; PROVIDED HOWEVER, that if all or any portion of such Net Insurance/Condemnation Proceeds not required to be applied as a mandatory repayment pursuant to the preceding proviso are not so used within one year after the date of the receipt of such Net Insurance/Condemnation Proceeds (or, in any such case, if during such one year period the Borrower delivers an officer's certificate to the Administrative Agent certifying that the Board of Directors of the Borrower has adopted an investment plan to so use such portion of such Net Insurance/Condemnation Proceeds within the two year period following the date of the respective receipt of such Net Insurance/Condemnation Proceeds, within such two year period), then such remaining portion not so used shall be applied on the last day of such one year (or two year, as the case may be) period to prepay Term Loans in accordance with the requirements of Sections 4.02(k) and (l). The use of the Net Insurance/Condemnation Proceeds pending the application thereof as contemplated above shall be subject to Section 4.02(p).

              (i) In addition to any other mandatory repayments pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k) and (l).

              (j) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, (i) on the Permitted Receivables Facility Transaction Date an amount equal to the Initial Permitted Receivables Facility Proceeds received by the Receivables Sellers on such date and (ii) on each date after the Permitted Receivables Facility Transaction Date upon which the Attributed Receivables Facility Indebtedness is incurred, the amount (if any) by which the aggregate Attributed Receivables Facility Indebtedness at such time exceeds the Permitted Receivables Facility Threshold Amount as then in effect, in each case shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k) and (l).

              (k) Each amount required to be applied to Term Loans (or to the Total Term Loan Commitment) pursuant to Sections 4.02(e), (f), (g), (h),
(i) and (j) shall be applied, subject to modification of such application as set forth in Section 4.02(o), PRO RATA to each Tranche of Term Loans based upon the then remaining principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Term Loans (or, if the Initial Borrowing Date has not yet occurred, the aggregate Term Loan Commitments of the Lenders with respect to such Tranche) and the denominator of which is equal to the then outstanding principal amount of all Term Loans (or, if the Initial Borrowing Date has not yet occurred, the then Total Term Loan Commitment)). Any amount required to be applied to any Tranche of Term Loans pursuant to Sections 4.02(e), (f), (g),
(h), (i) and (j) shall be applied to repay the outstanding principal amount of Term Loans of the respective Tranche then outstanding (or, if the Initial Borrowing Date has not yet occurred, to reduce the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment or the Total Tranche C Term Loan Commitment, as the case may be). The amount of each principal repayment of Term Loans (and the amount of each reduction to the Term Loan Commitments) made as required by Sections 4.02(e), (f), (g), (h), (i) and (j) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche on a PRO RATA basis (based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto); PROVIDED that unless the Borrower notifies the Administrative Agent in writing that it does not desire that such repayment (or reduction) be applied as provided in this proviso, any such repayment (or reduction) shall first be applied in direct order of maturity to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans which are due within 24 months after the date of such repayment (or reduction), with any excess amount of such repayment (or reduction) to be applied to the then remaining Scheduled Repayments on a PRO RATA basis as otherwise provided above in this sentence.

              (l) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, PROVIDED that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount with respect thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

              (m) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans shall be repaid in full on the respective Maturity Date for such Loans.

              (n) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans shall be repaid in full at 5:00 P.M. (New York time) on the Initial Borrowing Date unless the Contribution Effective Time shall have occurred prior to such time.

              (o) Notwithstanding anything to the contrary contained in this Section 4.02 or elsewhere in this Agreement, (x) the Borrower shall have the option, in its sole discretion, to give the Lenders with outstanding Tranche B Term Loans (the "TRANCHE B TERM LENDERS") and Tranche C Term Loans (the "TRANCHE C TERM LENDERS") the option to waive a voluntary prepayment of such Loans pursuant to Section 4.01 (a "WAIVABLE VOLUNTARY REPAYMENT") and
(y) the Tranche B Lenders and Tranche C Lenders shall have the option, without the consent of the Borrower, to waive a mandatory repayment of such Loans pursuant to Section 4.02(e), (f), (g), (h), (i) and/or (j) (other than a mandatory repayment of such Loans pursuant to Section 4.02(g) required to be made with the Net Asset Sale Proceeds of the Timberlands Dispositions) (each such repayment, a "WAIVABLE MANDATORY REPAYMENT") upon the terms and provisions set forth in this Section 4.02(o). The Borrower shall give the Administrative Agent written notice at least five Business Days prior to (i) the date of each Waivable Voluntary Repayment, if it elects to exercise the option in clause (x) of the immediately preceding sentence and (ii) the date of each Waivable Mandatory Repayment, which notice the Administrative Agent shall promptly forward to all Tranche B Term Lenders and Tranche C Term Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding Term Loans under such Tranches). The Borrower's offer to permit such Lenders to waive any such Waivable Voluntary Prepayment may apply to all or part of such repayment, PROVIDED that any offer to waive part of such repayment must be made ratably to such Lenders on the basis of their outstanding Tranche B Term Loans and Tranche C Term Loans.
 In the event any such Tranche B Term Lender or Tranche C Term Lender desires to waive such Lender's right to receive any such Waivable Voluntary Repayment or Waivable Mandatory Repayment, as the case may be, in whole or in part, such Lender shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any Lender does not reply to the Administrative Agent within such two Business Day period, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Voluntary Repayment or Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lender to the Tranche A Term Loans in accordance with Section 4.01 or Section 4.02(k), as the case may be. Notwithstanding the foregoing, in no event shall the amount of a Waivable Repayment exceed the aggregate principal amount of Tranche A Term Loans that will be outstanding after Lenders with outstanding Tranche A Term Loans receive their respective shares of voluntary prepayments or mandatory repayments, as the case may be, pursuant to Section
4.01 or 4.02(k), as the case may be (I.E., before giving effect to any application of such Waivable Repayment to Tranche A Loans pursuant to this
Section 4.02(o)).

              (p) Notwithstanding anything to the contrary set forth above, if at any time the aggregate amount of Net Asset Sale Proceeds not theretofore reinvested in Converting Plants or Eligible Assets as permitted pursuant to clause (I) or (II) of Section 4.02(g), when added to the aggregate amount of Net Insurance/Condemnation Proceeds not theretofore used to replace or restore any properties or assets as provided in Section 4.02(h), exceeds $100,000,000, then the entire amount of such Net Asset Sale Proceeds and/or Net Insurance/Condemnation Proceeds and not just the portion in excess of $100,000,000 shall be deposited with the Administrative Agent in a cash collateral account (the "CASH COLLATERAL ACCOUNT") pursuant to cash collateral arrangements reasonably satisfactory to the Administrative Agent whereby such proceeds shall be disbursed to the Borrower from time to time as needed to pay or reimburse the Borrower or such Subsidiary for actual costs incurred by it in connection with the purchase of Converting Plants or Eligible Assets or the replacement or restoration of the respective properties or assets giving rise to the receipt of such Net Insurance/Condemnation Proceeds, as the case may be, PROVIDED that (1) at any time while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrower to, follow said directions) to apply any or all proceeds then on deposit in the Cash Collateral Account to the repayment of Obligations hereunder in the same manner as proceeds would be applied pursuant to the PCA Security Agreement and (2) at the election of the Borrower (which election shall be notified in writing to the Administrative Agent) all or a portion of the amount otherwise required to be deposited in the Cash Collateral Account shall not be required to be so deposited but instead shall be applied to repay outstanding Revolving Loans (whereupon an amount equal to the aggregate principal amount of Revolving Loans so repaid shall be added to the Blocked Commitment and a portion of the Total Revolving Loan Commitment equal to the Blocked Commitment then in effect shall automatically (and without further action) be blocked), PROVIDED that the Borrower shall not have the right to make such an election to the extent that, after giving effect thereto, the Total Revolving Loan Commitment would not exceed the Blocked Commitment by at least $50,000,000.

              4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

              4.04 NET PAYMENTS; TAXES. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "TAXES"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts or, to the extent such tax receipts are not available, other items reasonably evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

              (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to
Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
(i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "SECTION

4.04(b)(ii) CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to
Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause
(ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

              (c)     If the Borrower pays any additional amount under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit; (ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this
Section 4.04(c) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses; and (iii) nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information to the Borrower (including, without limitation, its tax returns).

              (d) The provisions of this Section 4.04 are subject to the provisions of Section 13.15 (to the extent applicable).

              SECTION 5. CONDITIONS PRECEDENT TO LOANS. The obligation of each Lender to make Loans, and the obligation of each Issuing Bank to issue Letters of Credit, in each case on the Initial Borrowing Date, is subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

              5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender which has requested the same and for delivery after the Contribution Effective Time, the appropriate Tranche A Term Note, Tranche B Term Note, Tranche C Term Note and/or Revolving Note and to the Swingline Lender if so requested, the Swingline Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein.

              5.02 FEES, ETC. On the Initial Borrowing Date, all costs, fees and expenses and all other compensation (including, without limitation, legal fees and expenses, title insurance premiums, survey charges and recording taxes and fees) payable to the Agents, the Co-Lead Arrangers and the Lenders shall have been paid to the extent then due and to the extent that a statement or statements for such amounts shall have been provided to the Borrower by no later than the Business Day immediately preceding the Initial Borrowing Date.

              5.03 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received from (i) Jenner & Block, special counsel to Tenneco and TPI and its Subsidiaries, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Agents and the Required Lenders may reasonably request and in form and substance reasonably satisfactory to the Agents and the Required Lenders, (ii) Kirkland & Ellis, special counsel to PCA and its Subsidiaries, which opinion shall cover the matters contained in Exhibit E-2 and such other matters incident to the transactions contemplated herein as the Agents and the Required Lenders may reasonably request and in form and substance reasonably satisfactory to the Agents and the Required Lenders, (iii) counsel rendering such opinions, reliance letters addressed to each Agent and each of the Lenders and dated the Initial Borrowing Date, with respect to certain other legal opinions delivered in connection with the Transaction, which opinions shall cover such matters as the Agents may reasonably request and be in form and substance reasonably satisfactory to the Agents and (iv) local counsel satisfactory to the Administrative Agent, opinions each of which (x) shall be addressed to each Agent, the Collateral Agent and each of the Lenders and be dated the Initial Borrowing Date, (y) shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders and
(z) shall cover the perfection of security interests granted pursuant to the PCA Security Agreement and the Mortgages and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

              5.04 CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by the Chairman of the Board, the Chief Financial Officer, the President or any Vice President of each Credit Party, and attested to by the Secretary or any Assistant
Secretary of such Credit Party, as the case may be, in the form of Exhibit F with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Agents.

              (b) All corporate and legal proceedings and all material instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

              (c) On the Initial Borrowing Date and after giving effect to the Transaction, the ownership and capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by the Borrower or any of its Subsidiaries), and management of PCA and its Subsidiaries shall be in form and substance satisfactory to the Agents and the Required Lenders.

              5.05 EMPLOYEE BENEFIT PLANS; SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS; DEBT AGREEMENTS; TAX SHARING AGREEMENTS; EMPLOYMENT AGREEMENTS; COLLECTIVE BARGAINING AGREEMENTS AND MATERIAL CONTRACTS. (a) On the Initial Borrowing Date, there shall have been made available or delivered to the Administrative Agent true and correct copies, certified as true and complete by an appropriate officer of PCA, of the following documents, in each case as the same will be in effect on the Initial Borrowing Date after the consummation of the Transaction:

              (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the PCA or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of TPI, PCA or any of their respective Subsidiaries or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "EMPLOYEE BENEFIT PLANS").

              (b) On the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an officer of PCA, of the following documents, in each case as the same will be in effect on the Initial Borrowing Date after the consummation of the Transaction:

              (i) all agreements entered into by PCA or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "SHAREHOLDERS' AGREEMENTS");

              (ii) all agreements with members of, or with respect to, the management of PCA or any of its Subsidiaries after giving effect to the Transaction (collectively, the "MANAGEMENT AGREEMENTS");

              (iii) all agreements evidencing or relating to Indebtedness of PCA or any of its Subsidiaries which is to remain outstanding immediately after giving effect to the Transaction (collectively, the "DEBT AGREEMENTS");

              (iv) all tax sharing, tax allocation and other similar agreements entered into by PCA or any of its Subsidiaries (collectively, the "TAX SHARING AGREEMENTS");

              (v) any material employment agreements to which PCA or any of its Subsidiaries is a party after giving effect to the Transaction (collectively, the "EMPLOYMENT AGREEMENTS");

              (vi) all collective bargaining agreements applying or relating to any employee of PCA or any of its Subsidiaries after giving effect to the Transaction (collectively, the "COLLECTIVE BARGAINING AGREEMENTS"); and

              (vii) all other material contracts and licenses of PCA and any of its Subsidiaries after giving effect to the Transaction (collectively, the "MATERIAL CONTRACTS");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Debt Agreements, Tax Sharing Agreements, Employment Agreements, Collective Bargaining Agreements and Material Contracts shall be in form and substance reasonably satisfactory to the Agents and shall be in full force and effect on the Initial Borrowing Date.

              5.06 CAPITALIZATION; CONTRIBUTION; ETC. (a) On or prior to the Initial Borrowing Date, (i) PCA shall have received cash proceeds in an amount equal to at least $236,500,000 from the issuance of Borrower Common Stock to PCA Holdings and the Management Participants (the "INITIAL COMMON EQUITY ISSUANCE"), (ii) TPI shall have received gross cash proceeds from the issuance of the Subordinated Promissory Notes in an aggregate principal amount of $550,000,000 and deposited the full amount of such proceeds in the Sub Debt Restricted Account as security for the obligations of TPI under the Subordinated Promissory Notes Documents, (iii) PCA shall have received gross cash proceeds of approximately $100,000,000 from the issuance of Borrower PIK Preferred Stock (the "PREFERRED EQUITY ISSUANCE"), (iv) the cash proceeds received from the Initial Common Equity Issuance, the Preferred Equity Issuance and the issuance of the Subordinated Promissory Notes, when added to the aggregate principal amount of Term Loans and Revolving Loans incurred on the Initial Borrowing Date, shall be sufficient to effect the Transaction and to pay fees and expenses in connection therewith and (v) the amounts on deposit in the Sub Debt Restricted Account and the Restricted Account shall be sufficient to effect the Refinancing.

              (b) On the Initial Borrowing Date, the Administrative Agent shall have received true and correct copies of all Contribution Documents, Common Equity Financing Documents, Borrower Preferred Stock Documents, Subordinated Promissory Notes Documents and Senior Subordinated Notes Documents, all of which shall be in full force and effect, and all terms and conditions of the foregoing Documents (including, without limitation, in the case of the Subordinated Promissory Notes Documents and the Senior Subordinated Notes Documents, amortization, maturities, interest rates, covenants, defaults, remedies, sinking fund provisions and subordination provisions and, in the case of Borrower PIK Preferred Stock, maturity, limitation on cash dividends payable, dividend rate, conversion features, covenants and redemption provisions) shall be in form and substance reasonably satisfactory to the Agents and Required Lenders.

              (c) On the Initial Borrowing Date, all conditions precedent to the consummation of the Transaction as set forth in the Contribution Documents, the Common Equity Financing Documents, the Borrower Preferred Stock Documents, the Subordinated Promissory Notes Documents and the Senior Subordinated Note Documents shall have been satisfied in all material respects, and not waived unless consented to by the Administrative Agent and the Required Lenders, to the satisfaction of the Administrative Agent and the Required Lenders except, (x) in the case of the Contribution Documents, the consummation of the Refinancing from funds on deposit in the Sub Debt Restricted Account and the Restricted Account and (y) in the case of the Exchange, the consummation of the Refinancing and the Contribution.

              (d) On the Initial Borrowing Date, each of the Initial Common Equity Issuance, the Borrower Preferred Stock Issuance and the issuance of the Subordinated Promissory Notes shall have been consummated in accordance with the terms and conditions of the applicable Documents and all applicable law.

              5.07 REFINANCING; EXISTING INDEBTEDNESS. (a) On the Initial Borrowing Date (but prior to or concurrently with the consummation of the Contribution and concurrently with the assumption of the Loans by PCA on such date), all Indebtedness to be Refinanced shall have been repaid in full by TPI and all commitments in respect thereof shall have been terminated and all Liens and guaranties in connection therewith shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained) to the reasonable satisfaction of the Agents. Without limiting the foregoing, there shall have been delivered to the Administrative Agent (x) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to TPI or any of its Subsidiaries in connection with the security interest created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (y) terminations of all mortgages, leasehold mortgages and deeds of trust created with respect to property of TPI or any of its Subsidiaries, in each case, to secure the obligations under the Indebtedness to be Refinanced, all of which shall be in form and substance satisfactory to the Agents and (z) instructions to transfer, contemporaneously with the consummation of the Contribution, funds on deposit in the Sub Debt Restricted Account and the Restricted Account to the holders of Indebtedness to be Refinanced which shall have not been repaid in full.

              (b) On the Initial Borrowing Date and after giving effect to the Transaction, the Borrower and its Subsidiaries shall have no Indebtedness or preferred stock outstanding other than (i) the Loans, (ii) the Senior Subordinated Notes, (iii) the Borrower PIK Preferred Stock and
(iv) certain other indebtedness existing on the Initial Borrowing Date acceptable to the Agents and the Required Lenders as listed on Schedule V.A hereto in an aggregate outstanding principal amount not to exceed $250,000 (with the Indebtedness described in this sub-clause (iv) being herein called the "EXISTING INDEBTEDNESS"). On and as of the Initial Borrowing Date, all of the Existing Indebtedness shall remain outstanding after giving affect to the Transaction and the other transactions contemplated hereby without any default or event of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to the Agents and the Required Lenders).

              (c) On the Initial Borrowing Date, the Administrative Agent shall have received evidence in form and substance reasonably satisfactory to the Agents that the matters set forth in this Section 5.07 have been satisfied.

              5.08 GUARANTIES. (a) On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit G-1 (as modified, supplemented or amended from time to time, the "SUBSIDIARIES GUARANTY"), and the Subsidiaries Guaranty shall automatically become effective upon the consummation of the Contribution.

              (b) On Initial Borrowing Date, Tenneco shall have duly authorized, executed and delivered a Guaranty in a form of Exhibit G-2 (as modified, supplemented or amended from time to time, the "TENNECO GUARANTY"), and the Tenneco Guaranty shall be in full force and effect

(it being understood that the Tenneco Guaranty shall be fully released at the Contribution Effective Time).

              5.09 PLEDGE AGREEMENT. On the Initial Borrowing Date, PCA and each Subsidiary Guarantor shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit H (as modified, supplemented or amended from time to time, the "PLEDGE AGREEMENT"), and the Pledge Agreement shall automatically become effective upon the consummation of the Contribution.

              5.10 SECURITY AGREEMENT. (a) On the Initial Borrowing Date, TPI shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit I-1 (as modified, supplemented or amended from time to time, the "TPI SECURITY AGREEMENT") covering all of the TPI Security Agreement Collateral, and the TPI Security Agreement shall be in full force and effect (it being understood that the TPI Security Agreement shall be fully released at the Contribution Effective Time).

              (b) On the Initial Borrowing Date, each of PCA and each Subsidiary Guarantor shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit I-2 (as modified, supplemented or amended from time to time, the "PCA SECURITY AGREEMENT") covering all of the PCA Security Agreement Collateral, in each case together with:

              (i) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the PCA Security Agreement upon the consummation of the Contribution;

              (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name any Credit Party (other than Tenneco) as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing;

              (iii) evidence of execution for post-closing filing and recordation of all other recordings and filings of, or with respect to, the PCA Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such PCA Security Agreement upon the consummation of the Contribution; and

              (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the PCA Security Agreement upon the consummation of the Contribution have been taken;

and the PCA Security Agreement shall automatically become effective upon the consummation of the Contribution.

              5.11 MORTGAGES; TITLE INSURANCE; SURVEYS; ETC. On the Initial Borrowing Date, the Collateral Agent shall have received:

              (a) fully executed counterparts of mortgages, deeds of trust or deeds to secure debt, in each case in form and substance reasonably satisfactory to the Collateral Agent (as amended, modified or supplemented from time to time, each, a "MORTGAGE" and, collectively, the "MORTGAGES"), which Mortgages shall cover such of the Real Property owned or leased by PCA or any Subsidiary Guarantor (after giving effect to the Transaction) as shall be designated as "Mortgaged Properties" on Schedule III (each, a "MORTGAGED PROPERTY" and, collectively, the "MORTGAGED PROPERTIES"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Lien of the Mortgages (other than the Woodland Mortgages) for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create (upon the consummation of the Contribution) a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on each Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

              (b) mortgagee title insurance policies (the "MORTGAGE POLICIES") on each of the mill sites located in Valdosta, Georgia, Counce, Tennessee, Filer City, Michigan and Tomahawk, Wisconsin (collectively, the "MILLS") issued by Chicago Title Insurance Company in amounts satisfactory to the Collateral Agent and the Required Lenders and assuring the Collateral Agent that, upon the consummation of the Contribution, the Mortgages on the Mills are valid and enforceable first priority mortgage liens on the respective Mills, free and clear of all defects and encumbrances except Permitted Encumbrances, and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and (i) include the following endorsements (if available); comprehensive, survey, contiguity, usury, creditor's rights, subsequent advance, tax, doing-business, street, variable rate, zoning, environmental protection, subdivision, tax deed, first loss, last dollar and tie-in, (ii) shall not include an exception for mechanics' liens, and
       (iii) shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request;

              (c) binding commitments to issue title insurance policies from Chicago Title Insurance Company on each Mortgaged Property other than the Mills and the Woodland Properties;

              (d) surveys in form and substance reasonably satisfactory to the Collateral Agent of each of the Mills, dated a recent date reasonably acceptable to the Collateral Agent and certified in a manner reasonably satisfactory to the Collateral Agent by a licensed professional surveyor satisfactory to the Collateral Agent; and

              (e) duly authorized, fully executed, acknowledged and delivered landlord-lender agreements or owner-lender agreements and landlord consents and waivers and such other documents relating to the Leaseholds and all the foregoing shall be in form and substance reasonably satisfactory to the Collateral Agent.

              5.12 CONSENT LETTER. On the Initial Borrowing Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit J, indicating its consent to its appointment by each of PCA and each Subsidiary Guarantor as its agent to receive service of process as specified in Section 13.08 or the Subsidiaries Guaranty, as the case may be.

              5.13 MATERIAL ADVERSE CHANGE, ETC. (a) Since December 31, 1998, nothing shall have occurred which has had, or would reasonably be expected to have, (i) a material adverse effect on the rights or remedies of the Lenders or the Agents hereunder or under any other Credit Document or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document, (ii) a material adverse effect on the Transaction or (iii) a Material Adverse Effect.

              (b) On or prior to the Initial Borrowing Date, all necessary governmental (domestic and foreign), regulatory and third party approvals and/or consents (including any necessary anti-trust approvals or consents) in connection with the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of Loans or the transactions contemplated by the Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the Transaction or the transactions contemplated by the Documents.

              5.14 LITIGATION. On the Initial Borrowing Date, no actions, suits, proceedings or investigations by any entity (private or governmental) shall be pending or threatened (a) with respect to this Agreement or any other Document or the Transaction or (b) which would reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction, the rights or remedies of the Lenders or the Agents hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Lenders or the Agents hereunder or under any other Credit Document.

              5.15 SOLVENCY CERTIFICATE; INSURANCE. On or before the Initial Borrowing Date, the Borrower shall cause to be delivered to the Administrative Agent (i) a solvency certificate from the chief financial officer of PCA in the form of Exhibit K hereto, which shall be addressed to the Agents and each of the Lenders and be dated the Initial Borrowing Date, setting forth the conclusion that, after giving effect to the Transaction and the incurrence of all the financings contemplated herein, the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries

(on a consolidated basis), in each case, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in its or their businesses and will not have incurred debts beyond its or their ability to pay debts as they mature and become due and (ii) certificates of insurance complying with the requirements of Section 8.03 for the business and properties of PCA and its Subsidiaries (including the Containerboard Business), in scope, form and substance reasonably satisfactory to the Agents and naming the Collateral Agent as an additional insured, mortgagee and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

              5.16 PRO FORMA BALANCE SHEET; FINANCIAL STATEMENTS; PROJECTIONS. On or prior to the Initial Borrowing Date, the Agents and the Lenders shall have received true and correct copies of the financial statements (including the PRO FORMA financial statements) and Projections referred to in Sections 7B.05(a), (b) and (e), as applicable, together with a related funds flow memorandum, and all of the foregoing shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders.

              5.17 MARKET DISRUPTION, ETC. On or prior to the Initial Borrowing Date, there shall have been no material change in or material disruption of financial, bank syndication or capital market conditions (from those which existed on January 25, 1999) that in the good faith judgment of the Co-Lead Arrangers would reasonably be expected to have a material adverse effect on syndication of the Loans and/or the Commitments.

              5.18 PCA ACKNOWLEDGEMENT AND AGREEMENT. On or prior to the Initial Borrowing Date, PCA shall have duly authorized, executed and delivered an Acknowledgement and Agreement in the form of Exhibit N (as modified, supplemented or amended from time to time, the "PCA ACKNOWLEDGEMENT AND AGREEMENT"), and the PCA Acknowledgement and Agreement shall automatically become effective upon the consummation of the Contribution.

              5.19 BANK CREDIT AGREEMENT ASSIGNMENT AND ASSUMPTION AGREEMENT. On or prior to the Initial Borrowing Date, TPI and PCA shall have duly authorized, executed and delivered an Assignment and Assumption Agreement in the form of Exhibit O (as modified, supplemented or amended from time to time, the "BANK CREDIT AGREEMENT ASSIGNMENT AND ASSUMPTION AGREEMENT"), and the Bank Credit Agreement Assignment and Assumption Agreement shall automatically become effective upon the consummation of the Contribution.

              SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(f)), and the obligation of an Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

              6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

              6.02 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (excluding Swingline Loans and Mandatory Borrowings), the Administrative Agent shall have received the notice required by Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

              (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02(a).

The occurrence of the Initial Borrowing Date and the acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

          SECTION 7A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, TPI hereby makes the following representations, warranties and agreements, in each case after giving effect to each element of the Transaction being consummated prior to the Contribution Effective Time, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Initial Borrowing Date and each Credit Event on the Initial Borrowing Date and prior to the Contribution Effective Time being deemed to constitute a representation and warranty that the matters specified in this
Section 7A are true and correct in all material respects on and as of the Initial Borrowing Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

              7A.01 CORPORATE STATUS. Each of Tenneco and each of TPI and its Subsidiaries (i) is a duly organized and validly existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

              7A.02 CORPORATE POWER AND AUTHORITY. Each Tenneco Party has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Tenneco Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes the legal, valid and binding obligation of such Tenneco Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing.

              7A.03 NO VIOLATION. Neither the execution, delivery or performance by any Tenneco Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the TPI Security Documents and the Lien on the Sub Debt Restricted Account securing the Subordinated Promissory Notes) upon any of the properties or assets of any Tenneco Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any Tenneco Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (including, without limitation, the Subordinated Notes Purchase Agreement) or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of any Tenneco Party or any of its Subsidiaries.

              7A.04 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date) or, in the case of any filings or recordings in respect of the TPI Security Documents executed on the Initial Borrowing Date, will be made within 10 days thereof if the Contribution Effective Time has not theretofore occurred), or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which any Tenneco Party is a party or
(ii) the legality, validity, binding effect or enforceability of any such Credit Document.

              7A.05 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened which allege any breach caused by entry into or performance of, or which may enjoin or otherwise limit, any Document to which any Tenneco Party is a party or the Transaction.

              7A.06 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the Term Loans shall (x) contemporaneously with the Contribution Effective Time, be released from the Restricted Account and used by TPI to effect the Refinancing and (y) at the time of the

Contribution Effective Time, be released from the Restricted Account to TPI and used for general corporate purposes.

              (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event prior to the Contribution Effective Time will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

              7A.07 TPI SECURITY AGREEMENT. The provisions of the TPI Security Agreement are effective to create in favor the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of TPI in the TPI Security Agreement Collateral described therein and the TPI Security Agreement, upon the filing of Form UCC-1 financing statements, mortgages or the appropriate equivalent, create a fully perfected lien on, and security interest in, all right, title and interest in all of the TPI Security Agreement Collateral described therein, subject to no Liens other than TPI Permitted Liens to the extent a security interest or Lien in such collateral can be perfected by the filing of a financing statement or recording of a mortgage.

              7A.08 INVESTMENT COMPANY ACT. Neither Tenneco nor TPI or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              7A.09 PUBLIC UTILITY HOLDING COMPANY ACT. Neither Tenneco nor TPI or any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              7A.10 SUBORDINATION. The subordination provisions contained in the Subordinated Promissory Notes Documents are enforceable against TPI, Tenneco and the holders of the Subordinated Promissory Notes, and all Obligations hereunder and the Tenneco Guaranty are within the definition of "Senior Debt" included in such subordination provisions.

              7A.11  CONDITIONS TO THE CONTRIBUTION.    All conditions
precedent to TPI's obligation to consummate the Contribution pursuant to the Contribution Documents have been satisfied or waived other than the making of the Term Loans and the Refinancing. The cash proceeds of the Subordinated Promissory Notes and the Term Loans are sufficient to consummate the Refinancing.

              SECTION 7B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, PCA hereby makes the following representations, warranties and agreements, in each case both (x) after giving effect to each element of the Transaction (other than the Contribution) and (y) after giving effect to the Transaction (including the Contribution), all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Initial Borrowing Date and the Contribution and each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7B are true and correct in all material respects on and as of the Initial Borrowing Date, at the time of the Contribution (after giving effect thereto) and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

              7B.01 CORPORATE STATUS. Each of PCA and its Subsidiaries (i) is a duly organized and validly existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

              7B.02 CORPORATE POWER AND AUTHORITY. Each PCA Credit Party has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of each of such Documents. Each PCA Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes the legal, valid and binding obligation of such PCA Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing.

              7B.03 NO VIOLATION. Neither the execution, delivery or performance by any PCA Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of any PCA Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any PCA Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (including, without limitation, the Subordinated Notes Purchase Agreement and the Senior Subordinated Notes Indenture) or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of any PCA Credit Party or any of its Subsidiaries.

              7B.04 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date) or, in the case of any filings or recordings in respect of the Security Documents executed on the Initial Borrowing Date (other than the TPI Security Documents), will be made within 10 days thereof except to the extent otherwise provided in the Security Documents), or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

              7B.05 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; PROJECTIONS; ETC. (a) The consolidated balance sheets of the Containerboard Group for the fiscal years ended on December 31, 1996, December 31, 1997 and December 31, 1998, respectively, and the related consolidated statements of income, cash flows and interdivision account of the Containerboard Group for the fiscal year ended on such dates, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly in all material respects the financial position of the Containerboard Group at the dates of such balance sheets and the results of the operations of the Containerboard Group for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with generally accepted accounting principles consistently applied.

              (b) The unaudited PRO FORMA consolidated balance sheet and related statement of income of PCA and its Subsidiaries (including the Containerboard Business) as of December 31, 1998 and for the fiscal year ended on such date, after giving effect to the Transaction, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly in all material respects the PRO FORMA consolidated financial position of PCA and its Subsidiaries as at December 31, 1998, and the PRO FORMA consolidated results of operations of PCA and its Subsidiaries for the period covered thereby (assuming the Contribution had occurred on December 31, 1998 (in the case of such balance sheet) and on January 1, 1998 (in the case of the related income statement)).

              (c) On and as of the Initial Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including the Loans and the Senior Subordinated Notes) being incurred or assumed, and Liens created by each PCA Credit Party in connection therewith, with respect to each of PCA, individually, and PCA and its Subsidiaries taken as a whole, (x) the sum of the assets, at a fair valuation, of PCA, individually, and PCA and its Subsidiaries taken as a whole, will exceed its (or their) debts; (y) it has (or they have) not incurred and does (or do) not intend to incur, nor believes (or believe) that it (or they) will incur debts beyond its (or their) ability to pay such debts as such debts mature; and (z) it (or they) will have sufficient capital with which to conduct its (or their) business. For purposes of this Section 7B.05(c), "debt" means any liability on a claim and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

              (d) Except as fully disclosed in the financial statements (including the PRO FORMA financial statements) delivered pursuant to Section 7B.05(a) and 7B.05(b), there were as of the Initial Borrowing Date no liabilities or obligations with respect to (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be adversely material to (x) at any time prior to the Contribution Effective Time, the Containerboard Business or
(y) thereafter, PCA or any of its Subsidiaries. As of the Initial Borrowing Date, none of the PCA Credit Parties knows of any basis for the assertion against it or the Containerboard Business of any liability or obligation of any nature that is not fully disclosed in the financial statements delivered pursuant to Section 7B.05(a) and 7B.05(b) which, either individually or in the aggregate, have or would reasonably be likely to have a Material Adverse Effect.

              (e) On and as of the Initial Borrowing Date, the Projections which have been delivered to the Administrative Agent and the Lenders on or prior to the Effective Date are based on good faith estimates and assumptions believed by management of PCA to be reasonable as of the date of such Projections. On the Initial Borrowing Date, PCA believes that the Projections are reasonable and attainable (it being understood that nothing contained in this Section 7B.05(e) shall constitute a representation that the results forecasted in such Projections will in fact be achieved). There is no fact known to PCA or any of its Subsidiaries which would have a Material Adverse Effect which has not been disclosed herein or in such documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

              (f) Since December 31, 1998 (but after giving effect to the Transaction as if the same had occurred prior thereto), nothing has occurred that has had or would reasonably be expected to have a Material Adverse Effect.

              (g) Substantially all of the assets and liabilities, and the business, of the Containerboard Group are being acquired by PCA pursuant to the Contribution and the assets being acquired comprise all of the assets which are necessary to conduct the business of the Containerboard Group as conducted during the period covered by the financial statements referred to in Section 7B.05(a).

              7B.06 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the knowledge of PCA, threatened (i) on the Initial Borrowing Date with respect to any Document or the Transaction or
(ii) with respect to any Credit Party or any of its Subsidiaries (x) that could reasonably be expected to have a Material Adverse Effect or (y) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Agents or the Lenders or on the ability of any Credit Party to perform its respective obligations in any material respect to the Agents or the Lenders hereunder and under the other Credit Documents to which it is, or will be, a party.

              7B.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) prepared by or on behalf of PCA or any of its Subsidiaries and furnished in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter prepared by or on behalf of any such Person and furnished in writing to any Agent or any Lender will be, after giving effect to any written corrections delivered to the Lenders and the Agents prior to the date this representation is made or deemed made, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided; PROVIDED that this representation shall not apply to non-Borrower specific information furnished with an express disclaimer.

              7B.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of all Revolving Loans and all Swingline Loans shall be used for PCA's and its Subsidiaries' general corporate and working capital purposes (including, without limitation, to make Capital Expenditures and finance Permitted Acquisitions) and shall not be used to finance the Transaction (other than fees and expenses to the extent related to the period following the Initial Borrowing Date and purchase price adjustments required to be paid after the Initial Borrowing Date under the Contribution Agreement); PROVIDED that proceeds of Revolving Loans and Swingline Loans in an aggregate principal amount not exceeding $25,000,000 may be used to make payments owing in connection with the Transaction (other than fees and expenses to the extent related to the period following the Initial Borrowing Date and purchase price adjustments required to be paid after the Initial Borrowing Date under the Contribution Agreement).

              (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

              7B.09 TAX RETURNS AND PAYMENTS. PCA and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of PCA and its Subsidiaries in accordance with generally accepted accounting principles. PCA and each of its Subsidiaries have at all times paid, or have provided adequate reserves (in the good faith judgment of the management of PCA) for the payment of, all material federal, state and foreign taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of PCA or any of its Subsidiaries, threatened by any authority regarding any material taxes relating to PCA or any of its Subsidiaries. Neither PCA nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of material taxes of PCA or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of PCA or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Except as set forth in Schedule X, neither PCA nor any Subsidiary has incurred, or will incur, any material tax liability in connection with the Transaction.

              7B.10 COMPLIANCE WITH ERISA. The following paragraphs only apply to a Multiemployer Plan where specifically mentioned. In each other instance, the following paragraphs apply to any Multiemployer Plan only to the extent of the knowledge of PCA. In addition, the following paragraph applies with respect to the Tenneco Retirement Plan and the TPI Hourly Plan (the "TENNECO PENSION PLANS") only to the extent of the knowledge of PCA, after the exercise of reasonable diligence and due inquiry. (i) Schedule VII sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received or has timely applied for a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; except as would not result in a material liability no Reportable Event has occurred; to the knowledge of Borrower, no Plan which is a Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added with the Unfunded Current Liability of each other Plan could result in a material liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan or a Multiemployer Plan have been timely made; neither (x) at any time prior to the Contribution Effective Time, the Containerboard Business nor (y) thereafter, PCA, any of its Subsidiaries or any ERISA Affiliate, has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; to the best knowledge of PCA or any of its Subsidiaries, no condition exists which presents a material risk to (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries or any ERISA Affiliate, of incurring a material liability to or on account of a Plan or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no material action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, or expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA and of its Subsidiaries and its ERISA Affiliates, to all Plans which are Multiemployer Plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not result in a material liability; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA, any Subsidiary of PCA, or any ERISA Affiliate, has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of
(x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any Subsidiary of PCA or any ERISA Affiliate, exists or is likely to arise on account of any Plan; and, except with respect to a Plan maintained pursuant to a collective bargaining agreement, PCA and its Subsidiaries may cease contribuions to or terminate any Employee Benefit Plan maintained by any of them without a Material Adverse Effect.

              (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been or will be timely made. Neither (x) at any time prior to the Contribution Effective Time, the Containerboard Business nor (y) thereafter, PCA or any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. Except as would not result in a material liability, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of PCA's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

              7B.11 THE SECURITY DOCUMENTS. (a) On and after the Contribution Effective Time, (i) the provisions of the PCA Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the PCA Credit Parties in the PCA Security Agreement Collateral described therein and (ii) the PCA Security Agreement, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filings, if this representation is being made more than 10 days after the Contribution Effective Time, have been made), creates a fully perfected first lien on, and security interest in, all right, title and interest in all of the PCA Security Agreement Collateral described therein as of the consummation of the Contribution, subject to no other Liens other than Permitted Liens, to the extent a security interest in such collateral can be perfected by the filing of a financing statement. The recordation of the Grant of Security Interest in U.S. Patents and Trademarks in the form attached to the PCA Security Agreement in the United States Patent and Trademark Office, together with filings on Form UCC-1 made pursuant to the PCA Security Agreement will be effective when recorded or filed (which recordings or filings, if this representation is being made more than 10 days after the

Contribution Effective Time, have been made), under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the PCA Security Agreement and identified in such Grant of Security Interest and the recordation of the Grant of Security Interest in U.S. Copyrights in the form attached to the PCA Security Agreement with the United States Copyright Office, together with filings on Form UCC-1 made pursuant to the PCA Security Agreement, will be effective when recorded or filed (which recordings or filings, if this representation is being made more than 10 days after the Contribution Effective Time, have been made) under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the PCA Security Agreement and identified in such Grant of Security Interest .

              (b) On and after the Contribution Effective Time, assuming the Collateral Agent continues to retain possession of the applicable Pledged Securities, the security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreement, subject to no security interests of any other Person. Assuming the Collateral Agent continues to retain possession of the applicable Pledged Securities, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

              (c) On and after the Contribution Effective Time, the Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens). On and after the Contribution Effective Time, PCA and each of its Subsidiaries have good and indefeasible title to all fee-owned Mortgaged Properties and valid leasehold title to all Leaseholds, in each case free and clear of all Liens except those described in the first sentence of this subsection (c).

              7B.12 REPRESENTATIONS AND WARRANTIES IN OTHER DOCUMENTS. All representations and warranties of PCA and its Subsidiaries set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date and the Contribution Effective Time as if such representations or warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date, in each case except to the extent that the failure of any such representation and warranty to be true and correct in all material respects, either individually or in the aggregate with other such representations and warranties, is not reasonably likely to have a Material Adverse Effect.

              7B.13 PROPERTIES. The Borrower and each of its Subsidiaries have good and valid title to all properties owned by them, including, after the Contribution Effective Time, all property reflected in the most recent balance sheet referred to in Section 7B.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in accordance with the Contribution Agreement and for the properties not being transferred to PCA pursuant to the Contribution Agreement) and in the PRO FORMA balance sheet referred to in
Section 7B.05(b) (except as sold or otherwise disposed of since the Contribution Effective Time in accordance with the terms of this Agreement), free and clear of all Liens, other than Permitted Liens permitted by Section 9.01. On the Initial Borrowing Date, Schedule III sets forth a true and complete description of all Real Property owned or leased by the Borrower and/or its Subsidiaries comprising part of the Containerboard Business and sets forth the direct owner or lessee thereof.

              7B.14 CAPITALIZATION. On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of PCA shall consist of (i) 1,000,000 shares of common stock, $.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of PCA, the "BORROWER COMMON STOCK"), all of which shares shall be issued and outstanding, (ii) 3,000,000 shares of Borrower PIK Preferred Stock, of which 1,000,000 shares shall be issued and outstanding and (iii) 100 shares of junior preferred stock, all of which shall be issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. On the Initial Borrowing Date, PCA does not have any outstanding securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

              7B.15 SUBSIDIARIES. (a) Prior to the consummation of the Transaction, PCA has no Subsidiaries.

              (b) After giving effect to the Transaction, PCA will have no Subsidiaries other than (i) those Subsidiaries listed on Schedule VIII and (ii) new Subsidiaries created in compliance with Section 9.14. Schedule VIII correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of PCA in each class of capital stock or other equity interest of each of its Subsidiaries and also identifies the direct owner thereof. On and after the Contribution Effective Time, all outstanding shares of capital stock of each Subsidiary of PCA have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. No Subsidiary of PCA has any outstanding securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

              7B.16 COMPLIANCE WITH STATUTES, ETC. (x) At any time prior to the Contribution Effective Time, the Containerboard Business and (y) thereafter, each of PCA and each of its

Subsidiaries, is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of the Containerboard Business or its business, as applicable, and the ownership of the Containerboard Business or its property, as applicable (excluding applicable statutes, regulations, orders and restrictions relating to environmental standards and controls, which are governed by Section 7B.19), except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              7B.17 INVESTMENT COMPANY ACT. Neither PCA nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              7B.18 PUBLIC UTILITY HOLDING COMPANY ACT. Neither PCA nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              7B.19 ENVIRONMENTAL MATTERS. (a) (x) At any time prior to the Contribution Effective Time, the Containerboard Business and (y) thereafter, PCA and each of its Subsidiaries has complied with, and on the date of each Credit Event will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no past, pending or, to the best knowledge of PCA after due inquiry, past or threatened Environmental Claims against (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries or any Real Property owned or operated by PCA or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences in respect of (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, any Real Property owned or operated or occupied by PCA or any of its Subsidiaries that would reasonably be expected (i) to form the basis of an Environmental Claim against the Containerboard Business or PCA or any of its Subsidiaries or any such Real Property, as the case may be, or (ii) to cause (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Containerboard Business or such Real Property, as the case may be, by PCA or any of its Subsidiaries under any applicable Environmental Law.

              (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from (x) at any time prior to the Contribution Effective Time, any Real Property comprising part of the Containerboard Business and (y) thereafter, any Real Property owned or operated by PCA or any of its Subsidiaries, where such generation, use, treatment or storage has violated or would reasonably be expected to violate any Environmental Law or give rise to an Environmental Claim. Hazardous Materials have not been Released on or from (x) at any time prior to the Contribution Effective Time, any Real Property comprising part of the Containerboard Business and (y) thereafter, any Real Property owned or operated by PCA or any of its Subsidiaries, where such Release has violated or would reasonably be expected to violate any applicable Environmental Law or give rise to an Environmental Claim.

              (c) Notwithstanding anything to the contrary in this Section 7B.19, the representations made in this Section 7B.19 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above would reasonably be expected to have a Material Adverse Effect.

              (d) This Section 7B.19 sets forth the sole and exclusive representations by the Borrower with respect to environmental matters, including without limitations all matters arising under Environmental Laws.

              7B.20 LABOR RELATIONS. Neither (x) at any time prior to the Contribution Effective Time, the Containerboard Business nor (y) thereafter, PCA or any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a material adverse effect on the Containerboard Business or PCA and its Subsidiaries taken as a whole, as the case may be, and there is (i) no unfair labor practice complaint pending against (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries or, to the best knowledge of PCA, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries or, to the best knowledge of PCA, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries or, to the best knowledge of PCA, threatened against the Containerboard Business or PCA or any of its Subsidiaries, as the case may be, and (iii) to the best knowledge of PCA, no union representation proceeding is pending with respect to the employees of (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, PCA or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not reasonably be expected to have a Material Adverse Effect.

              7B.21 PATENTS, LICENSES, FRANCHISES AND FORMULAS. (i) At any time prior to the Contribution Effective Time, the Containerboard Business and
(ii) at any time on and after the Contribution Effective Time, each of PCA and its Subsidiaries owns or has a valid license to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to own or obtain which, as the case may be, would be reasonably likely to result in a Material Adverse Effect.

              7B.22 INDEBTEDNESS. (a) Schedule V.A sets forth a true and complete list of all Existing Indebtedness of PCA and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction, in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

              (b) Schedule V.B sets forth a true and complete list of all Indebtedness of TPI and its Subsidiaries to be Refinanced (the "INDEBTEDNESS TO BE REFINANCED"), in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness and the amount required to pay such Indebtedness in full on the Initial Borrowing Date which amount does not exceed in the aggregate $1,110,000,000.

              7B.23 TRANSACTION. At the time of consummation thereof, each element of the Transaction shall have been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. At the time of consummation of each element of the Transaction, all material consents and approvals of, and filings and registrations with (or, in the case of any filing in respect of the Security Documents executed on the Initial Borrowing Date (other than the TPI Security Agreement), will be made within 10 days thereof), and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction will have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Transaction, or the occurrence of any Credit Event or the performance by any Credit Party of its obligations under the respective Credit Documents. All actions taken by each Credit Party pursuant to or in furtherance of the Transaction have been taken in all material respects in compliance with the respective Documents and all applicable laws.

              7B.24 INSURANCE. Schedule VI sets forth a true and complete listing of all insurance maintained by PCA and its Subsidiaries as of the Initial Borrowing Date (after giving effect to the Contribution), and with the amounts insured (and any deductibles) set forth therein.

              7B.25 YEAR 2000 COMPLIANCE. PCA has reviewed its operations and those of its Subsidiaries with a view to assessing whether its businesses, or the businesses of any of its Subsidiaries, will be vulnerable to a Y2K Problem or will be vulnerable in any material respect to the effects of a Y2K Problem suffered by any of PCA or any of its Subsidiaries' major customers and suppliers. PCA represents and warrants that it has a reasonable basis to believe, and that it does believe, that no Y2K Problem will cause a Material Adverse Effect.

              7B.26 SPECIAL PURPOSE CORPORATION. PCA was formed to effect the Transaction. Prior to the consummation of the Transaction, PCA had no significant assets or liabilities (other than those liabilities under the Contribution Documents).

              7B.27 SUBORDINATION. (a) The subordination provisions contained in the Senior Subordinated Notes Documents are enforceable against PCA, the Subsidiary Guarantors and the holders of the Senior Subordinated Notes, and all Obligations hereunder and under the other Credit Documents (including, without limitation, pursuant to the Subsidiaries Guaranty) are within the definitions of "Senior Debt" and "Designated Senior Debt" included in such subordination provisions.

              (b) The subordination provisions contained in the Subordinated Promissory Notes Documents are enforceable against the Borrower, Tenneco and the holders of the Subordinated Promissory Notes, and all Obligations hereunder and under the other Credit Documents (including, without limitation, pursuant to the Guaranties) are within the definition of "Senior Debt" included in such subordination provisions.

              (c) There exists no Designated Senior Debt for purposes of, and as defined in, the Senior Subordinated Notes Indenture (other than the Obligations).

              SECTION 8. AFFIRMATIVE COVENANTS. PCA hereby covenants and agrees that in the case of the covenants described below on and after the Contribution Effective Time and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder are paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment):

              8.01  INFORMATION COVENANTS.  The Borrower will furnish to each
Lender:

              (a) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and cash flows, in each case for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and in each case, setting forth comparative figures for the related periods in the prior fiscal year (other than in the case of the first fiscal year of PCA) and, after the delivery of the first budget pursuant to Section 8.01(d), the budgeted figures for such quarterly periods as set forth in the respective budget delivered pursuant to Section 8.01(d), all of which shall be certified by the Chief Financial Officer of the Borrower, subject to normal year-end audit adjustments and (ii) management's discussion and analysis of the important operational and financial developments during the fiscal quarter and year-to-date periods.

              (b) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and (x) in the case of such consolidated financial statements certified by Ernst & Young LLP, or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and (y) in the case of such consolidating financial statements certified by the Chief Financial Officer of the Borrower, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

              (c) MANAGEMENT LETTERS. Promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" received by any such Person from its certified public accountants and the management's responses thereto.

              (d) BUDGETS. No later than 60 days following the commencement of the first day of each fiscal year of the Borrower (commencing with the fiscal year of the Borrower ended December 31, 2000), a budget of the Borrower and its Subsidiaries in form satisfactory to the Administrative Agent prepared by the Borrower for each fiscal quarter of such fiscal year prepared in detail, accompanied by the statement of the Chief Financial Officer of the Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

              (e) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Section 8.01(a) and (b), a certificate of the Chairman of the Board, the President or Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, in the case of any such financial statements delivered in respect of a period ending on the last day of a fiscal quarter or year of the Borrower, (x) set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 4.02(e),
       (f), (g), (h), (i) and (j) (but with respect to Section 4.02(i) only to the extent delivered with the financial statements required by Sections 8.01(b)), 9.02 and 9.04 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be, (y) set forth the calculation of the Available J.V. Basket Amount and the Available Permitted Acquisition Basket Amount at the end of the period covered by such financial statements, and all sources and uses of proceeds relating to the calculation thereof and (z) if delivered with the financial statements required by Section 8.01(b), set forth (in reasonable detail) the amount of, and the calculations required to establish the amount of, Excess Cash Flow for the respective Excess Cash Payment Period.

              (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days after an officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect, (y) with respect to any Indebtedness in excess of $10,000,000 of the Borrower or any of its Subsidiaries or (z) with respect to any Document.

       (g) OTHER REPORTS AND FILINGS. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its material Indebtedness (including the Senior Subordinated Notes) pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor) and holders of their capital stock (including the Borrower PIK Preferred Stock) in their capacity as such.

       (h) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within thirty days after, an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters which occurs after the Initial Borrowing Date, unless such environmental matters would not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

              (i) any Environmental Claim pending or threatened in writing against the Borrower or any of its Subsidiaries or any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries;

              (ii) any condition or occurrence on or arising from any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) would reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

              (iii) any condition or occurrence on any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries that would reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

              (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated or occupied by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; PROVIDED that in any event the Borrower shall deliver to the Administrative Agent all material notices received by it or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Lenders with copies of all material communications with any government or governmental agency and all material communications with any Person relating to any Environmental Claim of which notice is required to be given pursuant to this Section 8.01(h), and such detailed reports of any such Environmental Claim as to which notice is required, as may reasonably be requested by the Agents or the Lenders.

              (i) ANNUAL MEETINGS WITH LENDERS. At the request of Administrative Agent, the Borrower shall within 120 days after the close of each fiscal year of the Borrower hold a meeting at a reasonable time and place selected by the Borrower and acceptable to the Administrative Agent with all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the Borrower and its Subsidiaries.

              (j) PERMITTED RECEIVABLES FACILITY TRANSACTION DATE. The Borrower shall provide the Administrative Agent 15 Business Days' prior written notice of the Permitted Receivables Facility Transaction Date.

              (k) NOTICE OF COMMITMENT REDUCTIONS AND MANDATORY REPAYMENTS. On or prior to the date of any reduction to the Total Commitment or any mandatory repayment of outstanding Term Loans pursuant to any of Sections 4.02(e) through (j), inclusive, the Borrower shall provide written notice of the amount of the respective reduction or repayment, as the case may be, to the Total Revolving Loan Commitment or the outstanding Term Loans, as applicable, the calculation thereof (in reasonable detail) and the event to which the respective reduction or repayment relates.

              (l) OTHER INFORMATION. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or its Subsidiaries as any Agent or any Lender may reasonably request in writing.

              8.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which are made full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of the Borrower, any of the properties of the Borrower or such Subsidiary in whomsoever's possession, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable advance notice and at such reasonable times and intervals and to such reasonable extent as such Agent or such Lender may request, PROVIDED, that so long as no Default or Event of Default is then in existence, the Borrower shall have the right to participate in any discussions of the Agents or the Lenders with any independent accountants of the Borrower.

              8.03 MAINTENANCE OF PROPERTY; INSURANCE. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) keep all material properties and equipment used in its business in good working order and condition (ordinary wear and tear and loss or damage by casualty or condemnation excepted), (ii) maintain in full force and effect insurance with reputable and solvent insurance carriers on all its property in at least such amounts, against at least such risks and with such deductibles or self-insured retentions as is consistent and in accordance with industry practice and
(iii) furnish to each Lender, upon written request, full information as to the insurance carried. In addition to the requirements to the immediately preceding sentence, the Borrower will at all time cause insurance of the types described in Schedule VI to be maintained with no less scope of coverage or greater deductibles as are described in Schedule VI with respect to the Containerboard Business immediately before the Effective Date, taking into account the age and fair market value of equipment. Such insurance shall include physical damage insurance on all real and personal property (whether now or hereafter acquired) on an all risk basis and business interruption insurance. The provisions of this Section 8.03 shall be deemed supplemental to, but not duplicative of, the provisions of any Security Documents requiring the maintenance of insurance.

              (b) The Borrower will, and will cause its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies (including the Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (as certificate holder, mortgagee and loss payee with respect to Real Property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insurance), (ii) shall state that such insurance policies shall not be canceled or materially revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, and (iii) shall be deposited with the Collateral Agent.

              (c) If the Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

              8.04 CORPORATE FRANCHISES. The Borrower will, and will cause each of its Subsidiaries, to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents used in its business; PROVIDED, HOWEVER, that any transaction permitted by Section 9.02 will not constitute a breach of this Section 8.04.

              8.05 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              8.06 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, in all respects with all Environmental Laws applicable to the operation of its business or to the ownership or use of Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, will within a reasonable time period pay or cause to be paid all costs and expenses incurred in connection with such compliance (except to the extent being contested in good faith), and will undertake all reasonable efforts to keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated or occupied by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property except in compliance with all applicable Environmental Laws (except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and reasonably required in connection with the operation, use and maintenance of any such Real Property or otherwise in connection with their businesses.

              (b) At the written request of the Administrative Agent or the Required Lenders upon a reasonable belief by the Administrative Agent or the Required Lenders that the Borrower or any of its Subsidiaries has breached any representation or covenant contained herein relating to environmental matters, which request shall specify in reasonable detail the basis therefor, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report, reasonable in scope, concerning the subject matter of such representation or covenant and any Real Property now or hereafter owned, operated or occupied by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating (if relevant to such breach) the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property; PROVIDED, that such request may be made only if (i) there has occurred and is continuing an Event of Default, (ii) the Administrative Agent or the Required Lenders reasonably believe that the Borrower or any such Real Property is not in compliance with Environmental Law and such circumstances would reasonably be expected to have a Material Adverse Effect, or (iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property. If the Borrower fails to provide the same within a reasonable period, not to exceed 90 days, after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants to the Administrative Agent and the Lenders and their agents access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

              8.07 ERISA. Except to the extent that the events described herein are specifically made applicable to Multiemployer Plans, they shall relate only to Plans which are not Multiemployer Plans. In each other instance, the events described herein apply to Multiemployer Plans only to the extent of the knowledge of PCA. In addition, with respect to the Tenneco

Pension Plans, the reporting covenants described herein apply only to the extent of the knowledge of PCA, after the exercise of reasonable diligence and due inquiry. As soon as reasonably possible and, in any event, within twenty (20) Business Days after the Borrower or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Administrative Agent a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by the Borrower, the Subsidiary, the Plan administrator or the ERISA Affiliate, to or with the PBGC, or any other government agency, or a Plan participant and any notices received by such Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has a material increase in an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any of its Subsidiaries or any ERISA Affiliate will or is likely to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA
or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower, or any of its Subsidiaries may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension. Upon request, the Borrower will deliver to the Administrative Agent a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the third sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC, or any other government agency and any material notices received by the Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Administrative Agent no later than twenty (20) Business Days after the date such annual report required to be filed with the Internal Revenue Service was requested by the Administrative Agent, or such records, documents and/or information has been furnished to the PBGC (other than in connection with premium payments, which shall be furnished within twenty (20) Business Days of request by the Administrative Agent) or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable. PCA and each of its Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a Material Adverse Effect.

              8.08 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower shall cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 and (ii) its fiscal quarters to end on March 31, June 30, September 30 and December 31.

              8.09 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.01(i), PROVIDED, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

              8.10 OWNERSHIP OF SUBSIDIARIES. Except to the extent expressly permitted herein or as otherwise expressly consented in writing by the Required Lenders, the Borrower shall directly or indirectly own 100% of the capital stock or other equity interests of each of its Subsidiaries.

              8.11 ADDITIONAL SECURITY; FURTHER ASSURANCES; SURVEYS. (a) The Borrower will, and will cause each of its Domestic Wholly-Owned Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "ADDITIONAL MORTGAGE") in such Real Property (excluding Real Property where the fair market value thereof is less than $1,000,000) of the Borrower or any of its Domestic Wholly-Owned Subsidiaries as are not covered by the original Mortgages, to the extent acquired after the Initial Borrowing Date, and as may be requested from time to time by the Administrative Agent or the Required Lenders (each such Real Property, an "ADDITIONAL MORTGAGED PROPERTY"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages or in such other form as is reasonably satisfactory to the Administrative Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by Section 9.01 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full.

              (b) The Borrower will, and will cause each of its Domestic Wholly-Owned Subsidiaries (other than the Receivables Entity) to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this Section 8.11. Additionally, upon the request of the Collateral Agent or the Required Lenders, the Borrower shall take, or cause to be taken such action as may be requested in order to perfect (or maintain the perfection of) the security interests (or take any analogous actions under the applicable provisions of local law in order to protect such security interests) in any Collateral located outside the U.S. owned by the Borrower or a Domestic Wholly-Owned Subsidiary, in each case to the extent such actions are permitted to be taken under the laws of the applicable jurisdictions. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.11 has been complied with.

              (c) The Borrower agrees to cause each Domestic Wholly-Owned Subsidiary (other than the Receivables Entity) established or created in accordance with Section 9.14 to execute and deliver a guaranty of all Obligations and all obligations under Interest Rate Protection or Other Hedging Agreements to a Lender or any of its Affiliates in substantially the form of the Subsidiaries Guaranty.

              (d) The Borrower agrees to pledge and deliver, or cause to be pledged and delivered, all of the capital stock of each new Subsidiary (excluding that portion of the voting stock of any Foreign Subsidiary which would be in excess of 66% of the total outstanding voting stock of such Foreign Subsidiary) established or created after the Initial Borrowing Date, to the extent owned by the Borrower or any Domestic Wholly-Owned Subsidiary, to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement.

              (e) The Borrower will cause each Domestic Wholly-Owned Subsidiary (other than the Receivables Entity) established or created in accordance with Section 9.14 to grant to the Collateral Agent a first priority (subject to Permitted Liens) Lien on property (tangible and intangible) of such Subsidiary upon terms and with exceptions similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to the Borrower, the Administrative Agent and Required Lenders. The Borrower shall cause each such Domestic Wholly-Owned Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each of such Domestic Wholly-Owned Subsidiaries to take all actions reasonably requested by the Administrative Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

              (f) The security interests required to be granted pursuant to this Section 8.11 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable) or otherwise satisfactory in form and substance to the Collateral Agent and the Borrower and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys, real estate appraisals and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 8.11 has been complied with.

              (g) In the event that the Administrative Agent or the Required Lenders at any time after the Effective Date determines in its or their reasonable discretion (whether as a result of a position taken by an applicable bank regulatory agency or official, or otherwise) that real estate appraisals satisfying the requirements set forth in 12 C.F.R., Part 34-Subpart C, or any successor or similar statute, rule, regulation, guideline or order (any such appraisal, a "REQUIRED APPRAISAL") are or were required to be obtained, or should be obtained, in connection with any Mortgaged Property then, within 60 days after receiving written notice thereof from the Administrative Agent or the Required Lenders, as the case may be, the Borrower shall cause such Required Appraisal to be delivered, at the expense of the Borrower, to the Administrative Agent, which Required Appraisal, and the respective appraiser, shall be reasonably satisfactory to the Administrative Agent.

              (h)     The Borrower agrees that each action required above by
Section 8.11(a) or (b) shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Administrative Agent, the Collateral Agent or the Required Lenders. The Borrower further agrees that each action required by Section 8.11(c), (d), (e) and (f) with respect to the creation or acquisition of a new Subsidiary shall be completed contemporaneously with (or, in the case of any documents or instruments to be registered, filed or recorded, within 10 days of) the creation of such new Subsidiary.

              8.12 INTEREST RATE PROTECTION. No later than the 45th day after the Initial Borrowing Date, the Borrower shall enter into, and for a minimum period of two years thereafter maintain, Interest Rate Protection Agreements with one or more Lenders or their affiliates reasonably acceptable to the Administrative Agent establishing a fixed or maximum interest rate acceptable to the Administrative Agent for an aggregate amount with respect to no less than 50% of the Term Loans outstanding from time to time.

              8.13 PERMITTED ACQUISITIONS. (a) Subject to the provisions of this Section 8.13 and the requirements contained in the definition of Permitted Acquisition, the Borrower and any of its Wholly-Owned Domestic Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition):

              (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto;

              (ii) the Borrower shall have given the Administrative Agent and the Lenders at least five Business Days' prior written notice of any Permitted Acquisition;

              (iii) calculations are made by the Borrower of compliance with the covenants contained in Sections 9.08, 9.09 and 9.10 (in each case, giving effect to the last sentence appearing therein) for the Calculation Period most recently ended prior to the date of such Permitted Acquisition, on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period;

              (iv) either (x) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition, when combined with the aggregate Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated after the Effective Date and on or prior to the date of the consummation of the proposed Permitted Acquisition which the Borrower has not elected to be permitted pursuant to clause (y) below does not exceed $125,000,000 or (y) the amount of the Maximum Permitted Consideration payable in connection with Permitted Acquisitions consummated in any fiscal year which the Borrower has not elected to be permitted pursuant to clause (x) above, shall not exceed the Available Permitted Acquisition Basket Amount for such fiscal year; PROVIDED that the Borrower may allocate the Maximum Permitted Consideration paid in respect of a Permitted Acquisition between the baskets under clauses (x) and (y);

              (v) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

              (vi) the Borrower provides to the Administrative Agent and the Lenders as soon as available but not later than five Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition;

              (vii) after giving effect to such Permitted Acquisition and the payment of all post-closing purchase price adjustments required (in the good faith determination of the Borrower) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) and all Capital Expenditures (and the financing thereof) reasonably anticipated by the Borrower to be made in the business acquired pursuant to such Permitted Acquisition within the 90-day period (such period for any Permitted Acquisition, a "POST-CLOSING PERIOD") following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition), the Total Available Unutilized Revolving Loan Commitment shall equal or exceed $50,000,000;

              (viii) the Borrower shall believe in good faith that the proposed Permitted Acquisition could not result in a material increase in tax, ERISA, environmental or other contingent liabilities with respect to the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect; and

              (ix) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the Borrower, certifying to the best of his knowledge, compliance with the requirements of preceding clauses (i) through (viii), inclusive, containing the calculations required by the preceding clauses (iii), (iv) and (vii) and stating whether the Maximum Permitted Consideration for such Permitted Acquisition is to be applied to the basket under clause
       (iv)(x) above or clause (iv)(y) above.

              (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interest of any Person, the capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors pursuant to the Pledge Agreement in accordance with the requirements of Sections 8.11 and 9.15.

              (c) The Borrower shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Sections 8.11 and 9.15, to the satisfaction of the Administrative Agent.

              (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower that the certifications by the Borrower (or by one or more of its Authorized Officers) pursuant to Section 8.13(a) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

              8.14 FOREIGN SUBSIDIARIES SECURITY. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower acceptable to the Administrative Agent and the Required Lenders does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, with respect to any Foreign Wholly-Owned Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge of 66% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote or, in the case of a Foreign Subsidiary whose capital stock is held by another Foreign Subsidiary, a pledge of any of the capital stock of such Foreign Subsidiary, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the PCA Security Agreement, (iii) the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of the Pledge Agreement and
(iv) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiaries Guaranty, in any such case would cause (I) the undistributed earnings of such Foreign Subsidiary (or such Foreign Subsidiary's parent or indirect parent to the extent that such parent is also a foreign subsidiary) as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or (II) other material adverse Federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) or (iii) above, such Foreign Subsidiary shall execute and deliver the PCA Security Agreement (or another security agreement in substantially similar form, if needed) or the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), as the case may be, granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary's assets or the capital stock and promissory notes owned by such Foreign Subsidiary, as the case may be, and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iv) above, such Foreign Subsidiary shall execute and deliver the Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into of such PCA Security Agreement, Pledge Agreement or Subsidiaries Guaranty (or substantially similar document) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.14 to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

              8.15 YEAR 2000 COMPLIANCE. The Borrower shall take all actions necessary and commit adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process dates, including dates before, on and after January 1, 2000, without experiencing any Y2K Problem that could cause a Material Adverse Effect. At the request of the Administrative Agent, the Borrower will provide the Administrative Agent with assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Administrative Agent as to the capability of the Borrower and its Subsidiaries to conduct its and their businesses and operations before, on and after January 1, 2000 without experiencing a Y2K Problem causing a Material Adverse Effect.

              8.16 PERMITTED RECEIVABLES FACILITY TRANSACTION. At any time after the Contribution Effective Time, the Borrower and/or one or more other Receivables Sellers may enter into a Permitted Receivables Facility (which complies with the definition of Permitted Receivables Facility contained herein) to provide off-balance sheet financing to the Borrower for the sale of Permitted Receivables Facility Assets to a Receivables Entity (which shall be established in accordance with, and meet the requirements of, the definition of Receivables Entity contained herein), so long as on the Permitted Receivables Facility Transaction Date all requirements of this Section 8.16 have been satisfied and the Permitted Receivables Facility and related transactions comply with the respective defined terms as used in this Section 8.16. On the Permitted Receivables Facility Transaction Date, (i) there shall have been delivered to the Administrative Agent and the Lenders true and correct copies of all Permitted Receivables Facility Documents, certified as such by an officer of the Borrower, and all of the terms and conditions of the Permitted Receivables Facility Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, (ii) the Permitted Receivables Facility Transaction, including all of the terms and conditions thereof, shall have been duly approved by the board of directors of the Borrower, and all Permitted Receivables Facility Documents shall be in full force and effect,
(iii) each of the conditions precedent to the consummation of the Permitted Receivables Facility Transaction shall have been satisfied and not waived except with the consent of the Administrative Agent and the Required Lenders to the reasonable satisfaction of the Administrative Agent and the Required Lenders,
(iv) each of the representations and warranties of the Receivables Sellers and the Receivables Entity contained in the Permitted Receivables Facility Documents shall be true and correct in all material respects, (v) the Permitted Receivables Facility Transaction shall have been consummated in all material respects in accordance with all applicable law and the Permitted Receivables Facility Documents, (vi) no Default or Event of Default shall be in effect upon the Permitted Receivables Facility Transaction Dte (either before or after giving effect to the transactions contemplated by the Permitted Receivables Facility Documents) and (vii) the Borrower and/or the other Receivables Sellers shall have received the Permitted Receivables Facility Proceeds and used the same to make any prepayment of Loans and/or satisfy any cash collateral requirement required under Section 4.02(a) or (j), as the case may be.

              SECTION 9. NEGATIVE COVENANTS. PCA covenants and agrees that on and after the Contribution Effective Time and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other

Obligations incurred hereunder and thereunder, are paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment):

              9.01 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; PROVIDED that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "PERMITTED LIENS"):

                (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles in the United States (or the equivalent thereof in any country in which a Foreign Subsidiary is doing business, as applicable);

               (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which arise or were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', workmen's, repairmen's, warehousemen's, materialmen's and mechanics' liens, collecting bank's liens, charge back rights of depository banks for uncollected items and other similar Liens arising or incurred in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property or assets of the Borrower or such Subsidiary and do not materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

              (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule IV, but only to the respective date, if any, set forth in such Schedule IV for the removal and termination of any such Liens, plus renewals and extensions of such Liens to the extent set forth on Schedule IV, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

               (iv)   Permitted Encumbrances;

                (v) Liens created pursuant to this Agreement and the Security Documents;

               (vi) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

              (vii) Liens placed upon assets used in the ordinary course of business of the Borrower or any of its Subsidiaries (other than the Receivables Entity) at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, PROVIDED that (i) any such Liens attach only to the equipment so purchased and upgrades thereon, (ii) the Indebtedness secured by any such Lien does not exceed 100% of the lesser of the fair market value or the purchase price of the equipment being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.04(vi);

             (viii) easements, rights-of-way, restrictions (including zoning restrictions), covenants, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

               (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries (other than the Receivables Entity) in the ordinary course of business;

                (x) Liens arising out of judgments or awards in circumstances not constituting an Event of Default under Section 10.09 in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, PROVIDED that the aggregate amount of all such judgments or awards does not exceed $10,000,000 at any time outstanding;

               (xi) statutory, contractual and common law landlords' liens under leases or subleases permitted by this Agreement;

              (xii) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers, PROVIDED that the aggregate amount of deposits at any time pursuant to sub-clauses (y) and
       (z) shall not exceed $15,000,000 in the aggregate;

             (xiii) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

              (xiv) Liens (x) granted by the Receivables Sellers in favor of the Receivables Entity consisting of UCC-1 financing statements filed to effect the sale of Permitted Receivables Facility Assets pursuant to the Permitted Receivables Facility Documents, (y) granted by the Receivables Entity on those Permitted Receivables Facility Assets acquired by it pursuant to the Permitted Receivables Facility Documents to the extent that such Liens are created by the Permitted Receivables Facility Documents and (z) consisting of the right of setoff granted by the Receivables Entity to any financial institution acting as a lockbox bank in connection with the Permitted Receivables Facility;

               (xv) Liens created pursuant to Capital Leases permitted pursuant to Section 9.04(vi), PROVIDED that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to such Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

              (xvi) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, PROVIDED that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(xiii) and
       (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

             (xvii) Liens securing Foreign Subsidiary Working Capital Indebtedness permitted pursuant to Section 9.04(xii), so long as any such Lien attaches only to the assets of the respective Foreign Subsidiary which is the obligor under such Indebtedness;

            (xviii)   Liens in favor of customs and revenue authorities arising
       as a matter of law or regulation to secure the payment of customs duties in connection with the importation of goods and deposits made to secure statutory obligations in the form of excise taxes;

              (xix) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business (excluding any general inventory financing);

               (xx) Liens arising pursuant to Permitted Sale-Leaseback Transactions to the extent permitted by Section 9.02(xiv), so long as such Liens do not attach to any assets of the Borrower or any of its Subsidiaries other than those which are the subject of such Permitted-Sale Leaseback Transaction; and

              (xxi) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $10,000,000.

In connection with the granting of Liens of the type described in clauses (vi),
(vii), (xiv), (xv), (xvi), (xx) and (xxi) of this Section 9.01 by the Borrower of any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets (including Real Property) subject to such Liens).

              9.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                (i) Capital Expenditures by the Borrower and its Subsidiaries (other than the Receivables Entity) shall be permitted to the extent not in violation of Section 9.07;

               (ii) each of the Borrower and its Subsidiaries (other than the Receivables Entity) may in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business;

              (iii)   Investments may be made to the extent permitted by
       Section 9.05 and Cash Equivalents may be disposed of or liquidated in the ordinary course of business;

               (iv) each of the Borrower and its Subsidiaries (other than the Receivables Entity) may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by
       Section 9.04(vi));

                (v) each of the Borrower and its Subsidiaries (other than the Receivables Entity) may make sales or transfers of inventory in the ordinary course of business and consistent with past practices;

               (vi) the Borrower and its Subsidiaries (other than the Receivables Entity) may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

              (vii) the Borrower and its Subsidiaries (other than the Receivables Entity) may license or sublicense software, trademarks and other intellectual property in the ordinary course of business which do not materially interfere with the business of the Borrower and its Subsidiaries taken as a whole or the Borrower, so long as each such license is permitted to be assigned pursuant to the PCA Security Agreement (to the extent that a security interest in such intellectual property is granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the PCA Security Agreement in the intellectual property covered by such license or such sublicense;

             (viii) the Borrower and its Subsidiaries may make Timberlands Dispositions, PROVIDED that (x) at least 75% of the aggregate consideration received in respect thereof shall consist of cash and Cash Equivalents, (y) the Net Asset Sale Proceeds in respect thereof shall be applied as provided in Section 4.02(g) and (z) the gross purchase price in respect thereof shall equal or exceed the fair market value of all Timberland Properties sold pursuant thereto (as determined in good faith by senior management of the Borrower);

               (ix) the Borrower or any Domestic Wholly-Owned Subsidiary of the Borrower (other than the Receivables Entity) may transfer assets or lease to or acquire or lease assets from the Borrower or any other Domestic Wholly-Owned Subsidiary (other than the Receivables Entity) and any Domestic Wholly-Owned Subsidiary (other than the Receivables Entity) may be merged into the Borrower or any other Domestic Wholly-Owned Subsidiary of the Borrower (other than the Receivables Entity) (so long as, in the case of any merger involving the Borrower, the Borrower is the surviving corporation thereof);

                (x) the Borrower and its Subsidiaries (other than the Receivables Entity) may sell or otherwise dispose of additional assets (other than a Timberlands Disposition, any Asset Sale pursuant to a Permitted Sale-Leaseback Transaction and a sale or disposition of a Converting Plant), PROVIDED that (v) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the senior management of the Borrower), (w) each such sale results in consideration at least 75% of which shall be in the form of cash (for such purpose, taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by the senior management of the Borrower, of any other consideration), (x) the Net Sale Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(g) or reinvested in replacement assets to the extent permitted by
       Section 4.02(g), and (y) the aggregate Net Sale Proceeds of all assets subject to sale or other disposition pursuant to this clause (x) shall not exceed (a) $50,000,000 in any twelve month period or (b) for all such sales and dispositions after the Effective Date, 5% of the Total Relevant Assets (as determined on the last day of the most recently ended fiscal quarter for which financial statements have been made available to the Lenders);

               (xi) on and after the Permitted Receivables Facility Transaction Date, the Receivables Sellers may (x) contribute cash to the Receivables Entity the proceeds of which are used to acquire Permitted Receivables Facility Assets from the Receivables Sellers and (y) transfer and reacquire Permitted Receivables Facility Assets to and from the Receivables Entity, in each case pursuant to, and in accordance with the terms of, the Permitted Receivables Facility Documents;

              (xii) on and after the Permitted Receivables Facility Transaction Date, the Receivables Entity may transfer and reacquire Permitted Receivables Facility Assets (to the extent acquired from the Receivables Sellers as provided in clause (xi) above) pursuant to, and in accordance with the terms of, the Permitted Receivables Facility Documents;

             (xiii) the Borrower and its Wholly-Owned Domestic Subsidiaries may make Permitted Acquisitions, so long as such Permitted Acquisitions are effected in accordance with the requirements of Section 8.13;

              (xiv) the Borrower or any of its Subsidiaries may effect Permitted Sale-Leaseback Transactions in accordance with the definition thereof, PROVIDED that (x) the aggregate amount of all proceeds received by the Borrower and its Subsidiaries from all Permitted Sale-Leaseback Transactions consummated on and after the Effective Date shall not exceed $100,000,000, (y) the Net Sale Proceeds therefrom are applied to repay Term Loans as provided in Section 4.02(g) and (z) the Borrower establishes compliance with Sections 9.08 and 9.09 after giving effect, on a Pro Forma Basis, to the respective sale or disposition;

               (xv) each of the Borrower and its Subsidiaries may sell or otherwise dispose of Converting Plants (other than pursuant to a Permitted Sale-Leaseback Transaction), PROVIDED that (v) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the senior management of the Borrower), (w) each such sale results in consideration at least 75% of which shall be in the form of cash (for such purpose, taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by the senior management of the Borrower, of any other consideration), (x) the Net Sale Proceeds therefrom are either applied to repay Term Loans as provided in
       Section 4.02(g) or reinvested in replacement assets to the extent permitted by Section 4.02(g), and (y) the aggregate Net Sale Proceeds of all Converting Plants subject to sale or other disposition pursuant to this clause (xv) shall not exceed $60,000,000 in any twelve month period;

              (xvi) the Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged; and

             (xvii) the Borrower and its Subsidiaries may sell or lease equipment to their respective customers or suppliers in the ordinary course of business, so long as the book value of the equipment sold or leased after the Effective Date (as reflected on the most recent balance sheet of the Borrower or such Subsidiary prior to the respective sale or lease) pursuant to this clause (xvii) which is either subject at the time of determination to a lease under which the Borrower or a Subsidiary is lessor or was financed by an advance to the relevant customer or supplier made or guaranteed by the Borrower or a Subsidiary which remain outstanding on the date of determination, does not exceed $5,000,000 at any one time.

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral (unless sold to the Borrower or a Subsidiary of the Borrower) shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

              9.03 DIVIDENDS. The Borrower shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

                (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

               (ii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase outstanding shares of its common stock (or options to purchase such common stock) owned by employees, officers or directors of the Borrower or any Subsidiary following the death, disability, retirement or termination of employment of such employee, officer or director, PROVIDED that (x) the aggregate amount of all Dividends paid pursuant to this clause (ii) in any fiscal year shall not exceed $3,000,000 and (y) if $3,000,000 exceeds the amount of Dividends paid by the Borrower pursuant to this clause (ii) in any fiscal year, such excess may be carried forward and utilized to pay Dividends pursuant to this clause (ii) in succeeding fiscal years so long as the aggregate amount of Dividends paid pursuant to this clause (ii) in any fiscal year shall not exceed $10,000,000;

              (iii) the Borrower may make cash and stock distributions to TPI at the time of the Contribution in the manner described in the Contribution Agreement;

               (iv) any Subsidiary of the Borrower that is a Joint Venture may pay cash Dividends to its shareholders or partners generally, so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto);

                (v) the Borrower may pay regularly accruing Dividends with respect to the Borrower PIK Preferred Stock through the issuance of additional shares of Borrower PIK Preferred Stock (but not in cash) in accordance with the terms thereof;

               (vi) so long as (x) no Default or Event of Default exists or would result therefrom, (y) at the time of the respective Dividend, the Borrower establishes compliance with Section 9.08 after giving effect, on a PRO FORMA Basis, to such Dividend (and all other cash Dividends paid with respect to Borrower PIK Preferred Stock during the respective Calculation Period) and (z) the Borrower delivers an officer's certificate to the Administrative Agent on or before the payment of such Dividend certifying that the requirements of clauses (x) and (y) above are satisfied, the Borrower may pay regularly accruing cash Dividends on Borrower PIK Preferred Stock on and after the PIK Trigger Date, with such Dividends to be paid in accordance with the terms of the certificate of designation therefor;

              (vii) the Borrower may pay cash Dividends to PCA Holdings, so long as the proceeds thereof are promptly used by PCA Holdings to pay operating and administrative expenses in the ordinary course of business (including, without limitation, professional fees and expenses), other similar corporate overhead costs and expenses and salaries or other compensation of employees who perform services for PCA Holdings and the Borrower, in each case to the extent such payments are made in accordance with the requirements of the PCA Holdings Service Agreement, PROVIDED that the aggregate amount of cash Dividends paid pursuant to this clause
       (vii) in any fiscal year shall not exceed $1,000,000;

             (viii) the Borrower may, at any time prior to the first anniversary of the Initial Borrowing Date, repurchase outstanding shares of Borrower Common Stock from PCA Holdings and Tenneco with the net cash proceeds of purchase of Borrower Common Stock received by the Borrower in connection with its sale of such stock to management of the Borrower, so long as no Default or Event of Default is then in existence or would result therefrom;

               (ix) so long as the Timberlands Disposition Recapture/Restricted Payments Requirements are satisfied at the time of the consummation of the respective sale of Timberland Properties pursuant to the Timberlands Dispositions, the Borrower may utilize proceeds from the Timberlands Dispositions in an aggregate amount not to exceed the Excluded Timberland Disposition Proceeds to redeem Borrower PIK Preferred Stock and/or pay cash Dividends with respect to Borrower Common Stock, so long as the sum of the aggregate liquidation preference of all Borrower PIK Preferred Stock redeemed pursuant to this clause (ix) and all accrued and unpaid dividends thereon and all redemption premiums in respect thereof and the aggregate amount of all cash payments with respect to Borrower Common Stock made in reliance on this clause (ix) does not exceed the Excluded Timberland Disposition Proceeds LESS the aggregate principal amount of Senior Subordinated Notes redeemed or repurchased pursuant to the proviso to Section 9.11(iii); and

                (x) to the extent the issuance of Exchange Borrower PIK Preferred Stock in exchange for Borrower PIK Preferred Stock would be deemed to constitute a Dividend, the same shall be permitted so long as any such issuance is consummated in accordance

       (and consistent) with the requirements of the definitions of Borrower PIK Preferred Stock and Exchange Borrower PIK Preferred Stock.

              9.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                (i) Indebtedness incurred or existing pursuant to this Agreement and the other Credit Documents;

               (ii) unsecured Indebtedness of the Borrower under the Subordinated Promissory Notes and the Borrower and the Subsidiary Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Notes Documents in an aggregate principal amount for all Indebtedness at any time outstanding pursuant to this clause (ii) not to exceed $550,000,000 LESS the aggregate amount of all repayments of Senior Subordinated Notes after the Initial Borrowing Date, PROVIDED that the Senior Subordinated Notes are issued by the Borrower as (and constitute) repayment in full of all Indebtedness of the Borrower under the Subordinated Promissory Notes Documents immediately after the Contribution Effective Time;

              (iii) Existing Indebtedness shall be permitted to the extent actually outstanding on the Initial Borrowing Date and as the same is listed on Schedule V, but no refinancings or renewals thereof except as otherwise permitted by Section 9.04(xvii);

               (iv) accrued expenses and trade accounts payable incurred in the ordinary course of business;

                (v) Indebtedness under Interest Rate Protection Agreements entered into in compliance with Section 8.12, and such other Interest Rate Protection Agreements which may be entered into from time to time by the Borrower and which the Borrower in good faith believes will provide protection against fluctuations in interest rates with respect to outstanding floating rate Indebtedness then outstanding, and permitted to remain outstanding, pursuant to the other provisions of this Section 9.04;

               (vi)   Capitalized Lease Obligations (including Capitalized
       Lease Obligations arising from Permitted Sale-Leaseback Transactions) and Indebtedness of the Borrower and its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to Section 9.01(vii), PROVIDED that the sum of (without duplication) (x) the aggregate amount of Capitalized Lease Obligations (including Capitalized Lease Obligations arising from Permitted Sale Leaseback Transactions) incurred on and after the Initial Borrowing Date and outstanding at any time PLUS (y) the aggregate principal amount of all such purchase money Indebtedness incurred on and after the Initial Borrowing Date and outstanding at any time and (z) Permitted Acquired Debt assumed on and after the Initial Borrowing Date and outstanding at any time, shall not exceed $150,000,000;

              (vii) intercompany Indebtedness of the Borrower and its Subsidiaries (other than the Receivables Entity) outstanding to the extent permitted by Section 9.05(vi);

             (viii) Indebtedness evidenced by Other Hedging Agreements entered into pursuant to Section 9.05(v);

               (ix) Indebtedness under performance bonds, letter of credit obligations to provide security for worker's compensation claims and bank overdrafts, in each case incurred in the ordinary course of business, PROVIDED that any obligations arising in connection with such bank overdraft Indebtedness is extinguished within five Business Days;

                (x) Indebtedness of the Borrower which may exist as a result of its obligation to pay purchase price adjustments (not past due) pursuant to Section 2.5 of the Contribution Agreement;

               (xi) Indebtedness which may be deemed to exist pursuant to the Permitted Receivables Facility, so long as the Attributed Receivables Facility Indebtedness does not exceed the Permitted Receivables Facility Threshold Amount;

              (xii) Indebtedness of Foreign Subsidiaries of the Borrower under lines of credit extended after the Contribution Effective Time to any such Foreign Subsidiary by Persons other than the Borrower or any of its Subsidiaries, the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital purposes, PROVIDED that the aggregate principal amount of all such Indebtedness outstanding at any time for all such Foreign Subsidiaries (such Indebtedness being the "Foreign Subsidiary Working Capital Indebtedness") shall not exceed the Foreign Borrowing Base Amount in effect at such time;

             (xiii) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the Borrower or any Wholly-Owned Domestic Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "PERMITTED ACQUIRED DEBT"), so long as
       (w) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition, (x) such Indebtedness does not constitute debt for borrowed money, it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (x) and (y) the sum of (1) the aggregate amount of all Capitalized Lease Obligations and purchase money Indebtedness incurred on and after the Initial Borrowing Date pursuant to Section 9.04(vi) and outstanding at any time and (2) the Permitted Acquired Debt assumed on and after the Initial Borrowing Date and outstanding at any time, shall not exceed $150,000,000;

              (xiv) Indebtedness of the Borrower and its Subsidiaries which may be deemed to exist pursuant to their respective obligations to pay Dividends permitted by Section 9.03 after same have been declared;

               (xv) Indebtedness consisting of loans to officers and employees of the Borrower and its Subsidiaries made or guaranteed by the Borrower, the proceeds of which are utilized to purchase Borrower Common Stock in an aggregate principal amount not to exceed $5,500,000 outstanding at any time;

              (xvi) Indebtedness of the Borrower or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations in connection with acquisitions or sales of assets and/or businesses effected in accordance with the requirements of this Agreement (so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person);

             (xvii) Permitted Refinancing Indebtedness incurred in accordance with the requirements of the definition thereof, so long as no Default or Event of Default is then in existence or would result therefrom;

            (xviii)   in connection with Timberlands Dispositions, the Borrower
       and its Subsidiaries may enter into agreements for the purchase of fiber in order to insure continuing fiber source at market price or less as determined in good faith by the Borrower;

              (xix) the Borrower and its Subsidiaries may enter into take or pay contracts for the provision of electricity, steam or other energy source requiring payments not to exceed $30,000,000 in the aggregate in any fiscal year provided that at the time of such contract the Borrower reasonably believes that such contract will result in lower energy costs; and

               (xx) additional unsecured Indebtedness of the Borrower and its Subsidiaries not otherwise permitted pursuant to this Section 9.04, so long as the aggregate principal amount of all Indebtedness incurred pursuant to this clause (xx) does not exceed $50,000,000 at any time outstanding.

              Notwithstanding the foregoing or any other provision of this Agreement, unless the Required Lenders expressly consent thereto in writing, no exchange of Borrower PIK Preferred Stock for Subordinated Exchange Debentures shall be permitted.

              9.05 ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, (each of the foregoing an "INVESTMENT" and, collectively, "INVESTMENTS") except that the following shall be permitted:

                (i) the Borrower and its Subsidiaries (other than the Receivables Entity) may acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

               (ii) the Borrower and its Subsidiaries (other than the Receivables Entity) may acquire and hold cash and Cash Equivalents;

              (iii) the Borrower and its Subsidiaries (other than the Receivables Entity) may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $5,500,000;

               (iv) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted in Section 9.04(v);

                (v) the Borrower may enter into and perform its obligations under Other Hedging Agreements entered into in the ordinary course of business and so long as any such Other Hedging Agreement is not speculative in nature and is (x) related to income derived from foreign operations of the Borrower or any Subsidiary or otherwise related to purchases permitted hereunder from foreign suppliers or (y) entered into to protect the Borrower and/or its Subsidiaries against fluctuations in the prices of raw materials and energy costs used in their businesses;

               (vi) any Wholly-Owned Subsidiary (other than the Receivables Entity) may make intercompany loans to the Borrower or any Wholly-Owned Subsidiary (other than the Receivables Entity) and the Borrower may make intercompany loans and advances to any Wholly-Owned Subsidiary (other than the Receivables Entity), PROVIDED that (x) any promissory notes evidencing such intercompany loans made by the Borrower or any Domestic Wholly-Owned Subsidiary shall be pledged (and delivered) by the Borrower or the respective Domestic Wholly-Owned Subsidiary that is the lender of such intercompany loan as Collateral pursuant to the Pledge Agreement,
       (y) neither the Borrower nor any Domestic Subsidiaries of the Borrower may make loans to any Foreign Subsidiaries of the Borrower pursuant to this clause (vi) and (z) any loans made by any Foreign Subsidiaries to the Borrower or any of its Domestic Subsidiaries pursuant to this clause
       (vi) shall be subordinated to the obligations of the Credit Parties pursuant to subordination provisions in substantially the form of Exhibit M hereto;

              (vii) the Borrower and it Subsidiaries may sell or transfer assets to the extent permitted by Section 9.02;

             (viii) the Borrower may establish Subsidiaries to the extent permitted by Section 9.14;

               (ix) the Receivables Sellers may make an initial cash capital contribution to the Receivables Entity on the Permitted Receivables Facility Transaction Date as provided in the Permitted Receivables Facility Documents, so long as the Receivables Entity uses all of the proceeds of such contribution on such date to purchase
       Permitted Receivables Facility Assets from the Receivables Sellers, and the Borrower may hold the capital stock of the Receivables Entity issued to it so long as such capital stock has been duly pledged and delivered to the Collateral Agent pursuant to the Pledge Agreement;

                (x)   on or after the Permitted Receivables Facility
       Transaction Date, the Receivables Entity may invest those Permitted Receivables Facility Assets pursuant to, and in accordance with the terms of, the Permitted Receivables Facility Documents;

               (xi) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations and equity securities) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

              (xii) so long as no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment, the Borrower and its Wholly-Owned Domestic Subsidiaries shall be permitted to make Investments in any Joint Venture on any date in an amount not to exceed the Available J.V. Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), it being understood and agreed that to the extent the Borrower or one or more other Credit Parties (after the respective Investment has been made) receives a cash return from the respective Joint Venture of amounts previously invested pursuant to this clause
       (xii) (which cash return may be made by way of repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments) or a return in the form of an asset distribution from the respective Joint Venture of any asset previously contributed pursuant to this clause (xii), then the amount of such cash return of investment or the fair market value of such distributed asset (as determined in good faith by senior management of the Borrower), as the case may be, shall, upon the Administrative Agent's receipt of a certification of the amount of the return of investment from an Authorized Officer, apply to increase the Available J.V. Basket Amount, PROVIDED that the aggregate amount of increases to the Available J.V. Basket Amount described above shall not exceed the amount of returned Investment and, in no event, shall the amount of the increases made to the Available J.V. Basket Amount in respect of any Investment exceed the amount previously invested pursuant to this clause (xii);

             (xiii) the Borrower and any of its Wholly-Owned Domestic Subsidiaries may make Permitted Acquisitions in accordance with the relevant requirements of Section 8.13 and the component definitions as used therein; and

              (xiv) the Borrower and its Subsidiaries may make advances and loans in the ordinary course of business to their respective customers, so long as (x) the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans or advances) shall not exceed $5,000,000 and (y) such customers utilize the proceeds thereof to acquire equipment used in their respective businesses.

              9.06 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                (i)   Dividends may be paid to the extent provided in Section
       9.03 or, at any time and to the extent that any Dividend is permitted to by paid by the Borrower to PCA Holdings pursuant to Section 9.03(vii), the Borrower may in lieu of paying the amounts permitted to be paid in the form of Dividends pursuant to said Section, pay such amounts to PCA Holdings pursuant to the PCA Holdings Service Agreement, so long as all proceeds of such payments are used by PCA Holdings to make the payments which would be required to be made by it if such amounts had been paid as Dividends pursuant to, and in accordance with the requirements of,
       Section 9.03(vii); PROVIDED that such payments shall be alternative to and not duplicative of any Dividends paid (and permitted to be paid) pursuant to said Section;

               (ii) loans may be made and other transactions may be entered into between the Borrower and its Subsidiaries to the extent permitted by Sections 9.04 and 9.05;

              (iii) so long as no Default or Event of Default is then in existence or would result therefrom, the payment, on a quarterly basis, of management fees to MDP in an aggregate amount not to exceed $500,000 in any fiscal quarter of the Borrower pursuant to, and in accordance with the terms of, the MDP Management Agreement; PROVIDED that if during any fiscal quarter of the Borrower, a Default or Event of Default is in existence and such management fees cannot be paid as provided above, such fees shall continue to accrue and may be paid at such time as all Defaults and Events of Default have been cured or waived and so long as no Default or Event of Default will exist immediately after giving effect to the payment thereof;

               (iv) customary fees to non-officer directors of the Borrower and its Subsidiaries;

                (v) the payment on the Initial Borrowing Date of one time consulting and advisory fees to MDP in an aggregate amount not to exceed $15,000,000;

               (vi) the reimbursement of MDP for its reasonable out-of-pocket expenses incurred in connection with performing management services to the Borrower and its Subsidiaries under the MDP Management Agreement;

              (vii) transactions may be entered into between the Borrower and the Subsidiary Guarantors to the extent permitted by this Agreement; and

              (viii) transactions between the Borrower or any of its Subsidiaries and Tenneco and its Subsidiaries as contemplated by the Contribution Agreement and the Purchase Supply Agreements (each as in effect on the Effective Date).

In no event shall any management, consulting or similar fees be paid or payable by the Borrower or any of its Subsidiaries to any Person except as specifically provided in this Section 9.06.

              9.07 CAPITAL EXPENDITURES. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year set forth below, the Borrower and its Subsidiaries may make Capital Expenditures, so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year set forth below the amount set forth opposite such fiscal year below:

                      Fiscal Year Ending                Amount
                      ------------------                ------
                      December 31, 1999                 $135,000,000
                      December 31, 2000                 $135,000,000
                      December 31, 2001                 $140,000,000
                      December 31, 2002                 $145,000,000
                      December 31, 2003                 $150,000,000
                      December 31, 2004                 $155,000,000
                      December 31, 2005                 $160,000,000
                      December 31, 2006                 $160,000,000
                      December 31, 2007                 $160,000,000
                      December 31, 2008                 $160,000,000

              (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess (the "ROLLOVER AMOUNT") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years of the Borrower; PROVIDED that in no event shall the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year pursuant to Section 9.07(a) and this
Section 9.07(b) exceed $250,000,000.

              (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with Net Asset Sale Proceeds to the extent such Net Asset Sale Proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(g) and such proceeds are reinvested as required by said Section.

              (d) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) consisting of the reinvestment of Net

Insurance/Condemnation Proceeds not required to be applied to prepay Term Loans pursuant to Section 4.02(h).

              (e) Notwithstanding the foregoing, (x) the Borrower and its Wholly-Owned Domestic Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) constituting Permitted Acquisitions effected in accordance with the requirements of Section 9.02(xiii) and (y) on each date during a fiscal year in which the Available Permitted Acquisition Basket Amount is utilized to make a Permitted Acquisition pursuant to Section 8.13(iv)(y), the amount so utilized shall be applied on a dollar for dollar basis to reduce the amount of Capital Expenditures permitted under Section 9.07(a) for the fiscal year in which such date occurs.

              9.08 CONSOLIDATED INTEREST COVERAGE RATIO. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

               Fiscal Quarter Ended                Ratio
               --------------------                -----
               September 30, 1999                  1.50:1.0
               December 31, 1999                   1.50:1.0

               March 31, 2000                      1.50:1.0
               June 30, 2000                       1.50:1.0
               September 30, 2000                  1.60:1.0
               December 31, 2000                   1.60:1.0

               March 31, 2001                      1.75:1.0
               June 30, 2001                       1.75:1.0
               September 30, 2001                  2.00:1.0
               December 31, 2001                   2.00:1.0

               March 31, 2002                      2.00:1.0
               June 30, 2002                       2.00:1.0
               September 30, 2002                  2.00:1.0
               December 31, 2002                   2.00:1.0

               March 31, 2003                      2.25:1.0
               June 30, 2003                       2.25:1.0
               September 30, 2003                  2.25:1.0
               December 31, 2003                   2.25:1.0

               March 31, 2004                      2.25:1.0
               June 30, 2004                       2.25:1.0
               September 30, 2004                  2.25:1.0
               December 31, 2004                   2.25:1.0


                                       -93-


               Fiscal Quarter Ended                Ratio
               --------------------                -----
               March 31, 2005 and                  2.50:1.0
                  each Fiscal Quarter thereafter

              9.09 MAXIMUM LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter Ended                 Ratio
               --------------------                 -----
                September 30, 1999                  6.75:1.0
                December 31, 1999                   6.75:1.0

                March 31, 2000                      6.75:1.0
                June 30, 2000                       6.50:1.0
                September 30, 2000                  6.50:1.0
                December 31, 2000                   6.25:1.0

                March 31, 2001                      6.25:1.0
                June 30, 2001                       6.00:1.0
                September 30, 2001                  5.75:1.0
                December 31, 2001                   5.75:1.0

                March 31, 2002                      5.50:1.0
                June 30, 2002                       5.25:1.0
                September 30, 2002                  5.25:1.0
                December 31, 2002                   5.00:1.0

                March 31, 2003                      5.00:1.0
                June 30, 2003                       5.00:1.0
                September 30, 2003                  5.00:1.0
                December 31, 2003                   4.75:1.0

                March 31, 2004                      4.75:1.0
                June 30, 2004                       4.75:1.0
                September 30, 2004                  4.50:1.0
                December 31, 2004                   4.50:1.0

                March 31, 2005                      4.25:1.0
                June 30, 2005                       4.25:1.0
                September 30, 2005                  4.25:1.0
                December 31, 2005                   4.25:1.0

                March 31, 2006 and each             4.00:1.0


                                      -94-



               Fiscal Quarter Ended                Ratio
               --------------------                -----
                  Fiscal Quarter thereafter

Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 9.09 shall be made on a PRO FORMA Basis.

              9.10 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth at any time during any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

               Fiscal Quarter Ended              Minimum Consolidated Net Worth
               --------------------              ------------------------------
               June 30, 1999                     $315,000,000
               September 30, 1999                $325,000,000
               December 31, 1999                 $325,000,000

               March 31, 2000                    $325,000,000
               June 30, 2000                     $325,000,000
               September 30, 2000                $325,000,000
               December 31, 2000                 $350,000,000

               March 31, 2001                    $350,000,000
               June 30, 2001                     $350,000,000
               September 30, 2001                $350,000,000
               December 31, 2001                 $400,000,000

               March 31, 2002                    $400,000,000
               June 30, 2002                     $400,000,000
               September 30, 2002                $400,000,000
               December 31, 2002                 $450,000,000

               March 31, 2003                    $450,000,000
               June 30, 2003                     $450,000,000
               September 30, 2003                $450,000,000
               December 31, 2003                 $490,000,000

               March 31, 2004                    $490,000,000
               June 30, 2004                     $490,000,000
               September 30, 2004                $490,000,000
               December 31, 2004                 $540,000,000

               March 31, 2005                    $540,000,000
               June 30, 2005                     $540,000,000
               September 30, 2005                $540,000,000


                                      -95-


               December 31, 2005                 $590,000,000

               March 31, 2006                    $590,000,000
               June 30, 2006                     $590,000,000
               September 30, 2006                $590,000,000
               December 31, 2006                 $640,000,000

               March 31, 2007                    $640,000,000
               June 30, 2007                     $640,000,000
               September 30, 2007                $640,000,000
               December 31, 2007                 $690,000,000

               March 31, 2008                    $690,000,000

              9.11 LIMITATION ON MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (i) amend or modify, or permit the amendment or modification of, any provision of any Borrower PIK Preferred Stock Document, any Subordinated Promissory Notes Document or any Senior Subordinated Notes Document or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto,
(ii) amend or modify, or permit the amendment or modification of, any provision of any Existing Indebtedness, any Permitted Debt or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto other than any amendments or modifications thereto which (A) do not make any material term or condition thereof more restrictive than previously existing terms and conditions with respect thereto, (B) do not in any way materially adversely affect the interest of the Lenders and (C) do not increase the interest rates applicable thereunder, reduce the maturity date thereunder or change any subordination provision thereof from those in effect immediately prior to such amendment or modification, (iii) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto monies or securities before due for the purpose of paying when due) or exchange of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Subordinated Promissory Note, any Senior Subordinated Note or any Existing Indebtedness; PROVIDED that (x) the Borrower may exchange the Senior Subordinated Notes for Exchange Senior Subordinated Notes issued as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes, (y) so long as no Default or Event of Default is then in existence or would result therefrom, the Borrower may and its Subsidiaries may make such payments and prepayments in connection with Existing Indebtedness and (z) so long as the Timberlands Disposition Recapture/Restricted Payments Requirements are satisfied at the time of the consummation of the respective sale of Timberland Properties pursuant to the Timberlands Dispositions, the Borrower may utilize proceeds from the Timberlands Dispositions in an aggregate amount not to exceed the Excluded Timberlands Disposition Proceeds to repurchase or otherwise redeem Senior Subordinated Notes in an aggregate principal amount not to exceed the remainder of (x) the Excluded Timberlands

Disposition Proceeds LESS (y) the sum of (I) the aggregate liquidation preference of all Borrower PIK Preferred Stock redeemed pursuant to Section 9.03(ix) and all accrued and unpaid dividends thereon and all redemption premiums in respect thereof, if any, PLUS (II) the aggregate amount of cash Dividends paid with respect to Borrower Common Stock pursuant to Section 9.03(ix), if any, (iv) amend or modify, or permit the amendment or modification of any Contribution Document, any Common Equity Financing Document, the PCA Holdings Service Agreement or any Management Agreement (including, without limitation, the MDP Management Agreement), except for amendments or modifications which are not in any way materially adverse to the interests of the Lenders and do not involve the payment by the Borrower or any of its Subsidiaries of any amounts which could give rise to a violation of this Agreement or result in the Borrower or any of its Subsidiaries incurring any additional liability or monetary obligations not permitted under this Agreement, (v) amend, modify or change its Certificate of Incorporation (except as contemplated by the Shareholders' Agreement as in effect on the Initial Borrowing Date) (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws (or equivalent organizational documents) or any agreement entered into by it, with respect to its capital stock (or equivalent interests) (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (v) or any such new agreements pursuant to this clause (v) which do not in any way materially adversely affect the interests of the Lenders or which may be required to issue new capital stock permitted to be issued pursuant to Section 9.13 or (vi) at any time after the Permitted Receivables Facility Transaction Date, amend or modify, or permit the amendment or modification of, any provision of any Permitted Receivables Facility Document, except as permitted by the definition thereof.

              9.12 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (c) transfer any of its properties or assets to the Borrower or any of the Borrower's Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business, (v) the Senior Subordinated Notes Documents, (vi) the Subordinated Promissory Notes Documents,
(vii) customary provisions restricting the transfer of assets subject to Liens permitted under Sections 9.01(vii), (viii) any Permitted Receivables Facility Document, (ix) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 9.05 or a Permitted Acquisition effected in accordance with
Section 8.14, PROVIDED that the restrictions applicable to the respective such Joint Venture are not made worse, or more burdensome, from the perspective of the Borrower and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective

Investment or Permitted Acquisition, (x) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition and (xi) the Borrower PIK Preferred Stock Documents.

              9.13 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The Borrower will not issue any Disqualified Stock (other than Borrower PIK Preferred Stock issued in accordance with the requirements of Section 5.06, the issuance of shares of Borrower PIK Preferred Stock in payment of regularly accruing dividends on theretofore outstanding shares of Borrower PIK Preferred Stock and the issuance of Exchange Borrower PIK Preferred Stock in exchange for Borrower PIK Preferred Stock as contemplated in the definition of Borrower PIK Preferred Stock and consistent with the requirements of the definition of Exchange Borrower PIK Preferred Stock).

              (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) in the case of Foreign Subsidiaries of the Borrower, to qualify directors to the extent required by applicable law, and (iv) Subsidiaries of the Borrower formed after the Contribution Effective Time pursuant to Section 9.14 may issue capital stock to the Borrower or the respective Subsidiary of the Borrower which is to own such stock in accordance with the requirements of Section 8.11. All capital stock issued in accordance with this Section 9.13(b) shall, to the extent required by the Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to the Pledge Agreement.

              9.14  LIMITATION ON CREATION OF SUBSIDIARIES AND JOINT
VENTURES. (a) The Borrower shall not establish, create or acquire any additional Subsidiaries (other than Joint Ventures permitted to be established in accordance with the requirements of Section 9.05(xii)) without the prior written consent of the Required Lenders; PROVIDED that the Borrower may establish or create one or more Wholly-Owned Subsidiaries of the Borrower without such consent so long as (i) 100% of the capital stock of any new Domestic Subsidiary (or all capital stock of any new Foreign Subsidiary which is owned by any Credit Party, except that, subject to the provisions of Section 8.14, not more than 66 2/3% of the voting stock of any such Foreign Subsidiary shall be required to be so pledged) is upon the creation, establishment or acquisition of any such new Subsidiary pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement and
(ii) upon the creation or establishment of any such new Domestic Subsidiary, such Domestic Subsidiary (other than the Receivables Entity) executes the Additional Security Documents and guaranty required to be executed by it in accordance with Section 8.11.

              (b) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any Joint Venture, except to the extent permitted by Section 9.05(xii).

              9.15 BUSINESS. (a) The Borrower will not, and will not permit any of its Subsidiaries to, engage directly or indirectly in any lines of business other than a Permitted Business.

              (b) Notwithstanding anything to the contrary contained in this Agreement, the Receivables Entity will not engage in any business other than purchasing Permitted Receivables Facility Assets from the Receivables Sellers and the related transactions pursuant to the terms of the Permitted Receivables Facility Documents.

              9.16 DESIGNATED SENIOR DEBT. The Borrower will not, and will not permit any of its Subsidiaries to (i) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for purposes of, and as defined in, the Senior Subordinated Notes Indenture or (ii) designate any documents with respect to any Indebtedness (other than this Agreement) as the "Credit Agreement" as defined in the Senior Subordinated Notes Indenture for purposes of the receipt of notices by the Administrative Agent, and delivery of blockage notices pursuant to the subordination provisions of the Senior Subordinated Notes Documents.

              SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each, an "EVENT OF DEFAULT"):

              10.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document; or

              10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any PCA Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

              10.03 COVENANTS. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i), 8.08, 8.11 (within the time periods specified in Section 8.11(h)), or 8.13 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any of the Lenders; or

              10.04 DEFAULT UNDER OTHER AGREEMENTS. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or (b) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, PROVIDED that it shall not be a Default or Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (a) and (b) is at least $10,000,000; or

              10.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against the Borrower or any of their respective Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

              10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063,
4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975
of the Code or on account of a group health plan (as defined in Section
607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower, or any of its Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans a "default"," within the meaning of
Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a
"Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan;
(b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required
Lenders, has had, or would reasonably be expected to have, a Material Adverse Effect; or

              10.07 SECURITY DOCUMENTS. At any time after the execution and delivery thereof any of the Security Documents (other than at any time after the termination thereof in accordance with its terms, the TPI Security Agreement) shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period (if any) specifically applicable thereto pursuant to the terms of such Security Document; or

              10.08 GUARANTIES. Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor (except in the case (x) such Guarantor is no longer a Subsidiary by virtue of a liquidation, sale, merger or consolidation permitted by Section 9.02 or (y) of the Tenneco Guaranty, upon the termination thereof in accordance with its terms), or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the relevant Guaranty; or

              10.09 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments to the extent not covered by insurance exceeds $10,000,000; or

              10.10  CHANGE OF CONTROL.  A Change of Control Event shall occur;
or

              10.11 PERMITTED RECEIVABLES FACILITY. At any time after the Permitted Receivables Facility Transaction Date, an early amortization event under the Permitted Receivables Facility Documents or any event permitting any Person party to the Permitted Receivables Facility Documents to effect an early termination of the Permitted Receivables Facility (or portion thereof) shall have occurred and be continuing;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (PROVIDED that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; (iv) direct the Borrower (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

              SECTION 11.  DEFINITIONS AND ACCOUNTING TERMS.

              11.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              "ADDITIONAL COLLATERAL" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to
Section 8.11.

              "ADDITIONAL MORTGAGE" shall have the meaning provided in Section 8.11(a).

              "ADDITIONAL MORTGAGED PROPERTY" shall have the meaning provided in
Section 8.11(a).

              "ADDITIONAL SECURITY DOCUMENTS" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.11 with respect to Additional Collateral.

              "ADJUSTED CONSOLIDATED NET INCOME" for any period shall mean Consolidated Net Income for such period and without giving effect to any gains or losses from sales of assets other than inventory sold in the ordinary course of business plus, without duplication, (i) the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, depletion, deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period LESS (ii) all net non-cash gains included in arriving at Consolidated Net Income for such period. For purposes of the foregoing, accrued accounts receivable and accrued payables and other similar working capital items shall not be considered to be non-cash charges or gains.

              "ADJUSTED CONSOLIDATED WORKING CAPITAL" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

              "ADJUSTED PERCENTAGE" shall mean (x) at a time when no Lender Default exists, for each Lender, such Lender's Percentage and (y) at a time when a Lender Default exists (i) for each Lender that is a Defaulting Lender, zero and (ii) for each Lender that is a Non-Defaulting Lender, the percentage determined by dividing such Lender's Revolving Loan Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, PROVIDED that (A) no Lender's Adjusted Percentage shall change upon the occurrence of a Lender Default from that in effect immediately prior to such Lender Default if after giving effect to such Lender Default, and any repayment of Revolving Loans and Swingline Loans at such time pursuant to
Section 4.02(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Revolving Loans of all Non-Defaulting Lenders plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Lender Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Lender Default on which the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Lenders plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Lender's Adjusted Percentage is changed pursuant to the preceding clause (B) and
(ii) any repayment of such Lender's Revolving Loans, or of

Unpaid Drawings with respect to Letters of Credit or of Swingline Loans, that were made during the period commencing after the date of the relevant Lender Default and ending on the date of such change to its Adjusted Percentage must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Lender's Adjusted Percentage effected pursuant to said clause
(B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Lender plus such Lender's new Adjusted Percentage of the outstanding principal amount of Swingline Loans and of Letter of Credit Outstandings equaling such Lender's Revolving Loan Commitment at such time.

              "ADJUSTED TOTAL AVAILABLE REVOLVING LOAN COMMITMENT" shall mean at any time the Adjusted Total Revolving Loan Commitment less the Blocked Commitment.

              "ADJUSTED TOTAL REVOLVING LOAN COMMITMENT" shall mean at any time the Total Revolving Loan Commitment LESS the aggregate Revolving Loan Commitments of all Defaulting Lenders.

              "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

              "AFFILIATE" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; PROVIDED, HOWEVER, that for purposes of Section 9.06, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 10% of any class of the capital stock of the Borrower and any officer or director of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

              "AGENTS" shall mean and include the Administrative Agent and the Syndication Agent.

              "AGREEMENT" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

              "APPLICABLE EXCESS CASH FLOW PERCENTAGE" shall mean, with respect to any Excess Cash Flow Payment Date, 75%; PROVIDED that so long as no Default or Event of Default is then in existence, if on the last day of the relevant Excess Cash Flow Payment Period, the Leverage Ratio for (and as calculated on the last day of ) the Test Period then ended is less than 4.0:1.0, then the Applicable Excess Cash Flow Percentage shall instead be 50%.

              "APPLICABLE MARGIN" shall mean a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as (x) Base Rate Loans, 1.75% and (y)

Eurodollar Loans, 2.75%, (ii) in the case of Tranche B Term Loans maintained as (x) Base Rate Loans, 2.25% and (y) Eurodollar Loans, 3.25%, (iii) in the case of Tranche C Term Loans maintained as (x) Base Rate Loans, 2.50% and (y) Eurodollar Loans, 3.50%, and (iv) in the case of the Commitment Commission, 0.50%. In the case of the Applicable Margins for Tranche A Term Loans, Revolving Loans and the Commitment Commission (the "ADJUSTABLE APPLICABLE MARGINS"), from and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin than that described in the immediately preceding sentence (each, a "START DATE") to and including the applicable End Date described below, the Adjustable Applicable Margins shall be that set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

                      APPLICABLE MARGIN   APPLICABLE MARGIN
                       FOR EURODOLLAR       FOR BASE RATE
                       TRANCHE A TERM      TRANCHE A TERM    APPLICABLE MARGIN
      LEVERAGE            LOANS AND           LOANS AND        FOR COMMITMENT
       RATIO           REVOLVING LOANS     REVOLVING LOANS       COMMISSION
-------------------------------------------------------------------------------
 greater than or
 equal to
 4.50:1.00                  2.75%               1.75%              0.50%
-------------------------------------------------------------------------------
 less than
 4.50:1:00 but
 greater than or            2.50%               1.50%              0.50%
 equal to
 4.00:1.00
-------------------------------------------------------------------------------
 less than
 4.00:1.00 but
 greater than or            2.25%               1.25%              0.50%
 equal to
 3.50:1.00
-------------------------------------------------------------------------------
 less than
 3.50:1.00 but
 greater than or            2.00%               1.00%              0.375%
 equal to
 3.00:1.00
-------------------------------------------------------------------------------
 less than
 3.00:1.00
                            1.75%               0.75%              0.375%
-------------------------------------------------------------------------------

The Leverage Ratio shall be determined based on the delivery of a certificate of the Borrower by an Authorized Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any fiscal quarter of Borrower, which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); PROVIDED that at the time of the consummation of any Permitted Acquisition, an Authorized Officer of the Borrower shall deliver to the Administrative Agent a certificate setting forth the calculation of the Leverage Ratio on a PRO FORMA Basis as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(a) or (b), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentence) shall be based upon the Leverage Ratio as so calculated. The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Permitted Acquisition is consummated or (z) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "END DATE"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins (and thus commencing a new Start Date), the Adjustable Applicable Margins shall be those described in the first sentence of this definition above. Notwithstanding anything to the contrary contained above in this definition, (x) the Applicable Margins shall be those described in the first sentence of this definition above at all times during which there shall exist any Default or Event of Default and (y) prior to the date of delivery of the financial statements pursuant to Section 8.01(b) for the fiscal year ended December 31, 1999, the Applicable Margins shall be those described in the first sentence of this definition.

              "ASSET SALE" shall mean the sale by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Wholly-Owned Subsidiaries of (i) any of the stock of any of the Borrower's Subsidiaries,
(ii) substantially all of the assets of any division or line of business of the Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of the Borrower or any of its Subsidiaries (other than any such other assets to the extent that the aggregate fair market value of such assets (at the time of sale thereof) sold in any single transaction or related series of transactions is equal to $2,500,000 or less); PROVIDED, HOWEVER, that (x) Asset Sales shall not include (1) any sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (2) any sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged, (3) the leasing (pursuant to operating leases in the ordinary course of business) or licensing of real or personal property, including intellectual property, (4) disposals of obsolete, uneconomical, negligible, worn out or surplus property in the ordinary course of business or (5) the Contribution and (y) Asset Sales shall in any event include (1) sales of assets pursuant to a Permitted Sale-Leaseback Transaction and (2) Timberlands Dispositions.

              "ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

              "ATTRIBUTED RECEIVABLES FACILITY INDEBTEDNESS" at any time shall mean the principal amount of Indebtedness which would be outstanding at such time under the Permitted Receivables Facility if same were structured as a secured lending agreement rather than a purchase agreement.

              "AUTHORIZED OFFICER" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion, Letter of Credit Requests and similar notices, and delivering financial information and officer's certificates pursuant to this Agreement, the chief operating officer, any treasurer or other financial officer of the Borrower and (ii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the Borrower, in each case to the extent reasonably acceptable to the Administrative Agent.

              "AVAILABLE J.V. BASKET AMOUNT" shall mean, on any date of determination, an amount equal to the sum (without duplication) of (i) $25,000,000 MINUS (ii) the aggregate amount of Investments made (including for such purpose the fair market value of any assets contributed to any Joint Venture (as determined in good faith by senior management of the Borrower), net of Indebtedness assigned to, and assumed by, the respective Joint Venture in connection therewith) pursuant to Section 9.05(xii) after the Effective Date, MINUS (iii) the aggregate amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture for which the Borrower or any of its Subsidiaries (other than the respective Joint Venture) is liable on such date of determination, MINUS (iv) all payments made by the Borrower or any of its Subsidiaries (other than the respective Joint Venture) in respect of Indebtedness or other obligations of the respective Joint Venture (including, without limitation, payments in respect of obligations described in preceding clause (iii)) after the Effective Date minus
(v) that portion of the Maximum Permitted Consideration in respect of any Permitted Acquisition that is attributable to the acquisition of a Joint Venture pursuant to such Permitted Acquisition, PLUS (vi) the amount of any increase to the Available J.V. Basket Amount made after the Effective Date in accordance with the provisions of Section 9.05(xii).

              "AVAILABLE PERMITTED ACQUISITION BASKET AMOUNT" shall mean on any date of the determination thereof during any fiscal year the lesser of (i) the unutilized permitted amounts of Capital Expenditures under Section 9.07(a) during the fiscal year in which such date of determination occurs (after taking into account all Capital Expenditures made pursuant to clause (a) and clause (b) of Section 9.07 during such period and assuming that clause (b) is utilized to the maximum extent permissible during the respective fiscal year prior to the utilization of clause (a)), such unutilized amount to be determined on the date of determination and (ii) 25% of the maximum amount of Capital Expenditures permitted to be made under Section 9.07(a) during such fiscal year.

              "AVAILABLE REVOLVING LOAN COMMITMENT" of any Lender at any time shall mean its Percentage of the Total Available Revolving Loan Commitment at such time.

              "BANK CREDIT AGREEMENT ASSIGNMENT AND ASSUMPTION AGREEMENT" shall have the meaning provided in Section 5.19.

              "BANKRUPTCY CODE" shall have the meaning provided in Section
10.05.

              "BASE RATE" shall mean for any day, a rate of interest per annum equal to the higher of (i) the Prime Lending Rate for such day and (ii) the sum of the Federal Funds Rate for such day plus 1/2 of 1% per annum.

              "BASE RATE LOAN" shall mean (i) each Swingline Loan and (ii) each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

              "BENEFICIAL OWNER" shall have the meaning provided in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

              "BLOCKED COMMITMENT" shall mean, on any date of determination, zero PLUS (i) the aggregate principal amount of Revolving Loans prepaid pursuant to Section 4.02(p) on or prior to such date in lieu of the deposit of amounts in the Cash Collateral Account pursuant to said Section LESS (ii) the aggregate amount specified by the Borrower in an officers' certificate or certificates delivered to the Administrative Agent on or prior to such date as having been paid (or which will be paid with the proceeds of Revolving Loans being incurred on the date of delivery of such officer's certificate) in connection with the purchase of Eligible Assets, investments in Converting Plants or the replacement or restoration of the respective properties or assets giving rise to the receipt of Net Insurance/Condemnation Proceeds which resulted in such prepayment of Revolving Loans, as the case may be, LESS (iii) the aggregate amount specified by the Borrower in an officers' certificate or certificates delivered to the Administrative Agent on or prior to such date as being the aggregate principal amount of the Term Loans which have been paid (or which will be paid with the proceeds of Revolving Loans being incurred on the date of delivery of such officers' certificate) by reason of the application of the second proviso to
Section 4.02(g) or the second proviso to Section 4.02(h), as the case may be, in each case to the extent the Total Revolving Loan Commitment was blocked pursuant to Section 4.02(p) by reason of the receipt of the related Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, as the case may be.

              "BORROWER" shall mean (i) at any time prior to the Contribution Effective Time, TPI and (ii) at any time after Contribution Effective Time, PCA.

              "BORROWER COMMON STOCK" shall have the meaning provided in Section 7B.14.

              "BORROWER PIK PREFERRED STOCK" shall mean the pay-in-kind Preferred Stock of the Borrower, $.01 par value per share, issued by the Borrower pursuant to the Borrower Preferred Stock Documents as contemplated by
Section 5.06. As used herein, the term "Borrower PIK Preferred Stock" shall include any Exchange Borrower PIK Preferred Stock issued in exchange for theretofore outstanding Borrower PIK Preferred Stock, as contemplated by the Offering Memorandum, dated as of March 30, 1999, and the definition of Exchange Borrower PIK Preferred Stock.

               "BORROWER PREFERRED STOCK DOCUMENTS" shall mean the documents executed and delivered with respect to the Borrower PIK Preferred Stock.

              "BORROWING" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders (other than any Lender which has not funded its share of a Borrowing in accordance with this Agreement) having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans. It is understood that there may be more than one Borrowing outstanding pursuant to a given Tranche.

              "BT ALEX. BROWN" shall mean BT Alex. Brown Incorporated, in its individual capacity, and any successor thereto.

              "BTCO" shall mean Bankers Trust Company in its individual capacity and any successor thereto.

              "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York, New York a legal or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between Lenders in the New York interbank Eurodollar market.

              "CALCULATION DATE" shall mean the date of the respective Permitted Acquisition, incurrence, assumption or issuance of Indebtedness, repayment of Indebtedness, payment of Dividends, or other event, as the case may be, which gives rise to the requirement to calculate compliance with the financial covenants under this Agreement on a PRO FORMA Basis.

              "CALCULATION PERIOD" shall mean the Test Period (taken as one accounting period) most recently ended prior to a given Calculation Date.

              "CAPITAL EXPENDITURES" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of Capitalized Lease Obligations incurred by such Person.

              "CAPITALIZED LEASE OBLIGATIONS" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

              "CASH COLLATERAL ACCOUNT" shall have the meaning provided in
Section 4.02(p).

              "CASH EQUIVALENTS" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof or the District of Columbia having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

              "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 ET SEQ.

              "CHANGE OF CONTROL EVENT" shall mean, (I) at any time prior to the consummation of a Qualified IPO, (a) MDP Group shall cease to own on a fully diluted basis in the aggregate at least 35% of the outstanding Voting Stock of PCA or (b) any "person" or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than MDP Group, shall have obtained the power (whether or not exercised) to appoint or elect 50% or more of PCA's directors or (c) unless and until TPI and its Affiliates cease to own on a fully diluted basis in the aggregate at least 17.5% of the Voting Stock of PCA and as a result thereof the Shareholders' Agreement has terminated, MDP Group shall cease to have the right to appoint at least 50% of the directors of PCA (excluding for purposes of any determination pursuant to this clause (I)(c) up to two additional directors appointed by holders of Borrower PIK Preferred Stock pursuant to the terms of the Borrower PIK Preferred Stock Documents), (II) at any time after a Qualified IPO, any "person" or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Principals and their Related Parties, shall have acquired Beneficial Ownership, directly or indirectly, of a percentage of the outstanding Voting Stock of PCA that exceeds the percentage of such Voting Stock then Beneficially Owned, directly or indirectly, by MDP Group or
(III) at any time (I.E., whether before or after a Qualified IPO), (a) the Board of Directors of PCA shall cease to consist of a majority of Continuing Directors or (b) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Principals and their Related Parties or a Permitted Group, becomes the Beneficial Owner, directly or indirectly, of 50% or more of the Voting Stock of PCA, measured by voting power rather than number of shares; or (c) a "change of control" or similar event shall occur as provided in any Senior Subordinated Notes
Document, Subordinated Promissory Notes Document or Borrower PIK Preferred
Stock Document or in any Existing Indebtedness or Permitted Debt, to the extent the outstanding principal amount of such Existing Indebtedness or Permitted Debt exceeds $10,000,000.

              "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

              "CO-DOCUMENTATION AGENT" shall mean and include Goldman Sachs Credit Partners L.P. and The Chase Manhattan Bank.

              "CO-LEAD ARRANGER" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

              "COLLATERAL" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all PCA Security Agreement Collateral, all TPI Security Agreement Collateral, all Mortgaged Properties, all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10 hereof and all Additional Collateral, if any.

              "COLLATERAL AGENT" shall mean the Administrative Agent acting as
collateral    agent for the Secured Creditors pursuant to the Security
Documents.

              "COLLECTIVE BARGAINING AGREEMENTS" shall have the meaning provided in Section 5.05.

              "COMMITMENT" shall mean any of the commitments of any Lender, I.E., whether the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment or Revolving Loan Commitment.

              "COMMITMENT COMMISSION" shall have the meaning provided in Section 3.01(a).

              "COMMON EQUITY FINANCING DOCUMENTS" shall mean and include the Initial Common Equity Financing Documents and the Secondary Common Equity Financing Documents.

              "CONSOLIDATED CASH INTEREST EXPENSE" shall mean, for any period, the total consolidated cash interest expense of the Borrower and its Consolidated Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, (i) that portion of Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries representing the interest factor for such period, (ii) all Permitted Receivables Facility Financing Costs for such period and (iii) the amount of all cash Dividends on preferred stock of the Borrower and its Subsidiaries paid during such period, as reflected in the audited consolidated financial statements of the Borrower for its most recently completed fiscal year, which amounts described in preceding clause (iii) shall be treated as interest expense of the Borrower and its Subsidiaries for purposes of this definition regardless of the treatment of such amounts under GAAP, but excluding the amortization of any deferred financing costs and fees incurred in connection with this Agreement. For the avoidance of doubt, it is understood that Consolidated Cash Interest Expense shall not take into account any amount attributable to the treasury lock transaction entered into on behalf of PCA prior to the Initial Borrowing Date.

              "CONSOLIDATED CURRENT ASSETS" shall mean, at any time, the consolidated current assets of the Borrower and its Consolidated Subsidiaries.

              "CONSOLIDATED CURRENT LIABILITIES" shall mean, at any time, the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries at such time, but excluding (i) the current portion of any Indebtedness under this Agreement, of any Attributed Receivables Facility Indebtedness and of any other long-term Indebtedness which would otherwise be included therein, (ii) accrued but unpaid interest with respect to the Indebtedness and (iii) the current portion of Indebtedness constituting Capitalized Lease Obligations.

              "CONSOLIDATED EBIT" shall mean, for any period, the Consolidated Net Income for such period, before Consolidated Cash Interest Expense, non-cash interest expense and provision for taxes based on income (in each case to the extent deducted in determining Consolidated Net Income) and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

              "CONSOLIDATED EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles, depletion and depreciation, in each case that were deducted in arriving at Consolidated EBIT for such period.

              "CONSOLIDATED INDEBTEDNESS" shall mean, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans, all Capitalized Lease Obligations and all Letter of Credit Outstandings) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP plus, without duplication, the amount of all Attributed Receivables

Facility Indebtedness at such time; PROVIDED that Indebtedness outstanding pursuant to trade payables incurred in the ordinary course of business shall be excluded in determining Consolidated Indebtedness.

              "CONSOLIDATED INTEREST COVERAGE RATIO" shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period, provided that in the event such Test Period does not include four fiscal quarters, for purposes of determining the Consolidated Interest Coverage Ratio, Consolidated EBITDA and Consolidated Cash Interest Expense shall each be multiplied by four (if such Test Period is comprised of one fiscal quarter), two (if such Test period is comprised of two fiscal quarters) and 4/3 (if such Test Period is comprised of three fiscal quarters).

              "CONSOLIDATED NET INCOME" shall mean, for any period, the consolidated net after tax income of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP; PROVIDED that in any event and without duplication of any reduction to Consolidated Net Income in accordance with the requirements of GAAP, Consolidated Net Income shall be reduced by the amount of Dividends paid during the respective period pursuant to clause (vii) of Section 9.03; PROVIDED FURTHER that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income of any Person which is not a Wholly-Owned Subsidiary of the Borrower, except to the extent of the amount of any dividends or other distributions actually paid to the Borrower or any of its Wholly-Owned Subsidiaries during such period, (ii) except for determinations expressly required to be made on a PRO FORMA Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Wholly-Owned Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Wholly-Owned Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

              "CONSOLIDATED NET WORTH" shall mean at any date (i) the sum of all amounts which, in conformity with GAAP, would be included under the caption "redeemable preferred stock" and "total stockholders' equity" (or like captions) on a consolidated balance sheet of the Borrower on and as at such date, LESS
(ii) the amount (if positive) by which the amounts described in clause (i) above determined on the Initial Borrowing Date (after giving effect to the consummation of the Transaction) (such amounts, the "CLOSING DATE NET WORTH") exceeds $397,780,000 PLUS (iii) the amount (if positive) by which $397,780,000 exceeds the Closing Date Net Worth PLUS (iv) the aggregate amount of cash Dividends (if any) paid by the Borrower pursuant to Section 9.03(ix) (including, without limitation, any amounts paid to redeem the Borrower PIK Preferred Stock) LESS (iv) any cash Dividends on the capital stock of the Borrower (other than Dividends included pursuant to clause (iii)) theretofore declared but not yet paid, but only to the extent not already deducted when determining the amount specified in clause (i).

              "CONSOLIDATED SUBSIDIARIES" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

              "CONTAINERBOARD BUSINESS" shall mean and include (i) the business of producing containerboard and corrugated packaging products (excluding folding carton and honeycomb paperboard-type products and retained real property as provided in the Contribution Agreement) as conducted by TPI on the Effective Date at four paper mills located at Counce, Tennessee, Valdosta, Georgia, Tomahawk, Wisconsin and Filer City, Michigan (the Mills), 67 box plants, three recycling facilities, four wood products facilities and certain timberlands and related facilities and (ii) all of the other assets and liabilities acquired by PCA from TPI pursuant to the Contribution (including, without limitation, the Contributed Assets and the Contributed Subsidiaries).

              "CONTAINERBOARD GROUP" shall have the meaning set forth in the footnotes to the audited financial statements described in Section 7B.05(a).

              "CONTINGENT OBLIGATION" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

              "CONTINUING DIRECTORS" shall mean, as of the date of determination, any member of the Board of Directors of the Borrower who:

              (1) was a member of such Board of Directors on the Effective Date; or

              (2) was nominated for election or elected to such Board of Directors either (a) with the approval of a majority of the Continuing Directors who were members of such

       Board at the time of such nomination or election or (b) pursuant to and in accordance with the terms of the Stockholders Agreement as in effect on the Effective Date.

              "CONTRIBUTED ASSETS" shall have the meaning provided such term in the Contribution Agreement.

              "CONTRIBUTED SUBSIDIARIES" shall have the meaning provided such term in the Contribution Agreement.

              "CONTRIBUTION" shall mean the contribution of the Containerboard Business by TPI to PCA pursuant to, and in accordance with the terms of, the Contribution Agreement, free and clear of (i) all Indebtedness (including the Indebtedness to be Refinanced) other than the Assumed Indebtedness (as such term is defined in the Contribution Agreement) and (ii) all Liens or encumbrances of any kind, other than Permitted Liens.

              "CONTRIBUTION AGREEMENT" shall mean Contribution Agreement, dated as of January 25, 1999 among TPI, PCA Holdings and PCA, as in effect on the Effective Date and as the same may be amended, modified or supplemented in accordance with the terms hereof and thereof.

              "CONTRIBUTION DOCUMENTS" shall mean the Contribution Agreement (including the exhibits and schedules thereto), the Bank Credit Agreement Assignment and Assumption Agreement, the Purchase Supply Agreement and all other documents and agreements entered into in connection with the Contribution.

              "CONTRIBUTION EFFECTIVE TIME" shall mean the time at which the Contribution becomes effective in accordance with the terms of the Contribution Agreement and the Exchange has been consummated.

              "CONVERTING PLANT" shall mean (i) plants that convert paper into corrugated sheets, (ii) plants that convert corrugated sheets into corrugated products, (iii) product design centers and (iv) plants that produce products that are related or ancillary to the foregoing; PROVIDED that a mill that produces paper shall not constitute a Converting Plant.

              "CREDIT DOCUMENTS" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document, the PCA Acknowledgement and Agreement, the Bank Credit Agreement Assignment and Assumption Agreement and each Guaranty and, after the execution and delivery thereof, each additional guaranty or security document executed pursuant to Section 8.11.

              "CREDIT EVENT" shall mean the making of any Loan or the issuance of any Letter of Credit.

              "CREDIT PARTY" shall mean (i) at any time prior to the Contribution Effective Time, each of Tenneco and TPI, (ii) PCA, (iii) each Subsidiary Guarantor and (iv) any other Subsidiary which at any time executes and delivers any Credit Document as required by this Agreement.

              "DEBT AGREEMENTS" shall have the meaning provided in Section 5.05.

              "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

              "DEFAULTING LENDER" shall mean any Lender with respect to which a Lender Default is in effect.

              "DISQUALIFIED STOCK" shall mean any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including a Change of Control Event), (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the Tranche C Term Loan Maturity Date, or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any capital stock referred to in (i) above, in each case at any time prior to the first anniversary of the Tranche C Term Loan Maturity Date.

              "DIVIDEND" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or members or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or membership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Effective Date (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock). Without limiting the foregoing, "DIVIDENDS" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

              "DOCUMENTS" shall mean the Credit Documents, the Senior Subordinated Notes Documents, the Borrower Preferred Stock Documents, the Subordinated Promissory Notes Documents, the Common Equity Financing Documents, the Contribution Documents and the Refinancing Documents and, on and after the Permitted Receivables Facility Transaction Date, the Permitted Receivables Facility Documents.

              "DOLLARS" and the sign "$" shall each mean lawful money of the United States.

              "DOMESTIC SUBSIDIARY" shall mean each Subsidiary of the Borrower that is incorporated or organized in the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

              "DOMESTIC WHOLLY-OWNED SUBSIDIARY" shall mean each Domestic Subsidiary which is a Wholly-Owned Subsidiary of the Borrower.

              "DRAWING" shall have the meaning provided in Section 2.04(b).

              "EFFECTIVE DATE" shall have the meaning provided in Section 13.10.

              "ELIGIBLE ASSETS" shall have the meaning provided in Section 4.02(g).

              "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Effective Date or other "accredited investor" (as defined in Regulation D of the Securities Act).

              "EMPLOYEE BENEFIT PLANS" shall have the meaning provided in
Section 5.05.

              "EMPLOYMENT AGREEMENT" shall have the meaning provided in Section 5.05.

              "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued or any approval given under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment on account of Hazardous Materials.

              "ENVIRONMENTAL LAW" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, legally binding and enforceable guideline, legally binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any legally binding and enforceable judicial or administrative order, consent decree or judgment, to the extent binding on the Borrower or any of its Subsidiaries, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; the Clean Air Act, 42 U.S.C.
Section 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 300(f) ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 ET SEQ.; the Emergency Planning and the Community Right-To-Know Act of 1986, 42 U.S.C.
Section 11001 ET SEQ.; the Hazardous Material Transportation Act, 49 U.S.C.
Section 5101 ET SEQ.; and the Occupational Safety and Health Act, 29 U.S.C.
Section 651 ET SEQ.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

              "ERISA AFFILIATE" shall mean each person (as defined in Section 3(9) of ERISA) which together with PCA or a Subsidiary of PCA would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

              "EURODOLLAR LOAN" shall mean each Loan (excluding Swingline Loans) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

              "EURODOLLAR RATE" shall mean (a) the arithmetic average (rounded upward to the nearest 1/100th of 1%) of the offered quotation to first-class banks in the New York interbank Eurodollar market determined by each Reference Lender for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Lender with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by
(b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if one or more of the Reference Lenders fail to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Lender or Reference Lenders.

              "EVENT OF DEFAULT" shall have the meaning provided in Section 10.

              "EXCESS CASH FLOW" shall mean, for any period, the remainder of
(a) the sum of (i) Adjusted Consolidated Net Income for such period, and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, MINUS (b) the sum of (i) the amount of (1) Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with Section 9.07 (but without giving effect to Capital Expenditures made pursuant to Section 9.07(c) and (d)), except for each such Capital Expenditure to the extent financed with the proceeds of Indebtedness or pursuant to Capitalized Lease Obligations PLUS (or MINUS if negative) (2) the Rollover Amount for such period to be carried forward to the next period LESS the Rollover Amount (if any) for the preceding period carried forward to the current period, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries (excluding
(1) payments with proceeds of asset sales and Net Insurance/Condemnation Proceeds, (2) payments with the proceeds of other Indebtedness or equity or equity contributions and (3) payments of Loans or other
Obligations, PROVIDED that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b), (c) or (d) (but not as a reduction to the amount of Scheduled Repayments pursuant to another provision of this Agreement) or (y) made as a voluntary prepayment pursuant to Section
4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (iii) the increase, if any, in Adjusted Consolidated
Working Capital from the first day to the last day of such period, (iv) the aggregate amount of cash dividends paid during such period in respect of the Borrower PIK Preferred Stock and (v) if the Excess Cash Flow for the immediately preceding Excess Cash Payment Period (after the application of this clause (v) in respect of such Excess Cash Payment Period) was negative, the amount of such negative Excess Cash Flow (expressed as a positive number).

              "EXCESS CASH PAYMENT DATE" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending on December 31, 1999).

              "EXCESS CASH PAYMENT PERIOD" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower (or, in the case of the first Excess Cash Payment Date, the period beginning on and including July 1, 1999 and to and including December 31, 1999).

              "EXCHANGE" shall mean the exchange of the Senior Subordinated Notes as payment in full for all amounts owing under the Subordinated Promissory Notes and the Subordinated Promissory Notes Documents immediately following the consummation of the Contribution.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              "EXCHANGE BORROWER PIK PREFERRED STOCK" shall mean pay-in-kind Preferred Stock of the Borrower which is substantially identical to the Borrower PIK Preferred Stock issued on or prior to the Initial Borrowing Date, which Exchange Borrower PIK Preferred Stock shall be issued pursuant to a registered exchange offer for the Borrower PIK Preferred Stock. In no event will the issuance of Exchange Borrower PIK Preferred Stock increase the aggregate liquidation preference of Borrower PIK Preferred Stock then outstanding or otherwise result in an increase in the dividend rate applicable to the Borrower PIK Preferred Stock.

              "EXCHANGE SENIOR SUBORDINATED NOTES" shall mean Senior Subordinated Notes which are substantially identical securities to the Senior Subordinated Notes issued on or prior to the Initial Borrowing Date, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated Notes Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

              "EXCLUDED PROCEEDS" shall mean and include (i) the Excluded Timberlands Disposition Proceeds, (ii) the Net Sale Proceeds from any Asset Sale pursuant to a Permitted Sale-Leaseback Transaction and (iii) the Net Sale Proceeds from the sale or disposition of a Converting Plant.

              "EXCLUDED TIMBERLANDS DISPOSITION PROCEEDS" shall have the meaning provided in Section 4.02(g).

              "EXCLUDED TIMBERLANDS PROCEEDS MAXIMUM AMOUNT" shall mean the sum of (i) $100,000,000 plus (ii) in the event that the Excluded Timberlands Disposition Proceeds are to be applied to redeem all outstanding Borrower PIK Preferred Stock during the three year period commencing on the Initial Borrowing Date, (x) the liquidation preference of Borrower PIK Preferred Stock issued as a regularly accruing dividend on outstanding shares of Borrower PIK Preferred Stock, (y) accrued and unpaid dividends on the Borrower PIK Preferred Stock and
(z) the redemption premium payable upon the redemption of the Borrower PIK Preferred Stock as provided in the Borrower Preferred Stock Documents.

              "EXISTING INDEBTEDNESS" shall have the meaning provided in Section 5.07(b).

              "FACING FEE" shall have the meaning provided in Section 3.01(c).

              "FEDERAL FUNDS RATE" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

              "FEES" shall mean all amounts payable pursuant to or referred to in Section 3.01.

              "FOREIGN BORROWING BASE AMOUNT" shall mean, at any time, the sum of (i) 85% of the book value of all accounts receivable of all Foreign Subsidiaries of the Borrower and (ii) 55% of the book value of all inventory of all Foreign Subsidiaries of the Borrower, in each case as reflected in the financial statements of such Foreign Subsidiaries for the fiscal quarter then last ended.

              "FOREIGN PENSION PLAN" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

              "FOREIGN SUBSIDIARY" shall mean each Subsidiary of the Borrower that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

              "FOREIGN SUBSIDIARY WORKING CAPITAL INDEBTEDNESS" shall have the meaning provided in Section 9.04(xii).

              "FOREIGN WHOLLY-OWNED SUBSIDIARY" as to any Person, shall mean each Wholly-Owned Subsidiary of such Person which is not a Domestic Subsidiary.

              "GAAP" shall have the meaning provided in Section 13.07(a).

              "GUARANTY" shall mean and include the Subsidiaries Guaranty, the Tenneco Guaranty and any other guaranty delivered pursuant to Section 8.11, 8.13 or 8.14.

              "HAZARDOUS MATERIALS" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, ureaformaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

              "INDEBTEDNESS" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect
of such letters of credit, (iii) all Indebtedness of the types        described
in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement and (viii) all Attributed Receivables Facility Indebtedness. Notwithstanding the foregoing, Indebtedness shall not include obligations under trade payables, accrued expenses and other current liabilities incurred by any person in accordance with its customary practices and in the ordinary course of business of such Person.

              "INDEBTEDNESS TO BE REFINANCED" shall have the meaning provided in
Section 7B.22(b).

              "INITIAL BORROWING DATE" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Term Loans hereunder occurs.

              "INITIAL COMMON EQUITY FINANCING DOCUMENTS" shall mean all of the agreements and documents governing, or relating to, the Initial Common Equity Issuance.

              "INITIAL COMMON EQUITY ISSUANCE" shall have the meaning provided in Section 5.06(a).

              "INITIAL PERMITTED RECEIVABLES FACILITY PROCEEDS" shall mean the amount of cash proceeds to be initially received by the Borrower and/or the other Receivables Sellers from the sale of Permitted Receivables Facility Assets to the Receivables Entity pursuant to the Permitted Receivables Facility; PROVIDED that the amount of such cash proceeds shall be at least 75% of the fair market value of the Permitted Receivables Facility Assets sold pursuant to the Permitted Receivables Facility (as determined in good faith by senior management of the Borrower).

              "INTEREST DETERMINATION DATE" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

              "INTEREST PERIOD" shall have the meaning provided in Section 1.09.

              "INTEREST RATE PROTECTION AGREEMENT" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

              "INVESTMENTS" shall have the meaning provided in Section 9.05.

              "ISSUING BANK" shall mean The First National Bank of Chicago and any Lender which at the request of the Borrower and with the consent of the Administrative Agent (which shall not be unreasonably withheld) agrees, in such Lender's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.

              "JOINT VENTURE" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary of the Borrower, (i) in which the Borrower or a Subsidiary of the Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (ii) which is engaged in a Permitted Business.

              "J.P. MORGAN" shall mean J.P. Morgan Securities Inc., in its individual capacity, and any successor thereto.

              "L/C SUPPORTABLE INDEBTEDNESS" shall mean (i) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the

Administrative Agent and the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

              "LEASEHOLDS" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

              "LENDER" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "LENDER" hereunder pursuant to 13.04(b).

              "LENDER DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(d), 1.01(f) or Section 2, in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

              "LETTER OF CREDIT" shall have the meaning provided in Section 2.01(a).

              "LETTER OF CREDIT FEE" shall have the meaning provided in Section 3.01(b).

              "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

              "LETTER OF CREDIT REQUEST" shall have the meaning provided in
Section 2.02(a).

              "LEVERAGE RATIO" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period then last ended, PROVIDED that in the event such Test Period does not include four fiscal quarters, for purposes of determining the Leverage Ratio Consolidated EBITDA shall be multiplied by four (if such Test Period is comprised of one fiscal quarter), two (if such Test Period is comprised of two fiscal quarters) and 4/3 (if such Test Period is comprised of three fiscal quarters).

              "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

              "LOAN" shall mean each Tranche A Term Loan, each Tranche B Term Loan, each Tranche C Term Loan, each Revolving Loan and each Swingline Loan.

              "MAJORITY LENDERS" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

              "MANAGEMENT AGREEMENTS" shall have the meaning provided in Section 5.05.

              "MANAGEMENT PARTICIPANTS" shall mean certain members of management of the Borrower acceptable to the Agents.

              "MANDATORY BORROWING" shall have the meaning provided in Section 1.01(f).

              "MARGIN STOCK" shall have the meaning provided in Regulation U.

              "MATERIAL ADVERSE EFFECT" shall mean (i) for purposes of any condition precedent contained in Section 5 or 6 to be satisfied on, or any representation or warranty contained in Sections 7A or 7B to be made on, the Initial Borrowing Date, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of (x) at any time prior to the Contribution Effective Time, the Containerboard Business or (y) thereafter, the Borrower and its Subsidiaries taken as a whole and (ii) for all other purposes of this Agreement, a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

              "MATERIAL CONTRACTS" shall have the meaning provided in Section 5.05.

              "MATURITY DATE" shall mean, with respect to any Tranche of Loans, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Tranche C Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

              "MAXIMUM PERMITTED CONSIDERATION" shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the fair market value of the Borrower Common Stock (based on (x) the closing trading price of the Borrower Common Stock on the date of such Permitted Acquisition on the stock exchange on which the Borrower Common Stock is listed or (y) if the Borrower Common Stock is not so listed, the good faith determination of senior management of the Borrower) issued as consideration in connection with such Permitted Acquisition, (ii) the aggregate principal amount of Permitted Acquired Debt acquired or assumed by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, (iii) the aggregate principal amount of all cash paid by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition (including payments of fees and costs and expenses in connection therewith), (iv) the aggregate principal amount of all other Indebtedness assumed, incurred and/or issued in connection with such Permitted Acquisition to the extent permitted by Section 9.04 and (v) the fair market value (determined in good faith by senior management of the Borrower) of all other consideration payable in connection with such Permitted Acquisition.

              "MAXIMUM SWINGLINE AMOUNT" shall mean $20,000,000.

              "MDP" shall mean Madison Dearborn Partners, LLC.

              "MDP GROUP" shall mean PCA Holdings LLC, Madison Dearborn Capital Partners III, L.P., Madison Dearborn Special Equity III, L.P., Special Advisors Fund I, LLC, J.P. Morgan Capital Corporation, Sixty Wall Street Fund, L.P., BT Capital Investors, L.P., Randolph Street Partners II, Schwerin Company, L.L.C., Paul J. Magnell and Northwestern University and their Affiliates or any of their respective direct or indirect officers, directors, managers, members, partners, equity owners, employees, agents, representatives, successors or assigns.

              "MDP MANAGEMENT AGREEMENT" shall mean a management agreement among PCA and MDP in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

              "MILLS" shall have the meaning provided in Section 5.11.

              "MINIMUM BORROWING AMOUNT" shall mean (i) for Term Loans of any Tranche, $10,000,000 (and, if greater, in an integral multiple of $100,000) (ii) for Revolving Loans, $3,000,000 (and, if greater, in an integral multiple of $100,000) and (iii) for Swingline Loans, $250,000 (and if greater, in an integral multiple of $50,000).

              "MORGAN GUARANTY" shall mean Morgan Guaranty Trust Company of New York, in its individual capacity, and any successor thereto.

              "MORTGAGE" shall have the meaning provided in Section 5.11 and, after the execution and delivery thereof, shall include each Additional Mortgage.

              "MORTGAGE POLICIES" shall have the meaning provided in Section
5.11.

              "MORTGAGED PROPERTY" shall have the meaning provided in Section
5.11 and, after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property.

              "MULTIEMPLOYER PLAN" shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

              "NET ASSET SALE PROCEEDS" shall mean the Net Sale Proceeds resulting from any Asset Sale .

              "NET INSURANCE/CONDEMNATION PROCEEDS" shall mean any cash payments or proceeds received by the Borrower or any of its Subsidiaries (i) under any business interruption insurance policy or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and documented costs incurred by the Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary in respect thereof, including (i) income taxes reasonably estimated to be actually payable within two years of the date of receipt of such payments or proceeds as a result of any gain recognized in connection with the receipt of such payment or proceeds and (ii) payment of the outstanding amount of premium or penalty, if any, and interest of any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is repaid as a result of receipt of such payments or proceeds.

              "NET SALE PROCEEDS" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold, and (iii) the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; PROVIDED, HOWEVER, that such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (including indemnification payments) (to the extent the Borrower delivers to the Lenders a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition. The parties hereto acknowledge and agree that Net Sale Proceeds shall not include any trade-in-credits or purchase price reductions received by the Borrower or any of its Subsidiaries in connection with an exchange of equipment for replacement equipment that is the functional equivalent of such exchanged equipment.

              "NON-DEFAULTING LENDER" shall mean and include each Lender other than a Defaulting Lender.

              "NOTE" shall mean each Tranche A Term Note, each Tranche B Term Note, each Tranche C Term Note, each Revolving Note and the Swingline Note.

              "NOTICE OF BORROWING" shall have the meaning provided in Section 1.03(a).

              "NOTICE OF CONVERSION" shall have the meaning provided in Section 1.06.

              "NOTICE OFFICE" shall mean the office of the Administrative Agent located at 60 Wall Street, New York, New York 10260 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

              "OBLIGATIONS" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

              "OTHER HEDGING AGREEMENT" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements, energy agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

              "PARTICIPANT" shall have the meaning provided in Section 2.03(a).

              "PAYMENT OFFICE" shall mean the office of the Administrative Agent located at 500 Station Christiana Road, Newark, DEL or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

              "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

              "PCA" shall have the meaning provided in the recitals to this Agreement.

              "PCA ACKNOWLEDGEMENT AND AGREEMENT" shall have the meaning provided in Section 5.18.

              "PCA CREDIT PARTY" shall mean each Credit Party other than a Tenneco Party.

              "PCA HOLDINGS" shall mean PCA Holdings, LLC, a Delaware limited liability company.

              "PCA HOLDINGS SERVICE AGREEMENT" shall mean the Holding Company Support Agreement dated as of April 12, 1999 between PCA Holdings and PCA, as the same may be amended, modified or supplemented from time to time.

              "PCA SECURITY AGREEMENT" shall have the meaning provided in
Section 5.10(b).

              "PCA SECURITY AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the PCA Security Agreement.

              "PERCENTAGE" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, PROVIDED that if the Percentage of any Lender is to be determined after the Total Revolving Loan

Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

              "PERMITTED ACQUIRED DEBT" shall have the meaning provided in
Section 9.04(xiii).

              "PERMITTED ACQUISITION" shall mean the acquisition by the Borrower or any of its Wholly-Owned Domestic Subsidiaries of assets constituting a business, division or product line of any Person not already a Subsidiary of the Borrower or any of its Wholly-Owned Subsidiaries or of 100% of the capital stock or other equity interests of any such Person, PROVIDED that (A) the consideration paid by the Borrower or such Wholly-Owned Subsidiary consists solely of cash (including proceeds of Revolving Loans), the issuance of the Borrower Common Stock, the issuance of Indebtedness otherwise permitted in Section 9.04 and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with GAAP) relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) those acquisitions that are structured as stock acquisitions shall be effected through a purchase of 100% of the capital stock or other equity interests of such Person by the Borrower or such Domestic Wholly-Owned Subsidiary or through a merger between such Person and a Domestic Wholly-Owned Subsidiary of the Borrower, so that after giving effect to such merger, 100% of the capital stock or other equity interests of the surviving corporation of such merger is owned by the Borrower or a Domestic Wholly-Owned Subsidiary, (C) in the case of the acquisition of 100% of the capital stock or other equity interests of any Person, such Person (the "ACQUIRED PERSON") shall own no capital stock or other equity interests of any other Person unless either (x) the Acquired Person owns 100% of the capital stock or other equity interests of such other Person or (y) if the Acquired Person owns capital stock or equity interests in any other Person which is not a Wholly-Owned Subsidiary of the Acquired Person (a "NON-WHOLLY OWNED ENTITY"), (1) the Acquired Person shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition, (2) any Non-Wholly Owned Entity of the Acquired Person shall have been non-wholly-owned prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof, and (3) such Acquired Person and/or its Wholly-Owned Subsidiaries own 80% of the consolidated assets of such Person and its Subsidiaries and Joint Ventures, (D) substantially all of the business, division or product line acquired pursuant to the respective Permitted Acquisition, or the business of the Acquired Person and its Subsidiaries taken as a whole, is in the United States (provided that so long as the aggregate Maximum Permitted Consideration payable in respect of all Permitted Acquisitions described in this parenthetical clause does not exceed $50,000,000 and the assets acquired are Converting Plants, such business or division may be in Canada), (E) the assets acquired, or the business of the Acquired Person and its Subsidiaries, shall be in a business permitted to be conducted pursuant to Section 9.15 and (F) all applicable requirements of Sections 8.13 and 9.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

              "PERMITTED BUSINESS" shall mean the containerboard, paperboard and packaging products business and any business in which PCA and its Subsidiaries are engaged on the Initial Borrowing Date (after giving effect to the Contribution) or any business reasonably related, incidental or ancillary to any of the foregoing.

              "PERMITTED DEBT" shall mean and include Permitted Acquired Debt and Permitted Refinancing Indebtedness.

              "PERMITTED ENCUMBRANCE" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, PROVIDED that in the case of any Additional Mortgaged Property, all such exceptions shall also be acceptable to the Administrative Agent in its reasonable discretion.

              "PERMITTED GROUP" shall mean any group of investors that is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act) at any time prior to the Borrower's initial public offering of common stock, by virtue of the Stockholders Agreement, as the same may be amended, modified or supplemented from time to time, PROVIDED that no single Person (other than the Principals and their Related Parties) Beneficially Owns (together with its Affiliates) more of the Voting Stock of the Borrower that is Beneficially Owned by such group of investors than is then collectively Beneficially Owned by the Principals and their Related Parties in the aggregate.

              "PERMITTED HOLDERS" shall mean and include MDP and the Management Participants.

              "PERMITTED LIENS" shall have the meaning provided in Section 9.01.

              "PERMITTED RECEIVABLES FACILITy" shall mean the receivables facility created under the Permitted Receivables Facility Documents, providing for the sale by the Borrower and/or one or more other Receivables Sellers of Permitted Receivables Facility Assets (thereby providing off-balance sheet financing to the Borrower and the Receivables Sellers) to the Receivables Entity, which in turn shall sell interests in the respective Permitted Receivables Facility Assets to the third-party investors pursuant to the Permitted Receivables Facility Documents (with the Receivables Entity to issue investor certificates, purchased interest certificates or other similar documentation evidencing interests in the Permitted Receivables Facility Assets) in return for the cash used by the Receivables Entity to purchase the Permitted Receivables Facility Assets from the Borrower and/or the respective Receivables Sellers, in each case as more fully set forth in the Permitted Receivables Facility Documents.

              "PERMITTED RECEIVABLES FACILITY ASSETS" shall mean Receivables (whether now existing or arising in the future) of the Borrower and its Subsidiaries which are transferred to the Receivables Entity pursuant to the Permitted Receivables Facility and any related Permitted Receivables Related Assets which are also so transferred to the Receivables Entity and all proceeds thereof.

              "PERMITTED RECEIVABLES FACILITY DOCUMENTS" shall mean each of the documents and agreements entered into in connection with the Permitted Receivables Facility, including all documents and agreements relating to the issuance, funding and/or purchase of certificates and purchased interests, all of which documents and agreements shall be in form and substance satisfactory to the Agents and the Required Lenders, in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time so long as (i) any such amendments, modifications, supplements, refinancing or replacements do not impose any conditions or requirements on the Borrower or any of its Subsidiaries that are more restrictive in any material respect than those in existence on the Permitted Receivables Facility Transaction Date, (ii) any such amendments, modifications, supplements, refinancings or replacements are not adverse in any way to the interests of the Lenders and (iii) any such amendments, modifications, supplements, refinancings or replacements are otherwise in form and substance reasonably satisfactory to the Administrative Agent.

              "PERMITTED RECEIVABLES FACILITY FINANCING COSTS" shall mean, for any period, the total consolidated interest and fee expense of the Borrower and its Subsidiaries which would have existed for such period pursuant to the Permitted Receivables Facility if same were structured as a secured lending arrangement rather than as a facility for the sale of Permitted Receivables Facility Assets.

              "PERMITTED RECEIVABLES FACILITY THRESHOLD AMOUNT" shall, on the Permitted Receivables Facility Transaction Date, equal the amount applied on such date to repay outstanding Term Loans and/or reduce the Total Revolving Loan Commitment pursuant to Section 4.02(j) or 3.03(f), as the case may be; PROVIDED that, on each date upon which a mandatory repayment and/or commitment reduction is required pursuant to Section 4.02(j) or 3.03(f), as the case may be, as a result of the incurrence of Attributed Receivables Facility Indebtedness in excess of the Permitted Receivables Facility Threshold Amount as theretofore in effect, the Permitted Receivables Facility Threshold Amount shall be increased (on the date of, after giving effect to, the respective mandatory repayment and/or commitment reduction) by the amount of the mandatory principal repayment or commitment reduction required on such date pursuant to Section 4.02(j) or 3.03(f), as the case may be, as a result of the respective incurrence of Attributed Receivables Facility Indebtedness, PROVIDED that at no time shall the Permitted Receivables Facility Threshold Amount exceed $250,000,000.

              "PERMITTED RECEIVABLES FACILITY TRANSACTION" shall mean the consummation of the transactions contemplated by the Permitted Receivables Facility Documents on the initial funding date thereunder.

              "PERMITTED RECEIVABLES FACILITY TRANSACTION DATE" shall mean the date of the consummation of the Permitted Receivables Facility Transaction in accordance with the requirements of Section 8.16.

              "PERMITTED RECEIVABLES RELATED ASSETS" shall mean, with respect to any Person, all of the following property and interests in property of such Person, whether now existing or existing in the future or hereafter acquired or arising and in each case to the extent relating to the respective Receivables of such Person: (i) all unpaid seller's or lessor's rights (including, without limitation, recession, replevin, reclamation and stoppage in transit, relating to any of the foregoing or arising therefrom),
(ii) all rights to any goods or merchandise represented by any of the foregoing (including, without limitation, returned or repossessed goods),
(iii) all reserves and credit balances with respect to any such Receivable or the respective account debtor, (iv) all letters of credit, security or guarantees of any of the foregoing, (v) all insurance policies or reports relating to any of the foregoing, (vi) all collection or deposit accounts relating to any of the foregoing, (vii) all proceeds of any of the foregoing, and (viii) all books and records relating to any of the foregoing.

              "PERMITTED REFINANCING INDEBTEDNESS" shall mean any Indebtedness of the Borrower and its Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund Existing Indebtedness or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such refinancing or renewal does not (i) increase the amount of such Indebtedness outstanding immediately prior to such refinancing or renewal or
(ii) add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, (c) such refinancing or renewal Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Indebtedness being renewed or refinanced, and (d) all other terms of such refinancing or renewal (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the respective borrower than those previously existing with respect to the Indebtedness being refinancing or renewed.

              "PERMITTED SALE-LEASEBACK TRANSACTION" shall mean any sale by the Borrower or any of its Subsidiaries of any asset first acquired by the Borrower or such Subsidiary which asset is then leased back to the Borrower or such Subsidiary, PROVIDED that (i) the proceeds of the respective sale shall be entirely cash and in an amount at least equal to 85% of the fair market value of such asset (as determined in good faith by senior management of the Borrower) and (ii) the respective transaction is otherwise effected in accordance with the applicable requirements of Section 9.02(xiv).

              "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

              "PIK TRIGGER DATE" shall mean April 12, 2004.

              "PLAN" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) PCA or a Subsidiary of PCA or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which PCA, or a Subsidiary of PCA or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

              "PLEDGE AGREEMENT" shall have the meaning provided in Section
5.09.

              "PLEDGE AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in each of the Pledge Agreements.

              "PLEDGED SECURITIES" shall mean "PLEDGED SECURITIES" as defined in the Pledge Agreement.

              "POST-CLOSING PERIOD" shall have the meaning provided in Section 8.13(a).

              "PREFERRED EQUITY ISSUANCE" shall have the meaning provided in
Section 5.06(a).

              "PRIME LENDING RATE" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

              "PRINCIPAL" shall mean

              (1)     MDP Group; and

              (2)     TPI and its Affiliates.

              "PRO FORMA BASIS" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a PRO FORMA basis to (i) the assumption, incurrence or issuance of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been assumed, incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (ii) the permanent repayment of any Indebtedness (other than the revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or repaid on the first day of the relevant Calculation Period, (iii) the Permitted Acquisition, if any, then being consummated as if such Permitted Acquisition (and all other Permitted Acquisitions consummated after the first day of the relevant Calculation Period and on or prior to the Calculation Date) had been effected on the first day of the respective Calculation Period, (iv) the Permitted Sale-Leaseback Transaction, if any, then being consummated as if such Permitted Sale-Leaseback Transaction (and all other Permitted Sale-Leaseback Transactions consummated after the first day of the relevant Calculation Period and on or prior to the Calculation Date) had been effected on the first day of the respective Calculation Period, (v) any cash Dividend paid pursuant to Section 9.03(vi), if any, then being consummated as if such Dividend (and all other such Dividends paid during the twelve month period ending on the Calculation Date) had been effected on the first day of the respective Calculation Period and (vi) a Timberlands Disposition, as if such Timberlands Disposition (and all other Timberlands Dispositions consummated after the first day of the relevant Calculation Period and on or prior to the Calculation Date) and the Capitalized Lease Obligations or operating lease obligations, if any, incurred in connection with any leasing arrangements with respect to Timberland Properties sold pursuant to such Timberlands Disposition and any increase or decrease in fiber, stumpage or similar costs as a result of such Timberlands Dispositions and the application of the related Excluded Timberlands Disposition Proceeds had been effected on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

              (a) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness, or to finance Permitted Acquisitions) assumed, incurred or issued after the first day of the relevant Calculation Period and on or prior to the Calculation Date (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been assumed, incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the Calculation Date and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the Calculation Date;

              (b) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest (x) at the rate applicable thereto, in the case of fixed rate Indebtedness or (y) at the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

              (c) in making any determination of Consolidated EBITDA, PRO FORMA effect shall be given to any Permitted Acquisition for the respective period being tested, taking into account, cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost-savings or expenses were realized on the first day of the respective period.

              Notwithstanding anything to the contrary contained above, (x) for the purposes of Sections 9.09 and, for purposes of all determinations of the Applicable Margins, PRO FORMA effect (as otherwise provided above) shall only be given for events or occurrences which occurred during the respective Test Period but not thereafter and (y) for purposes of Section 8.13, PRO FORMA effect (as otherwise provided above) shall be given for events or occurrences which occurred during the respective Calculation Period and thereafter but on or prior to the respective date of determination.

              "PROJECTIONS" shall mean the financial projections set forth on
Schedule IX hereto.

              "PURCHASE SUPPLY AGREEMENTS" shall mean those certain Purchase/Supply Agreements between PCA and Tenneco Automotive Inc., PCA and Tenneco Packaging Specialty and Consumer Products Inc., and PCA and Tenneco Packaging Inc., in each case dated as of April 12, 1999, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "QUALIFIED IPO" shall mean a widely distributed public offering of Borrower Common Stock.

              "QUARTERLY PAYMENT DATE" shall mean the last Business Day of March, June, September and December occurring after the Initial Borrowing Date.

              "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 ET SEQ.

              "REAL PROPERTY" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

              "RECEIVABLES" shall mean all accounts receivable (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services rendered no matter how evidenced whether or not earned by performance).

              "RECEIVABLES ENTITY" shall mean a Wholly-Owned Subsidiary of the Borrower which engages in no activities other than in connection with the financing of accounts receivable of the Receivables Sellers and which is designated (as provided below) as the "Receivables Entity" (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Subsidiary of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Borrower or any other Subsidiary of the Borrower in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Borrower or any other Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither the Borrower nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Permitted Receivables Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Borrower, and (c) to which neither the Borrower nor any other Subsidiary of the Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer's certificate of the Borrower certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

              "RECEIVABLES SELLERS" shall mean the Borrower and those Subsidiary Guarantors that are from time to time party to the Permitted Receivables Facility Documents.

              "REFERENCE LENDER" shall mean Morgan Guaranty, BTCo and The Chase Manhattan Bank.

              "REFINANCING" shall mean the consummation of the refinancing transactions pursuant to, and in accordance with the requirements of, Section 5.07.

              "REFINANCING DOCUMENTS" shall mean the certificates, agreements and other documents entered into in connection with the Refinancing.

              "REGISTER" shall have the meaning provided in Section 13.17.

              "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

              "REGULATION T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

              "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "REGULATION X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

              "RELATED PARTY" shall mean:

              (1) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member (in the case of an individual) of any Principal; or

              (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of any one or more Principals and/or such other Persons referred to in the immediately preceding clause (1).

              "RELEASE" shall mean the active or passive disposing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, migration, placing and the like into the environment.

              "REPLACED LENDER" shall have the meaning provided in Section 1.13.

              "REPLACEMENT LENDER" shall have the meaning provided in
Section 1.13.

              "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

              "REQUIRED APPRAISAL" shall have the meaning provided in Section 8.11(g).

              "REQUIRED LENDERS" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted Percentage of Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments) of Non-Defaulting Lenders and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Adjusted Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

              "RESTRICTED ACCOUNT" shall have the meaning provided in the TPI Security Agreement.

              "REVOLVING LOAN" shall have the meaning provided in Section
1.01(d).

              "REVOLVING LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.13 or 13.04(b).

              "REVOLVING LOAN MATURITY DATE" shall mean April 12, 2005.

              "REVOLVING NOTE" shall have the meaning provided in Section
1.05(a).

              "ROLLOVER AMOUNT" shall have the meaning provided in Section 9.07(b).

              "SCHEDULED REPAYMENTS" shall mean Tranche A Scheduled Repayments, Tranche B Scheduled Repayments and Tranche C Scheduled Repayments.

              "SEC" shall have the meaning provided in Section 8.01(g).

              "SECONDARY COMMON EQUITY FINANCING DOCUMENTS" shall mean all of the agreements and documents governing, or relating to, the Secondary Common Equity Issuance.

              "SECONDARY COMMON EQUITY ISSUANCE" shall mean the issuance by PCA of Borrower Common Stock to TPI (representing (as of the Initial Borrowing
Date) 45% of the voting interest of the Borrower's capital stock) as contemplated by the Contribution Agreement.

              "SECTION 4.04(B)(II) CERTIFICATE" shall have the meaning provided in Section 4.04(b).

              "SECURED CREDITORS" shall have the meaning provided in the Security Documents.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

              "SECURITY AGREEMENTS" shall mean and include the TPI Security Agreement and the PCA Security Agreement.

              "SECURITY DOCUMENT" shall mean the Pledge Agreement, each Security Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document.

              "SENIOR SUBORDINATED NOTES" shall mean PCA's 9 5/8% Senior Subordinated Notes due 2009 issued pursuant to the Senior Subordinated Notes Indenture, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Senior Subordinated Notes" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Notes Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum, dated as of March 30, 1999, and the definition of Exchange Senior Subordinated Notes.

              "SENIOR SUBORDINATED NOTES DOCUMENTS" shall mean the Senior Subordinated Notes, the Senior Subordinated Notes Indenture and all other documents executed and delivered in respect of the Senior Subordinated Notes and the Senior Subordinated Notes Indenture, in each case as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SENIOR SUBORDINATED NOTES INDENTURE" shall mean the Indenture, dated as of April 12, 1999, among PCA, the Subsidiary Guarantors and United States Trust Company of New York, as trustee thereunder, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SHAREHOLDERS' AGREEMENTS" shall have the meaning provided in
Section 5.05.

              "STANDARD SECURITIZATION UNDERTAKINGS" shall mean representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary thereof in connection with the Permitted Receivables Facility which are reasonably customary in an off-balance-sheet accounts receivable transaction.

              "STANDBY LETTER OF CREDIT" shall have the meaning provided in
Section 2.01(a).

              "STATED AMOUNT" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

              "STOCKHOLDERS' AGREEMENT" shall mean the Stockholders Agreement, dated as of April 12, 1999, as in effect on the Effective Date.

              "SUB DEBT RESTRICTED ACCOUNT" shall have the meaning provided in the Subordinated Notes Purchase Agreement.

              "SUBORDINATED NOTES PURCHASE AGREEMENT" shall mean the Note Purchase Agreement, dated as of April 12, 1999, between TPI and J.P. Morgan, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SUBORDINATED PROMISSORY NOTES" shall mean the Borrower's 9 5/8% Subordinated Promissory Notes issued pursuant to the Subordinated Notes Purchase Agreement, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SUBORDINATED PROMISSORY NOTES DOCUMENTS" shall mean the Subordinated Notes Purchase Agreement, the Subordinated Promissory Notes, the Subordinated Tenneco Guaranty and all other documents executed and delivered in respect of the Subordinated Notes Purchase Agreement and the Subordinated Promissory Notes, in each case as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SUBORDINATED TENNECO GUARANTY" shall mean the Guarantee, dated as of April 12, 1999, of Tenneco, of TPI's obligations under the Subordinated Promissory Notes, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

              "SUBSIDIARIES GUARANTY" shall have the meaning provided in
Section 5.08(a).

              "SUBSIDIARY" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time, PROVIDED that for purposes of Section 7A of this Agreement (and the component definitions used therein), in the case of any representation, warranty or agreement made by TPI prior to the Contribution Effective Time, the term "Subsidiary" shall mean any Subsidiary (as defined above without giving effect to this proviso) that is a Contributed Subsidiary.

              "SUBSIDIARY GUARANTOR" shall mean each Subsidiary of the Borrower designated as a "Subsidiary Guarantor" on Schedule VIII hereto or which executes a guaranty after the Initial Borrowing Date pursuant to
Section 8.11 or 8.13.

              "SWINGLINE EXPIRY DATE" shall mean the date which is two Business Days prior to the Revolving Loan Maturity Date.

              "SWINGLINE LENDER" shall mean Morgan Guaranty.

              "SWINGLINE LOAN" shall have the meaning provided in Section
1.01(e).

              "SWINGLINE NOTE" shall have the meaning provided in Section
1.05(a).

              "SYNDICATION AGENT" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

              "SYNDICATION DATE" shall mean that date upon which the Co-Lead Arrangers determine in their sole discretion acting in good faith (and notify the Borrower) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 13.04) has been completed.

              "TAX BENEFIT" shall have the meaning provided in Section
4.04(c).

              "TAX SHARING AGREEMENT" shall have the meaning provided in
Section 5.05.

              "TAXES" shall have the meaning provided in Section 4.04(a).

              "TENNECO" shall mean Tenneco, Inc., a Delaware corporation.

              "TENNECO GUARANTY" shall have the meaning provided in Section 5.08(b).

              "TENNECO PARTY" shall mean each of Tenneco and TPI.

              "TENNECO PENSION PLAN" shall have the meaning provided in
Section 7B.10.

              "TERM LOAN" shall mean each Tranche A Term Loan, each Tranche B Term Loan and each Tranche C Term Loan.

              "TERM LOAN COMMITMENT" shall mean each Tranche A Term Loan Commitment, each Tranche B Term Loan Commitment and each Tranche C Term Loan Commitment, with the Term Loan Commitment of any Lender at any time to equal the sum of its Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and Tranche C Term Loan Commitment as then in effect.

              "TEST PERIOD" shall mean shall mean (x) for any determination made on or prior to the last day of the fiscal quarter ended March 31, 2000, the period from July 1, 1999 to the last day of the fiscal quarter of the Borrower then last ended or then ending and (y) for any determination made thereafter, the period of four consecutive fiscal quarters then last ended or then ending in each case taken as one accounting period.

              "TIMBERLAND PROPERTIES" shall mean the substantially unimproved timber properties owned by the Borrower and its Subsidiaries.

              "TIMBERLANDS DISPOSITION" shall mean the sale or disposition by the Borrower or any of its Subsidiaries (pursuant to one or more series of sales) of the Timberland Properties.

              "TIMBERLANDS DISPOSITION RECAPTURE/RESTRICTED PAYMENTS REQUIREMENTS" shall have the meaning provided in Section 4.02(g).

              "TOTAL ASSETS" shall mean the book value of consolidated gross assets of the Borrower and its Subsidiaries, as reflected in the financial statements of the Borrower most recently delivered pursuant to Section 8.01(a) or (b), as the case may be.

              "TOTAL AVAILABLE REVOLVING LOAN COMMITMENT" shall mean at any time an amount equal to the Total Revolving Loan Commitment at such time less the Blocked Commitment at such time.

              "TOTAL COMMITMENTS" shall mean, at any time, the sum of the Commitments of each of the Lenders.

              "TOTAL RELEVANT ASSETS" shall mean Total Assets less the book value of the Timberlands Properties included therein, as reflected in the financial statements of the Borrower most recently delivered pursuant to
Section 8.01(a) or (b), as the case may be.

              "TOTAL REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

              "TOTAL TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Total Tranche A Term Loan Commitment, Total Tranche B Term Loan Commitment and the Total Tranche C Term Loan Commitment.

              "TOTAL TRANCHE A TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Tranche A Term Loan Commitments of each of the Lenders.

              "TOTAL TRANCHE B TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Tranche B Term Loan Commitments of each of the Lenders.

              "TOTAL TRANCHE C TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Tranche C Term Loan Commitments of each of the Lenders.

              "TOTAL UNUTILIZED REVOLVING LOAN COMMITMENT" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

              "TPI" shall have the meaning provided in the first paragraph of this Agreement.

              "TPI PERMITTED LIENS" shall have the meaning provided such term in the TPI Security Agreement.

              "TPI SECURITY AGREEMENT" shall have the meaning provided in
Section 5.10(a).

              "TPI SECURITY AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the TPI Security Agreement.

              "TPI SECURITY DOCUMENTS" shall mean the TPI Security Agreements and all mortgages and other agreements, if any, executed pursuant to the terms thereof.

              "TPI TRANSACTIONS" shall mean the transactions described in clauses (iii), (iv), (v) and (viii) of the definition of "Transaction".

              "TRADE LETTER OF CREDIT" shall have the meaning provided in
Section 2.01(a).

              "TRANCHE" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being five separate Tranches, I.E., Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans and Swingline Loans.

              "TRANCHE A SCHEDULED REPAYMENT" shall have the meaning provided in Section 4.02(b).

              "TRANCHE A SCHEDULED REPAYMENT DATE" shall have the meaning provided in Section 4.02(b).

              "TRANCHE A TERM LOAN" shall have the meaning provided in
Section 1.01(a).

              "TRANCHE A TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Tranche A Term Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04.

              "TRANCHE A TERM LOAN MATURITY DATE" shall mean April 12, 2005.

              "TRANCHE A TERM NOTE" shall have the meaning provided in
Section 1.05(a).

              "TRANCHE B SCHEDULED REPAYMENT" shall have the meaning provided in Section 4.02(c).

              "TRANCHE B SCHEDULED REPAYMENT DATE" shall have the meaning provided in Section 4.02(c).

              "TRANCHE B TERM LENDER" shall have the meaning provided in
Section        4.02(o).

              "TRANCHE B TERM LOAN" shall have the meaning provided in
Section 1.01(b).

              "TRANCHE B TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled

"Tranche B Term Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
1.13 or 13.04(b).

              "TRANCHE B TERM LOAN MATURITY DATE" shall mean April 12, 2007.

              "TRANCHE B TERM NOTE" shall have the meaning provided in
Section 1.05(a).

              "TRANCHE C SCHEDULED REPAYMENT" shall have the meaning provided in Section 4.02(d).

              "TRANCHE C SCHEDULED REPAYMENT DATE" shall have the meaning provided in Section 4.02(d).

              "TRANCHE C TERM LENDER" shall have the meaning provided in
Section 4.02(o).

              "TRANCHE C TERM LOAN" shall have the meaning provided in
Section 1.01(c).

              "TRANCHE C TERM LOAN COMMITMENT" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Tranche A Term Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such lender pursuant to Section 1.13 or 13.04.

              "TRANCHE C TERM LOAN MATURITY DATE" shall mean April 12, 2008.

              "TRANCHE C TERM NOTE" shall have the meaning provided in
Section 1.05(a).

              "TRANSACTION" shall mean, collectively, (i) the Initial Common Equity Issuance, (ii) the Preferred Equity Issuance, (iii) the issuance by TPI of the Subordinated Promissory Notes on the Initial Borrowing Date generating gross cash proceeds of $550,000,000 and the deposit of the proceeds thereof in the Sub Debt Restricted Account, (iv) the incurrence of the Term Loans by TPI on the Initial Borrowing Date and the deposit of the proceeds thereof in the Restricted Account, (v) the consummation of the Refinancing, (vi) the Secondary Common Equity Issuance, (vii) the issuance by PCA of the Senior Subordinated Notes on the Initial Borrowing Date in an aggregate principal amount of $550,000,000, (viii) the consummation of the Contribution, (ix) the assumption by PCA of all the rights, obligations and interest of TPI under the Credit Documents (including, without limitation, the Obligations) pursuant to the PCA Acknowledgement and Agreement and the effectiveness of the Security Documents and (x) the payment of fees and expenses owing in connection with the foregoing.

              "TYPE" shall mean the type of Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan or a Eurodollar Loan.

              "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

              "UNFUNDED CURRENT LIABILITY" of any Plan which is not a Multiemployer Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined as of the latest actuarial report for the most recent plan year exceeds the market value of all plan assets allocable to such liabilities (excluding any accrued but unpaid contributions).

              "UNITED STATES" and "U.S." shall each mean the United States of America.

              "UNPAID DRAWING" shall have the meaning provided for in Section 2.04(a).

              "UNUTILIZED REVOLVING LOAN COMMITMENT" with respect to any Lender, at any time, shall mean such Lender's Revolving Loan Commitment at such time LESS the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's Adjusted Percentage of the Letter of Credit Outstandings in respect of Letters of Credit issued under this Agreement.

              "VOTING STOCK" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof are entitled to vote in the election of the Board of Directors of such Person.

              "WAIVABLE MANDATORY REPAYMENT" shall have the meaning provided in Section 4.02(o).

              "WAIVABLE REPAYMENT" shall mean a Waivable Mandatory Repayment and a Waivable Voluntary Repayment.

              "WAIVABLE VOLUNTARY REPAYMENT" shall have the meaning provided in Section 4.02(o).

              "WHOLLY-OWNED SUBSIDIARY" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying
shares) is at the time owned       by such Person and/or one or more
Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

              "WOODLAND MORTGAGES" shall mean and include each Mortgage in respect of a Woodland Property.

              "WOODLAND PROPERTIES" shall mean and include each Mortgaged Property designated as a "Woodland Property" on Schedule III hereto.

              "Y2K PROBLEM" shall mean any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of the Borrower or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as efficiently and reliably in all material respects as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

              SECTION 12.  THE AGENTS.

              12.01 APPOINTMENT. Each Lender hereby irrevocably designates and appoints Morgan Guaranty as Administrative Agent (for purposes of this Section 12, the term "ADMINISTRATIVE AGENT" shall mean and include Morgan Guaranty (and/or any of its affiliates) in its capacity as Administrative Agent hereunder and Collateral Agent pursuant to the Security Documents) and BTCo as Syndication Agent to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and the Syndication Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each of the Administrative Agent and the Syndication Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

              12.02 NATURE OF DUTIES. Each of the Administrative Agent and the Syndication Agent agrees to act in its capacity as such upon the express conditions contained in this Section 12. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Administrative Agent and the Syndication Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent or the Syndication Agent. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; the Administrative Agent and the Syndication Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The provisions of this Section 12 are solely for the benefit of the Administrative Agent, the Syndication Agent, the Co-Lead Arrangers and the Lenders, and neither the Borrower nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each of the Administrative Agent and the Syndication Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

              12.03 LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT AND THE SYNDICATION AGENT. Each Lender expressly acknowledges that none of the Administrative Agent, the Syndication Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Syndication Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Syndication Agent to any Lender. Independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Lender, each Lender and the holder of each Note, to the extent it deems appropriate and based on such documents and information as it deems appropriate, has made and shall continue to make (i) its own independent investigation of the business, assets, operations, property, prospects, financial and other conditions and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own credit analysis and appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into the possession of the Administrative Agent, the Syndication Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates before the making of the Loans or at any time or times thereafter. The Administrative Agent and the Syndication Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

              12.04 CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT AND THE SYNDICATION AGENT. If the Administrative Agent or the Syndication Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent or the Syndication Agent, as the case may be, shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent or the Syndication Agent, as the case may be, shall have received instructions from the Required Lenders as it deems appropriate or it shall have been indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; and the Administrative Agent or the Syndication Agent, as the case may be, shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Administrative Agent or the Syndication Agent as a result of the Administrative Agent or the Syndication Agent, as the case may be, acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders and such instructions or any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

              12.05 RELIANCE. The Administrative Agent and the Syndication Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document, conversation or telephone message signed, sent or made by any Person that the Administrative Agent or the Syndication Agent, as the case may be, believed to be the proper

Person or persons, and upon advice or statement of legal counsel (including, without limitations counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent or the Syndication Agent, as the case may be.

              12.06 INDEMNIFICATION. The Lenders agree to indemnify each of the Administrative Agent and the Syndication Agent in their respective capacities as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such "percentages" to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent or the Syndication Agent in their respective capacities as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent or the Syndication Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries; PROVIDED, that no Bank shall be liable to the Administrative Agent or the Syndication Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of the Administrative Agent or the Syndication Agent, as the case may be. If any indemnity furnished to the Administrative Agent or the Syndication Agent for any purpose shall, in the opinion of the Administrative Agent or the Syndication Agent be insufficient or become impaired, the Administrative Agent or the Syndication Agent, as the case may be, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 12.06 shall survive the payment of all Obligations.

              12.07 AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to its obligation to make Loans, the Loans made by it and all Obligations owed to it under this Agreement, each of the Administrative Agent and the Syndication Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Majority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent and the Syndication Agent in their individual capacities. Each of the Administrative Agent and the Syndication Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

              12.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

              12.09 RESIGNATION BY THE AGENTS. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

              (b) Upon any such notice of resignation by the Administrative Agent, the Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

              (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which shall not be unreasonably withheld or delayed), shall then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

              (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 25th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

              (e) The Syndication Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Lenders. Such resignation shall take effect at the end of such five Business Day period. Upon the effectiveness of the resignation of the Syndication Agent, the Administrative Agent shall assume all of the functions and duties of the Syndication Agent hereunder and/or under the other Credit Documents.

              12.10 DELEGATION OF DUTIES. Each of the Administrative Agent and the Syndication Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. None of the Administrative Agent or the Syndication Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

              12.11 EXCULPATORY PROVISIONS. None of the Administrative Agent, the Syndication Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person in its capacity as Administrative Agent or Syndication Agent, as the case may be, under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any of its Subsidiaries or any of its officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Syndication Agent under or in connection with, this Agreement or any other Document or for any failure of the Borrower or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. None of the Administrative Agent or the Syndication Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. None of the Administrative Agent or the Syndication Agent shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent or the Syndication Agent, as the case may be, to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Syndication Agent, as the case may be, or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Deault or Event of Default.

              12.12 NOTICE OF DEFAULT. None of the Administrative Agent or the Syndication Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent or the Syndication Agent, as the case may be, has actually received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent or the Syndication Agent receives such a notice, the Administrative Agent or the Syndication Agent, as the case may be, shall give prompt notice thereof to the Lenders. The Administrative Agent or the Syndication Agent, as the case may be, shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED, that, unless and until the Administrative Agent or the Syndication Agent, as the case may be, shall have received such directions, the Administrative Agent or the Syndication Agent, as the case may be, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

              12.13 SPECIAL PROVISIONS REGARDING THE CO-LEAD ARRANGERS AND CO-DOCUMENTATION AGENTS. No Co-Lead Arranger or Co-Documentation Agent shall have any obligations, responsibilities or duties under this Agreement or any other Credit Document in its capacity as such.

              SECTION 13.  MISCELLANEOUS.

              13.01 PAYMENT OF EXPENSES, ETC. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents and the Co-Lead Arrangers (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of each Co-Lead Arranger in connection with its syndication efforts with respect to this Agreement and of each Agent, each Issuing Bank and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for each Agent and for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent, each Co-Lead Arranger, the Collateral Agent, each Issuing Bank and each Lender, and each of their respective officers, directors, trustees, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent, any Co-Lead Arranger, any Issuing Bank, the Collateral Agent or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, any Co-Lead Arranger, the Collateral Agent, any Issuing Bank, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction), or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned or operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property at any time owned or operated by the Borrower or any of its Subsidiaries with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any such Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or such Real Property, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless each Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

              13.02 RIGHT OF SETOFF. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent, each Issuing Bank and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent, such Issuing Bank or such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party but in any event excluding assets held in trust for any such Person against and on account of the Obligations and liabilities of such Credit Party to such Agent, such Issuing Bank or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Agent, such Issuing Bank or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

              (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR, TO THE EXTENT REQUIRED BY SECTION 13.12 OF THIS AGREEMENT, ALL OF THE LENDERS, OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR THE ADMINISTRATIVE AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUISITE LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS

SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

              13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic, telex, telecopier or cable communication) and mailed, telexed, telecopied, cabled or delivered: if to the Borrower, at the address specified opposite its signature below; if to any Lender, at its address specified opposite its name on Schedule II below; if to the Syndication Agent, at the address specified opposite its signature below; if to the Administrative Agent, at its Notice Office; and if to any Co-Lead Arranger, at the address specified opposite its signature below; or, as to the Borrower, at such other address as shall be designated by the Borrower in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

              13.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective
successors and assigns of the    parties hereto; PROVIDED, HOWEVER, that (i) no
Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders, PROVIDED that TPI may transfer all of its rights, obligations and interest hereunder and under the other Credit
Documents (including all of the Obligations) to PCA in connection with the Contribution pursuant to, and in accordance with the terms of, the Bank
Credit Agreement Assignment and Assumption Agreement, (ii) although any
Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and (iii) no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would
(x) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except (I) in connection with a waiver of applicability of any post-default increase in interest rates and (II) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (x)) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (y) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (z) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) securing the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

              (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitment) to its (i) parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (iii) to one or more Lenders or (y) assign all, or if less than all, a portion equal to at least $2,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitments and outstanding principal amount of Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitment) hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, PROVIDED that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Administrative Agent and each Issuing Bank shall be required in connection with any assignment of all or any portion of Revolving Loan Commitments (which consents shall not be unreasonably withheld or delayed),
(iv) in the case of assignments pursuant to clause (y) above, the consent of the Administrative Agent (and, unless any Default or Event of Default is then in existence, the consent of the Borrower) shall be required (which consents shall not be unreasonably withheld or delayed) and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500.
 To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments (it being understood that the indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06) shall survive as to such assigning Lender). At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment, subject to Section 4.04(b)).

              (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), any Lender which is a fund may pledge all or any portion of its Notes or Loans to any trustee, other representative of holders of notes issued by such fund, or holder of obligations owed by such fund, in support of its obligation to such trustee, representative or holder. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

              13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any other Credit Party and any Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

              13.06 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

              (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

              (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

              13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED that (i) except as otherwise specifically provided herein, all computations of the Available J.V. Basket Amount, Excess Cash Flow, the Leverage Ratio and the Applicable Margins and all computations determining compliance with Sections 9.08 through 9.11, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements of the Containerboard Group for the fiscal year ended December 31, 1998 delivered to the Lenders pursuant to
Section 5.16 (with the foregoing generally accepted accounting principles, subject to the preceding proviso, herein called "GAAP"), (ii) to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a PRO FORMA Basis and (iii) for all purposes of this Agreement, all Attributed Receivables Facility Indebtedness shall be treated as Indebtedness of the Borrower and its Subsidiaries hereunder, regardless of any differing treatment pursuant to generally accepted accounting principles.

              (b) All computations of interest on Eurodollar Loans, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable. All computations of interest on Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

              13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH

AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN THE STATE OF NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

              (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

              (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

              13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Lenders who are initially parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

              13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

              13.12 AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12,
(iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit

Document (it being understood and agreed, however, that TPI may transfer all of its rights and obligations under the Credit Documents to PCA pursuant to the Contribution); PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (t) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (u) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (v) without the consent of the respective Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Administrative Agent or the Syndication Agent, amend, modify or waive any provision of Section 12 as same applies to the Administrative Agent or the Syndication Agent, as the case may be, or any other provision as same relates to the rights or obligations of the Administrative Agent or the Syndication Agent, as the case may be, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or alte the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Sections 4.02(b), (c) and (d)) (although (x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and (y) if additional Tranches of Term Loans are extended after the Initial Borrowing Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis (as is originally done with the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans) in the various prepayments or repayments required pursuant to Sections 4.01 and 4.02 (excluding Sections 4.02(b), (c), (d) and any section providing Scheduled Repayments for any new Tranche of Term Loans) or (z) without the consent of the Majority Lenders of the respective Tranche, reduce the amount of, or extend the date of, any Scheduled Repayment applicable to such Tranche or, without the consent of the Majority Lenders of each Tranche, amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date).

              (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through

(v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche or Tranches of Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment (if such Lender's consent is required as a result of its Revolving Loan Commitment) and/or repay each Tranche of outstanding Term Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Sections 3.02(b) and/or 4.01(iv), PROVIDED that, unless the Commitments are terminated, and Loans repaid, pursuant to preceding clause
(B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined both before and after giving effect to the proposed action) shall specifically consent thereto, PROVIDED FURTHER, that in any event the Borrower shall not have the right to replace a Lender, terminate its Revolving Loan Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

              13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.06, 13.01 and
13.06 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

              13.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11,
2.05 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

              13.15 LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within one year after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

              13.16 CONFIDENTIALITY. (a) Subject to the provisions of clause (b) of this Section 13.16, each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company or board of trustees in its sole discretion determines that any such party should have access to such information), any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, PROVIDED that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Lender, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body (including any securities exchange or self-regulatory body), (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to any Agent or the Collateral Agent, (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, PROVIDED that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 13.16 and (g) to any Person (or such Person's investment advisor) with whom such Lender has entered into or proposes to enter into (in each case either directly or indirectly) any credit swap agreement with respect to such Lender's Loans and/or Commitments, PROVIDED such Person (and such investment advisor, if any) agrees to be bound by the confidentiality provisions contained in this Section 13.16.

              (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of their affiliates or investment advisors any information related to the Borrower or any of their respective Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower or its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender).

              13.17 REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this
Section 13.17, to maintain a register (the "REGISTER") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Commitment and/or Loan, if any, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender, if requested by such assigning or transferor Lender and/or such new Lender. The Borrower shall indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this
Section 13.17.

              13.18 POST-CLOSING ACTIONS. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

              (a) SECURITY DOCUMENT FILINGS. Form UCC-1 financing statements and the grants of security interests in certain intellectual property delivered by PCA to the Collateral Agent on the Initial Borrowing Date pursuant to the Security Documents shall be filed in the appropriate governmental office within 10 days following the Initial Borrowing Date.

              (b) REAL ESTATE ITEMS. The conditions set forth on Schedule XI hereto shall be satisfied within the time periods specified on such Schedule, subject in each case to the last sentence appearing on said Schedule.

              (c) TIMBER STAND FILINGS. Within 90 days following the Initial Borrowing Date, PCA shall, and shall have caused each of its Subsidiaries to, have taken all actions to ensure that the security interests in the Standing Timber (as defined in the PCA Security Agreement) of the Borrower and its Subsidiaries purported to be created pursuant to the PCA Security Agreement have been duly perfected (including, without limitation, the execution, delivery and recording of financing statements, instruments and other documents, in each case in form and substance satisfactory to the Administrative Agent).

              All provisions of this Credit Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions and the satisfaction of the conditions described above and on Schedule XI within the time periods required hereby and thereby (and, rather than as otherwise provided in the Credit Documents)); PROVIDED, that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken, or conditions were not satisfied, on the Initial Borrowing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken or condition is satisfied (or was required to be taken or satisfied) in accordance with the foregoing provisions of this
Section 13.18 and (y) all representations and warranties relating to the Collateral Documents shall be required to be true immediately after the actions required to be taken, or the conditions required to be satisfied, by this Section 13.18 have been taken or satisfied (or were required to be taken or satisfied), it being understood that any condition set forth in items 1 through 5 on Schedule XI not satisfied within the time period specified therefor on said Schedule shall nevertheless be deemed to have been satisfied within such time period to the extent "best efforts" or "commercially reasonable efforts" (as may be specified on Schedule XI for such item) were used by PCA or its relevant Subsidiary to satisfy such condition. The acceptance of the benefits of the Loans shall constitute a representation, warranty and covenant by PCA to each of the Lenders that the actions and conditions required pursuant to this Section 13.18 will be, or have been, taken or satisfied within the relevant time periods referred to in this
Section 13.18 and Schedule XI and that, at such time, all representations and warranties contained in this Credit Agreement and the other Credit Documents shall then be true and correct without any modification pursuant to this
Section 13.18. The parties hereto acknowledge and agree that the failure to take any of the actions or satisfy any of the conditions required above or on
Schedule XI within the relevant time periods required above or by said
Schedule XI (but excluding in any event items 1 through 5, inclusive, on Schedule XI to the extent provided by the last sentence of said Schedule), shall give rise to an immediate Event of Default pursuant to this Agreement.


                    [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

ADDRESS:


1900 Westfield Court               TENNECO PACKAGING, INC.
Lake Forest, IL 60045
                                   By  /s/ James V. Faulkner
                                     ------------------------------------------
                                        Title: Vice President and Assistant
                                        Secretary
Attention:  James V. Faulkner
Telephone: 847-482-2000
Facsimile:   847-482-4589


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                     Individually and as Administrative Agent

                                   By:  /s/ Colleen B. Galle
                                      -----------------------------------------
                                        Title: Vice President


                                   J.P. MORGAN SECURITIES, INC.,
                                     as Co-Lead Arranger

                                   By:  /s/ Kenneth A. Lang
                                      -----------------------------------------
                                        Title: Managing Director


                                   BT ALEX BROWN INCORPORATED,
                                      as a Co-Lead Arranger

                                   By:  /s/ Loretta Summers
                                      -----------------------------------------
                                        Title: Managing Director


                                   BANKERS TRUST COMPANY, Individually and as
                                      Syndication Agent

                                   By:  /s/ Robert R. Telesca
                                      -----------------------------------------
                                        Title: Assistant Vice President

                                   ABN AMRO BANK N.V.

                                   By:  /s/ Christian H. Sievers
                                      -----------------------------------------
                                      Title: Senior Vice President

                                   By:  /s/ Paul S. Faust
                                      -----------------------------------------
                                      Title: Vice President


                                   AIM STRATEGIC INCOME FUND

                                   By:  INVESCO (NY) INC.,
                                        as Investment Advisor

                                        By:  /s/ Cheng-Hock Lau
                                           ------------------------------------
                                           Title: Chief Investment Officer


                                   ALLSTATE INSURANCE COMPANY

                                   By:  /s/ Jerry D. Zinkula
                                      -----------------------------------------
                                      Title: Authorized Signatory

                                   By:  /s/ Patricia W. Wilson
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   ALLSTATE LIFE INSURANCE COMPANY

                                   By:  /s/ Jerry D. Zinkula
                                      -----------------------------------------
                                      Title: Authorized Signatory

                                   By:  /s/ Charles D. Mires
                                      -----------------------------------------
                                      Title: Authorized Signatory

                                   ARCHIMEDES FUNDING II, LTD.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By:  /s/ Jane M. Nelson
                                           ------------------------------------
                                           Title: Senior Vice President


                                   ARCHIMEDES FUNDING , L.L.C.

                                   By:  ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By:  /s/ Jane M. Nelson
                                           ------------------------------------
                                           Title: Senior Vice President


                                   BANK OF MONTREAL

                                   By:  /s/ L.A. Durning
                                      -----------------------------------------
                                      Title: Portfolio Manager


                                   BANK UNITED

                                   By:  /s/ Phil Green
                                      -----------------------------------------
                                      Title: Director-Commercial Syndications


                                   BAYERISCHE HYPO-UND VEREINSBANK AG, New York
                                        Branch

                                   By:  /s/ Sylvia Cheng
                                      -----------------------------------------
                                      Title: Director

                                   By:  /s/ Erich Ebner v. Eschenbach
                                      -----------------------------------------
                                      Title: Managing Director

                                   CANADIAN IMPERIAL BANK OF COMMERCE

                                   By:  /s/ William M. Swenson
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   CHASE MANHATTAN BANK

                                   By:  /s/ Jonathan E. Twichell
                                      -----------------------------------------
                                      Title: Vice President


                                   CO BANK, ACB

                                   By:  /s/ Brian J. Klatt
                                      -----------------------------------------
                                      Title: Vice President


                                   COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                      EUROPEENNE

                                   By:  /s/ Sean Mounier
                                      -----------------------------------------
                                      Title: First Vice President

                                   By:  /s/ Brian O' Leary
                                      -----------------------------------------
                                      Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:  /s/ Attila Koc
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By:  TCW Asset Management Company,
                                        its Investment Manager

                                        By:  /s/ Justin L. Driscoll
                                           ------------------------------------
                                           Title: Senior Vice President

                                   CYPRESSTREE INVESTMENT FUND, LLC

                                   By:  CypressTree Investment Management
                                        Company, Inc., its Managing Member

                                        By:  /s/ Peter K. Merrill
                                           ------------------------------------
                                           Title: Managing Director


                                   CYPRESSTREE SENIOR FLOATING RATE FUND

                                   By:  CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager

                                        By:  /s/ Peter K. Merrill
                                           ------------------------------------
                                           Title: Managing Director


                                   DEBT STRATEGIES FUND III, INC.

                                   By:  /s/ Andrew C. Liggio
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   DRESDNER BANK AG NEW YORK AND GRAND CAYMAN
                                      BRANCHES

                                   By:  /s/ Christopher E. Sarisky
                                      -----------------------------------------
                                      Title: Assistant Vice President

                                   By:  /s/ Beverly G. Cason
                                      -----------------------------------------
                                      Title: Vice President

                                   ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN
                                      AG

                                   By:  /s/ John S. Runnion
                                      -----------------------------------------
                                      Title: First Vice President

                                   By:  /s/ Anca Trifan
                                      -----------------------------------------
                                      Title: Vice President


                                   FEDERAL STREET PARTNERS

                                   By:  /s/ Gregory R. D. Clark
                                      -----------------------------------------
                                      Title: Managing Director


                                   FIRSTRUST BANK

                                   By:  /s/ E.A. D'Ancona
                                      -----------------------------------------
                                      Title: Executive Vice President


                                   FIRST UNION NATIONAL BANK

                                   By:  /s/ Andrew G. Paine
                                      -----------------------------------------
                                      Title: Vice President


                                   FLEET NATIONAL BANK

                                   By:  /s/ Mark S. Pelletier
                                      -----------------------------------------
                                      Title: Vice President


                                   FLOATING RATE PORTFOLIO

                                   By: INVESCO Senior Secured Management, Inc., as attorney in fact

                                        By:  /s/ Joseph Rotondo
                                           ------------------------------------
                                           Title: Authorized Signatory

                                   FRANKLIN FLOATING RATE TRUST

                                   By:  /s/ Chauncey Lufkin
                                      -----------------------------------------
                                      Title: Vice President


                                   FREMONT INVESTMENT & LOAN

                                   By:  /s/ Maria Chachere
                                      -----------------------------------------
                                      Title: Vice President


                                   GALAXY CLO 1999-1, LTD.

                                   By:  /s/ Steve Staver
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:  /s/ William E. Magee
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                      INDIVIDUALLY AND AS DOCUMENTATION AGENT

                                   By:  /s/ Stephen B. King
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   HELLER FINANCIAL, INC.

                                   By:  /s/ Sheila C. Weimer
                                      -----------------------------------------
                                      Title: Vice President

                                   IMPERIAL BANK, A CALIFORNIA BANKING
                                      CORPORATION

                                   By:  /s/ Ray Vadalma
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   JACKSON NATIONAL LIFE INSURANCE COMPANY

                                   By:  PPM America, Inc., as attorney in fact,
                                        on behalf of Jackson National Life
                                        Insurance Company

                                        By:  /s/ Gaetano Petrelli
                                           ------------------------------------
                                           Title: Vice President


                                   KZH APPALOOSA LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH CNC LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH CRESCENT-2 LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH CYPRESS TREE-1 LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent

                                   KZH ING-1 LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH ING-3 LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH IV LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH PONDVIEW LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH SHOSHONE LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH SOLEIL-2 LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                      Title: Authorized Agent


                                   KZH STERLING LLC

                                   By:  /s/ Virginia Conway
                                      -----------------------------------------
                                       Title: Authorized Agent

                                   MEDICAL LIABILITY MUTUAL
                                      INSURANCE COMPANY

                                   By:  /s/ K.Wayne Kahle
                                      -----------------------------------------
                                      Title: Vice President


                                   MERRILL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.

                                   By:  /s/ Andrew C. Liggio
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                                      INC.

                                   By:  /s/ Andrew C. Liggio
                                      -----------------------------------------
                                      Title: Authorized Signatory


                                   MICHIGAN NATIONAL BANK

                                   By:  /s/ Lisa Davidson McKinnon
                                      -----------------------------------------
                                      Title: Commercial Relationship Manager


                                   MONUMENTAL LIFE INSURANCE COMPANY

                                   By:  /s/ Gregory W. Theobald
                                      -----------------------------------------
                                       Title: Vice President & Assistant
                                              Secretary


                                   MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                   By:  /s/ Peter Gewirtz
                                      -----------------------------------------
                                      Title: Authorized Signatory

                                   NATEXIS BANQUE BFCE

                                   By:  /s/ Jordan Sadler
                                      -----------------------------------------
                                      Title: Associate

                                   By:  /s/ G. Kevin Dooley
                                      -----------------------------------------
                                      Title: Vice President


                                   NATIONSBANK, N.A.

                                   By:  /s/ Edward A. Hamilton
                                      -----------------------------------------
                                      Title: Managing Director


                                   NORTH AMERICAN SENIOR FLOATING RATE FUND

                                   By:  CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager

                                        By:  /s/ Peter K. Merrill
                                           ------------------------------------
                                           Title: Managing Director


                                   OAK HILL SECURITIES FUND, L.P.

                                   By:  Oak Hill Securities GenPar, L.P.,
                                        its General Partner

                                        By:  Oak Hill Securities MGP, Inc.,
                                             its General Partner

                                             By:  /s/ Scott Krase
                                                -------------------------------
                                                Title: Vice President

                                   OCTAGON LOAN TRUST

                                   By:  Octagon Credit Investors, as Manager,
                                        as a Lender

                                        By:  /s/ Joyce C. DeLucca
                                           ------------------------------------
                                           Title: Managing Director


                                   ORIX USA CORPORATION

                                   By:  /s/ Hirovoki Miyauchi
                                      -----------------------------------------
                                      Title: Executive Vice President


                                   OSPREY INVESTMENTS PORTFOLIO

                                   By:  Citibank, N.A., as Manager

                                        By:  /s/ Hans L. Christensen
                                           ------------------------------------
                                           Title: Vice President


                                   PACIFIC LIFE INSURANCE COMPANY

                                   By:  /s/ Raymond J. Lee
                                      -----------------------------------------
                                      Title: Senior Vice President

                                   By:  /s/ Elaine M. Havens
                                      -----------------------------------------
                                      Title: Vice President


                                   PARIBAS CAPITAL FUNDING LLC

                                   By:  /s/ Jeffrey J. Youle
                                      -----------------------------------------
                                      Title: Director

                                   PARIBAS CORPORATION,
                                      AS AGENT FOR PARIBAS

                                   By:  /s/ David C. Kreidler
                                      -----------------------------------------
                                      Title: Vice President
                                             Loan Syndication & Trading

                                   By:  /s/ Daniel W. Whalen
                                      -----------------------------------------
                                      Title: Managing Director
                                             Co-Head-Loan Syndication & Trading


                                   PILGRIM PRIME RATE TRUST

                                   By:  Pilgrim Investments, Inc.,
                                        as its Investment Manager

                                        By:  /s/ Michael Prince
                                           ------------------------------------
                                           Title: Vice President


                                   SEQUILS I, LTD

                                   By:  TCW Advisors, Inc. as its Collateral
                                        Manager

                                        By:  /s/ Justin L. Driscoll
                                           ------------------------------------
                                           Title: Senior Vice President

                                        By:  /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Title: Vice President


                                   SOUTHERN PACIFIC BANK

                                   By:  /s/ Cheryl A. Wasilewski
                                      -----------------------------------------
                                      Title: Senior Vice President

                                   SRF TRADING, INC.

                                   By:  /s/ Kelly C. Walker
                                      -----------------------------------------
                                      Title: Vice President


                                   THE BANK OF NOVA SCOTIA

                                   By:  /s/ F.C.H. Ashby
                                      -----------------------------------------
                                      Title: Senior Manager Loan Operations

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                   By:  /s/ Eric M. Moore
                                      -----------------------------------------
                                      Title: Assistant Vice President


                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By:  /s/ Philip Yarrow
                                      -----------------------------------------
                                      Title: Corporate Finance Officer


                                   THE FUJI BANK, LIMITED

                                   By:  /s/ Peter L. Chinnici
                                      -----------------------------------------
                                      Title: Joint General Manager


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                   By:  /s/ Walter R. Wolff
                                      -----------------------------------------
                                      Title: Joint General Manager

                                   THE ING CAPITAL SENIOR SECURED HIGH INCOME
                                      FUND, L.P.

                                   By:  ING Capital Advisors LLC,
                                        as Investment Advisor

                                        By:  /s/ Jane M. Nelson
                                           ------------------------------------
                                           Title: Senior Vice President


                                   THE MITSUBISHI TRUST & BANKING CORPORATION

                                   By:  /s/ Beatrice E. Kossodo
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   THE SUMITOMO BANK, LTD

                                   By:  /s/ Suresh S. Tata
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   SUTTER CBO 1998-1 LTD.

                                   By:  Wells Fargo Bank, N.A.,
                                        its Attorney-in-Fact

                                        By:  /s/ Christine C. Rotter
                                           ------------------------------------
                                           Title: Vice President

                                   THE TRAVELERS INSURANCE COMPANY

                                   By:  /s/ Robert M. Mills
                                      -----------------------------------------
                                      Title: Investment Officer


                                   TORONTO DOMINION (NEW YORK), INC.

                                   By:  /s/ Jorge A. Garcia
                                      -----------------------------------------
                                      Title: Vice President

                                   TRANSAMERICA BUSINESS CREDIT CORPORATION

                                   By:  /s/ Perry Vavoules
                                      -----------------------------------------
                                      Title: Senior Vice President


                                   TRAVELERS CORPORATE LOAN FUND, INC.

                                   By: TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                                        By:  /s/ Robert M. Mills
                                           ------------------------------------
                                           Title: Investment Officer


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:  /s/ Henry  G. Montgomery
                                      -----------------------------------------
                                      Title: Vice President


                                   VAN KAMPEN PRIME RATE INCOME TRUST

                                   By:  /s/ Jeffrey W. Maillet
                                      -----------------------------------------
                                      Title: Senior Vice President & Director


                                   WACHOVIA BANK, N.A.

                                   By:  /s/ Debra L. Coheley
                                      -----------------------------------------
                                      Title: Senior Vice President